Prospectus Supplement to Prospectus Dated September 27, 2005

$213,790,000

(Approximate)

Mortgage Pass-Through Certificates, Series 2005-S3

Nomura Asset Acceptance Corporation,
Alternative Loan Trust, Series 2005-S3

Issuer

Nomura Asset Acceptance Corporation

Depositor

Wells Fargo Bank, N.A.

Master Servicer and Securities Administrator

GMAC Mortgage Corporation

Servicer

Consider carefully the Risk Factors beginning on page S-15 in this prospectus supplement.

The certificates will represent interests in the trust created for Series 2005-S3 only and will not represent interests in or obligations of Nomura Asset Acceptance Corporation, Nomura Credit & Capital, Inc., Nomura Securities International, Inc., the master servicer, the securities administrator, the servicer, the trustee or any of their respective affiliates.

This prospectus supplement may be used to offer and sell the offered certificates only if accompanied by the prospectus.

•

•

Nomura Asset Acceptance Corporation, Alternative Loan Trust, Series 2005-S3, referred to in this prospectus supplement as the trust, will issue 15 classes of certificates, 9 of which are offered hereby.  Each class of offered certificates will receive monthly distributions of interest, principal or both.

•

The certificates represent ownership interests in the trust, whose assets are primarily a pool of fixed-rate, second lien mortgage loans.

•

Credit enhancement for all of the classes of offered certificates will be provided by the use of excess interest to create overcollateralization, subordination and amounts received under an interest rate cap agreement.

•

The yield to investors on each class of offered certificates will be sensitive to the rate and timing of principal payments on the mortgage loans, which may vary over time.

Nomura Securities International, Inc., referred to in this prospectus supplement as the underwriter, will buy the offered certificates from Nomura Asset Acceptance Corporation, the depositor, at a price equal to 102.42% of their face value, plus accrued interest, as applicable.  The depositor will pay the expenses related to the issuance of the certificates from these proceeds.  The underwriter will offer the offered certificates from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale.

The trust will make multiple REMIC elections for federal income tax purposes.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE OFFERED CERTIFICATES OR DETERMINED THAT THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS IS ACCURATE OR COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Delivery of the offered certificates will be made in book-entry form through the facilities of The Depository Trust Company, Clearstream, Luxembourg and the Euroclear System on or after September 29, 2005.

The date of this prospectus supplement is September 27, 2005.

TABLE OF CONTENTS

PROSPECTUS SUPPLEMENT

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RISK FACTORS

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THE MORTGAGE POOL

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THE ORIGINATORS

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THE SELLER

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THE MASTER SERVICER

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THE SERVICER

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THE CREDIT RISK MANAGER

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THE POOLING AND SERVICING
AGREEMENT

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DESCRIPTION OF THE CERTIFICATES

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YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS

-

USE OF PROCEEDS

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CERTAIN MATERIAL FEDERAL INCOME TAX CONSEQUENCES

-

ERISA CONSIDERATIONS

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LEGAL INVESTMENT
CONSIDERATIONS

-105

PLAN OF DISTRIBUTION

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LEGAL MATTERS

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RATINGS

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INDEX OF DEFINED TERMS

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ANNEX I GLOBAL CLEARANCE,

SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

I-1

ANNEX II INTEREST RATE CAP AGREEMENT SCHEDULES

II-1

                  PROSPECTUS

DESCRIPTION OF THE TRUST FUNDS

3

USE OF PROCEEDS

18

YIELD CONSIDERATIONS

19

THE DEPOSITOR

26

DESCRIPTION OF THE SECURITIES

26

DESCRIPTION OF THE AGREEMENTS

42

DESCRIPTION OF CREDIT SUPPORT

69

CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS

74

MATERIAL FEDERAL INCOME TAX CONSEQUENCES

97

ERISA CONSIDERATIONS

129

LEGAL INVESTMENT

135

METHODS OF DISTRIBUTION

138

ADDITIONAL INFORMATION

139

INCORPORATION OF CERTAIN DOCUMENTS
BY REFERENCE

140

LEGAL MATTERS

141

FINANCIAL INFORMATION

141

RATING

141

INDEX OF DEFINED TERMS

142

Important notice about information in this prospectus supplement and the accompanying prospectus

You should rely only on the information contained in this document. We have not authorized anyone to provide you with different information.

We provide information to you about the offered certificates in two separate documents that progressively provide more detail:

•

the accompanying prospectus, which provides general information, some of which may not apply to this series of certificates; and

•

this prospectus supplement, which describes the specific terms of this series of certificates.

Nomura Asset Acceptance Corporation’s principal offices are located at Two World Financial Center, Building B, 21st Floor, New York, New York 10281, and its telephone number is (212) 667-2197.

SUMMARY OF TERMS

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The following summary is a very broad overview of the certificates offered by this prospectus supplement and the accompanying prospectus and does not contain all of the information that you need to consider when making your investment decision.  To understand the terms of an offering of the certificates, you should read this entire document and the accompanying prospectus carefully.

•

Certain statements contained in or incorporated by reference in this prospectus supplement and the accompanying prospectus consist of forward-looking statements relating to future economic performance or projections and other financial items.  These statements can be identified by the use of forward-looking words such as “may,” “will,” “should,” “expects,” “believes,” “anticipates,” “estimates,” or other comparable words. Forward-looking statements are subject to a variety of risks and uncertainties that could cause actual results to differ from the projected results. Those risks and uncertainties include, among others, general economic and business conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond our control.  Because we cannot predict the future, what actually happens may be very different from what is contained in our forward-looking statements.

The Certificates
Class	Initial Principal Balance(1)	Pass-Through Rate	Initial Rating (S&P/Moody’s)	Designation
Offered Certificates:
A-1	$91,030,000	Variable(2)	AAA/Aaa	Senior
A-2	$20,830,000	Variable(2)	AAA/Aaa	Senior
A-3	$50,000,000	Variable(2)	AAA/Aaa	Senior
A-IO	Notional(3)	20.000%(5)	AAA/Aaa	Senior/Interest Only
M-1	$24,728,000	Variable(2)	AA/Aa2	Subordinate
M-2	$14,613,000	Variable(2)	A/A2	Subordinate
B-1	$6,000,000	Variable(2)	BBB+/Baa1	Subordinate
B-2	$4,116,000	Variable(2)	BBB/Baa2	Subordinate
B-3	$2,473,000	Variable(2)	BBB-/Baa3	Subordinate

Total Offered Certificates (approximate):	$213,790,000

Non-Offered Certificates:
B-4-IO	Notional(4)	8.000%(5)	BB/Ba2	Subordinate/Interest Only
B-4-PO	$4,608,000	N/A(6)	BB/Ba2	Subordinate/ Principal Only
R	N/A(7)	N/A(7)	Not Rated	Residual
X-1	N/A(8)	N/A(8)	Not Rated	Subordinate
X-2	N/A(9)	N/A(9)	Not Rated	Charged Off Loans
P	$100	N/A(10)	Not Rated	Prepayment Charges

Total Certificates (approximate):	$218,398,100

(1)

(2)

The certificates are subject to a variance of no more than 10% prior to their issuance.

(3)

The pass-through rate for the Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class B-1, Class B-2 and Class B-3 Certificates will be based upon one-month LIBOR plus the applicable certificate margin, subject to a rate cap.  After the first possible optional termination date, these certificate margins will increase.  For additional information on the calculation of the pass-through rates, see “Description of the Certificates—Distributions of Interest.”

(4)

The Class A-IO Certificates are interest only certificates, will have no principal balance and will accrue interest on the Class A-IO Notional Amount, which for each distribution date on or prior to the distribution date in March 2008 will equal the lesser of (i) the aggregate principal balance of the mortgage loans as of the first day of the related collection period and (ii) the related specified notional balance as set forth herein under “Description of the Certificates—Distributions of Interest.”  After the distribution date in March 2008, the Class A-IO Notional Amount will be zero and the Class A-IO Certificates will no longer be entitled to distributions of interest.

(5)

The Class B-4-IO Certificates are interest only certificates, will have no principal balance and will accrue interest on the Class B-4-IO Notional Amount, which for each distribution date will equal the principal balance of the Class B-4-PO Certificates.

(6)

Subject to a cap as described herein under “Description of the Certificates—Distributions of Interest.”

(7)

The Class B-4-PO Certificates are principal-only certificates and will not accrue interest.

(8)

The Class R Certificates will not accrue interest, will not have a principal balance and are the class of certificates representing the residual interests in the trust.

(9)

The Class X-1 Certificates will not accrue interest, will not have a principal balance and are the class of certificates representing the amount of overcollateralization in the trust at any time and are entitled to certain excess interest collections.

(10)

The Class X-2 Certificates will not accrue interest, will not have a principal balance and are the class of certificates representing the right to purchase certain delinquent loans and the right to receive certain charged off loans, in each case as provided in the pooling and servicing agreement.

(11)

The Class P Certificates will not accrue interest and are entitled to all prepayment charges that the servicer receives on the mortgage loans.

Trust

Nomura Asset Acceptance Corporation, Alternative Loan Trust, Series 2005-S3.

Depositor

Nomura Asset Acceptance Corporation, referred to in this prospectus supplement as the depositor.

We refer you to “The Depositor” in the accompanying prospectus for additional information.

Seller

Nomura Credit & Capital, Inc., referred to in this prospectus supplement as the seller.

We refer you to “The Seller” herein for additional information.

Master Servicer/Securities Administrator

Wells Fargo Bank, N.A., referred to in this prospectus supplement as the master servicer and as the securities administrator in its roles as such.  As securities administrator, Wells Fargo Bank, N.A., will also act as certificate registrar and paying agent.

We refer you to “The Master Servicer” and “The Pooling and Servicing Agreement—The Trustee and the Securities Administrator” herein for additional information.

Servicer

GMAC Mortgage Corporation, referred to in this prospectus supplement as GMACM.

We refer you to “The Servicer” herein for additional information.

Trustee

HSBC Bank USA, National Association, referred to in this prospectus supplement as the trustee.

We refer you to “The Pooling and Servicing Agreement—The Trustee and the Securities Administrator” herein for additional information.

Custodians

Wells Fargo Bank, N.A. and JPMorgan Chase Bank, National Association, referred to in this prospectus supplement as the custodians.

We refer you to “The Pooling and Servicing Agreement—Assignment of the Mortgage Loans” herein for additional information.

Credit Risk Manager

The Murrayhill Company.

We refer you to “The Credit Risk Manager” in this prospectus supplement for additional information.

Cut-off Date

September 1, 2005.

Closing Date

On or about September 29, 2005.

Determination Date

The 15th day of the calendar month in which such distribution date occurs or, if such 15th day is not a business day, the business day immediately preceding such 15th day.

Distribution Dates

The securities administrator will make distributions on the certificates on the 25th day of each calendar month or, if the 25th day of a month is not a business day, then the distribution will be made on the next succeeding business day, commencing in October 2005.

Final Scheduled Distribution Date

With respect to each class of certificates other than the Class A-IO Certificates, the distribution date in August 2035, which is the distribution date occurring in the month following the month in which the latest stated maturity of any mortgage loan occurs.  The actual final distribution date could be substantially earlier.  With respect to the Class A-IO Certificates, the distribution date in March 2008.

Minimum Denominations

The Class A-1, Class A-2, Class A-3, Class A-IO, Class M-1, Class M-2, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates will be issued in minimum denominations (by principal balance or notional amount, as applicable) of $25,000 and integral multiples of $1 in excess thereof.  The Class X-1, Class X-2, Class P and Class R Certificates will be issued in minimum percentage interests of 10% and integral multiples of 1% in excess thereof.

Designations

Each class of certificates will have different characteristics, some of which are reflected in the following general designations.

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Class A Certificates

Class A-1, Class A-2 and Class A-3 Certificates.

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Class M Certificates

Class M-1 and Class M-2 Certificates.

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Class B Certificates

Class B-1, Class B-2, Class B-3, Class B-4-IO and Class B-4-PO Certificates.

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LIBOR Certificates

Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class B-1, Class B-2 and Class B-3 Certificates.

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Fixed Rate Certificates

Class A-IO and Class B-4-IO Certificates.

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Offered Certificates

Class A-1, Class A-2, Class A-3, Class A-IO, Class M-1, Class M-2, Class B-1, Class B-2 and Class B-3 Certificates.

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Physical Certificates

Class B-4-IO, Class B-4-PO, Class X-1, Class X-2, Class P and Class R Certificates.

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Senior Certificates

Class A and Class A-IO Certificates.

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Subordinate Certificates

Class M, Class B and Class X-1 Certificates.

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Residual Certificates

Class R Certificates.

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Book-Entry Certificates

All certificates other than the physical certificates.

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ERISA-Restricted Certificates

The Class B-4-IO, Class B-4-PO, Class X-1, Class X-2, Class P and Class R Certificates and any Class of Offered Certificates whose rating is below investment grade upon acquisition.

Although not offered by this prospectus supplement, the non-offered classes are described herein because the certificate principal balance, structure, rights, risks and other characteristics of the non-offered certificates affect the certificate principal balance, structure, rights, risks and other characteristics of the Offered Certificates.

Mortgage Loans

On the closing date, the seller will sell a pool of mortgage loans, referred to herein as the mortgage loans, to the depositor and the depositor will sell the pool of mortgage loans to the trust.  The seller acquired the mortgage loans from a variety of sources.

As of the cut-off date, the mortgage pool will consist of 4,285 fixed-rate, second lien mortgage loans with an aggregate principal balance of approximately $224,805,805.  The mortgage loans will have the following approximate characteristics (percentages are based on the aggregate principal balance of the mortgage loans as of the close of business on the cut-off date):

Range of Remaining Terms to Stated Maturity:	154 to 358 months
Weighted Average Remaining Term to Stated Maturity:	212 months
Range of Original Terms to Stated Maturity:	180 to 360 months
Weighted Average Original Term to Stated Maturity:	216 months
Range of Original Principal Balances:	$10,000 to $300,000
Average Original Principal Balance:	$52,668
Range of Outstanding Principal Balances:	$2,658 to $300,000
Average Outstanding Principal Balance:	$52,463
Range of Mortgage Rates:	6.000% to 13.875%
Weighted Average Mortgage Rate:	10.349%
Range of Original Combined Loan-to-Value Ratios:	37.45% to 100.00%
Weighted Average Original Combined Loan-to-Value Ratio:	96.71%
Range of Available Credit Scores:	551 to 816
Non-Zero Weighted Average Credit Score:	680
Geographic Concentrations in Excess of 5%:
California	32.70%
Florida	11.26%
Virginia	6.54%

Payments on the Certificates

Interest Payments

The amount of interest distributable to each class of certificates entitled to interest on each distribution date will generally equal:

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the per annum pass-through rate for that class of certificates, multiplied by

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1/12th (in the case of the Fixed Rate Certificates), or a fraction whose numerator is the actual number of days in the applicable accrual period and whose denominator is 360 (in the case of the LIBOR Certificates), multiplied by

•

the applicable principal balance or notional amount of that class of certificates, minus

•

the share of some types of interest shortfalls allocated to that class.

Interest distributions received on any distribution date for each class of LIBOR Certificates represent interest accrued during the period commencing on the immediately preceding distribution date (or, in the case of the first distribution date, the closing date) and ending on the day immediately preceding the related distribution date.  Interest distributions received on any distribution date for the Fixed Rate Certificates represent interest accrued during the calendar month immediately preceding the month in which the related distribution date occurs.  Interest will accrue on each class of LIBOR Certificates on the basis of a 360-day year and the actual number of days elapsed in each accrual period. Interest will accrue on the Fixed Rate Certificates on the basis of a 360-day year and twelve 30-day months.

See “Description of the Certificates—Distributions of Interest” in this prospectus supplement.

On each distribution date, interest will be distributed to certificateholders entitled to interest in the order described in “Description of the Certificates” in this prospectus supplement.  It is possible that, on any given distribution date, payments from the mortgage loans will be insufficient to cover interest distributable on all of the certificates that are entitled to receive interest from those mortgage loans.  As a result, some classes of certificates (most likely the subordinate certificates) may not receive the full amount of accrued interest to which they are entitled.  If this happens, those certificates will be entitled to receive any shortfall in interest distributions on future distribution dates and, except with respect to the Class A-IO Certificates, with interest thereon, to the extent available.

The Class B-4-PO, Class X-1, Class X-2, Class P and Class R Certificates will not be entitled to any distributions in respect of accrued interest.

Principal Payments

The amount of principal distributable on any class of certificates entitled to principal on any distribution date will be determined by:

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funds actually received or advanced on the mortgage loans that are available to make principal distributions on the certificates;

•

amounts paid under an interest rate cap agreement available to cover certain realized losses on the mortgage loans; and

•

the amount of excess interest from the mortgage loans available to be paid as principal on the certificates as described below.

Funds actually received or advanced on the mortgage loans will consist of expected monthly scheduled payments, unexpected payments resulting from, among other things, prepayments by mortgagors or liquidations of defaulted mortgage loans (including any mortgage insurance proceeds, if any, on that mortgage loan) and advances made by the servicer or, in its capacity as successor servicer, the master servicer.

The manner of distributing principal among the classes of certificates entitled to principal will differ, as described in this prospectus supplement, depending upon whether a distribution date occurs before the Stepdown Date, or on or after that date, and depending upon the delinquency and loss performance of the mortgage loans.

The Class A-IO, Class B-4-IO, Class X-1, Class X-2 and Class R Certificates will not be entitled to any distributions in respect of principal.

We refer you to “Description of the Certificates—Distributions of Principal” in this prospectus supplement for more detail.

Class P Certificates

On each distribution date, all amounts representing prepayment charges in respect of the mortgage loans will be distributed to the Class P Certificates.  In addition, the Class P Certificates will be entitled to a payment of principal on the distribution date specified in the pooling and servicing agreement from a separate reserve account established for the benefit of the Class P certificateholders.

We refer you to “Description of the Certificates— Class P Certificates” in this prospectus supplement for more detail.

Advances

The servicer will make cash advances with respect to delinquent payments of interest on and principal of mortgage loans to the extent the servicer reasonably believes that the cash advances are recoverable from future collections on the related mortgage loan; provided the servicer, except under the  limited circumstances described in this prospectus supplement, will not be required to make any advances after the mortgage loan becomes 180 days delinquent.  The master servicer will be obligated to make any required monthly advance if the servicer fails in its obligation to do so, to the extent provided in the pooling and servicing agreement.  Advances are intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

We refer you to “The Pooling and Servicing Agreement—Advances” for additional information.

Optional Termination

The master servicer, at its option, may purchase all of the mortgage loans from the trust, thereby retiring the certificates.  This optional purchase of the mortgage loans may occur on any distribution date on or after the later of the distribution date in April 2008 and the distribution date when the current aggregate principal balance of the mortgage loans is less than or equal to 10% of the sum of the aggregate principal balance of the mortgage loans as of the cut-off date.

If the master servicer does not exercise its option to purchase the mortgage loans as described above when it is first entitled to do so, the margins of the LIBOR Certificates will be increased as described in this prospectus supplement.

We refer you to “Description of the Certificates—Optional Termination” and “Description of the Certificates—Distributions of Interest” for additional information.

Optional Purchase of Delinquent Mortgage Loans

As to any mortgage loan that is 90 or more days delinquent, the majority in interest Class X-2 certificateholder may, subject to the limitations described in the pooling and servicing agreement, at its option, purchase such mortgage loan from the trust.

We refer you to “The Pooling and Servicing Agreement—Optional Purchase of Defaulted Mortgage Loans” for additional information.

Credit Enhancement

Credit enhancement is intended to reduce the harm caused to holders of the certificates as a result of shortfalls in payments received and losses realized on the mortgage loans.

1.

Overcollateralization

As of the closing date, the aggregate principal balance of the mortgage loans as of the cut-off date will exceed the aggregate outstanding principal balance of the certificates in an amount equal to approximately 2.85% of the aggregate principal balance of the mortgage loans as of the cut-off date.  This feature is referred to as overcollateralization.

The mortgage loans pay interest each month that, in the aggregate, is expected to exceed the amount needed to pay monthly interest on the certificates and the fees and expenses of the trust.  On each distribution date, this excess interest will be applied to pay principal on the certificates then entitled to distributions of principal if necessary to maintain the required level of overcollateralization.  The required level of overcollateralization may decrease over time.

Losses on the mortgage loans will reduce the amount of overcollateralization.  We cannot assure you that sufficient interest will be generated by the mortgage loans to maintain the required level of overcollateralization.

We refer you to “Description of the Certificates—Overcollateralization” for additional information.

2.

Subordination and Allocation of Losses

The issuance of senior certificates and subordinate certificates by the trust is designed to increase the likelihood that senior certificateholders will receive regular payments of interest and/or principal.

There are two types of subordination features in this transaction:

(A)

The senior certificates will have a payment priority over the subordinate certificates. Each class of subordinate certificates will be subordinate to each other class of subordinate certificates with higher payment priority.

(B)

Losses that are realized when the unpaid principal balance on a mortgage loan and accrued but unpaid interest on such mortgage loan exceeds the proceeds recovered upon liquidation (including any mortgage insurance proceeds on that mortgage loan) will first reduce amounts available in the interest rate cap account attributable to the mortgage loan interest rate cap agreement, then the available excess interest and then reduce the overcollateralization amount.  If amounts available under the mortgage loan interest rate cap agreement, excess interest or overcollateralization are insufficient to cover these amounts, such losses on the mortgage loans will be allocated to the subordinate certificates entitled to distributions of principal, in the reverse order of their priority of payment, until the principal amount of such subordinate certificates is reduced to zero.  Realized losses are not permitted to be allocated to the senior certificates.  If the applicable subordination is insufficient to absorb losses, then holders of the senior certificates may never receive all of their distributions.

We refer you to “Description of the Certificates—Credit Enhancement” for additional information.

3.

Interest Rate Cap Agreements

On the closing date, the trust will enter into three interest rate cap agreements with Bear Stearns Financial Products Inc., as counterparty.  Under each interest rate cap agreement, the counterparty may be required to make a payment to the trust on each interest rate cap payment date.  Payments with respect to the mortgage loan interest rate cap agreement may be available to cover certain realized losses on the mortgage loans.  Payments with respect to the Class A-2 and Class B-2 interest rate cap agreements may be available to cover certain basis risk shortfalls on the Class A-2 and Class B-2 Certificates, respectively.  The first and last interest rate cap payment dates for the mortgage loan interest rate cap agreement occur in October 2005 and September 2011, respectively.  The first and last interest rate cap payment dates for the Class A-2 and Class B-2 interest rate cap agreements occur in October 2005 and January 2011, respectively.

We refer you to “Description of the Certificates—Interest Rate Cap Agreements” for additional information.

Ratings

It is a condition to the issuance of the Offered Certificates that they be assigned ratings not lower than those set forth below by Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s” and, together with S&P, the “Rating Agencies”).

Class	S&P Rating	Moody’s Rating
A-1	AAA	Aaa
A-2	AAA	Aaa
A-3	AAA	Aaa
A-IO	AAA	Aaa
M-1	AA	Aa2
M-2	A	A2
B-1	BBB+	Baa1
B-2	BBB	Baa2
B-3	BBB-	Baa3

The depositor has not requested that S&P or Moody’s assign a rating to any class of certificates other than the certificates listed above.

A rating is not a recommendation to buy, sell or hold securities.  These ratings may be lowered or withdrawn at any time by any of the rating agencies.

We refer you to “Ratings” for additional information.

Tax Status

An election will be made to treat the assets of the trust, exclusive of the Basis Risk Reserve Fund and the Interest Rate Cap Account, as comprising multiple “real estate mortgage investment conduits” (each, a “REMIC”).  Certain classes of certificates will represent “regular interests” in a REMIC, along with rights to receive basis risk shortfalls.  The Class R Certificates will represent the sole class of “residual interests” in each REMIC.

We refer you to “Certain Material Federal Income Tax Consequences” in this prospectus supplement and “Material Federal Income Tax Consequences” in the accompanying prospectus for additional information.

ERISA Considerations

Subject to the considerations discussed under “ERISA Considerations,” the Offered Certificates may be transferred to any investor who is acquiring such certificates on behalf of an employee benefit plan or other retirement arrangement that is subject to Title I of ERISA and/or Section 4975 of the Code.  The Class B-4-IO, Class B-4-PO, Class X-1, Class X-2, Class P and Class R Certificates, or interests therein, may not be transferred to any such investor, except as set forth in “ERISA Considerations.”

We refer you to “ERISA Considerations” in this prospectus supplement and in the accompanying prospectus for additional information.

Legal Investment

The certificates will not be “mortgage related securities” for purposes of the Secondary Mortgage Market Enhancement Act of 1984.  Accordingly, many institutions with legal authority to invest in comparably rated securities may not be legally authorized to invest in such certificates.  You should consult your own counsel as to whether and to what extent the certificates constitute legal investments for you.

We refer you to  “Legal Investment Considerations” for additional information.

RISK FACTORS

In addition to the matters described elsewhere in this prospectus supplement and the prospectus, you should carefully consider the following risk factors before deciding to purchase a certificate.

Lack of Liquidity

There is currently no market for the Offered Certificates.  The underwriter may make a market in the Offered Certificates, but is not obligated to do so.  There can be no assurance that a secondary market for the Offered Certificates will develop or, if a secondary market does develop, that it will provide buyers of the Offered Certificates with liquidity of investment or that it will continue for the life of the Offered Certificates.  There have been times in the past where there have been very few buyers of similar asset backed securities, and there may be similar times in the future.  As a result, you may not be able to sell your certificates when you wish to do so or you may not be able to obtain the price you wish to receive.

Subordinate Loans

All of the mortgage loans are secured by liens that are subordinate to the rights of the mortgagee under a senior mortgage.  The proceeds from any liquidation, insurance or condemnation proceeding will be available to satisfy the outstanding principal balance of such subordinate mortgage loans only to the extent that the claims of the senior mortgage loans have been satisfied in full, including any foreclosure costs.  In certain circumstances where the servicer determines that it would be uneconomical to foreclose on the mortgaged property, the servicer may modify or waive any term of the mortgage loan, including accepting a lesser amount than stated in the mortgage note in satisfaction of the mortgage note.  In addition, the servicer may “charge off” any mortgage loan serviced by it that is delinquent in payment for no less than 180 days in accordance with the terms of the pooling and servicing agreement.  The foregoing considerations will be particularly applicable to subordinate mortgage loans that have high combined loan-to-value ratios because the servicer is more likely to determine that foreclosure would be uneconomical.  You should consider the risk that to the extent losses on mortgage loans are not covered by available credit enhancement, there will be a delay in distributions to you while a deficiency judgment against the mortgagor is sought and if such a deficiency judgment cannot be obtained or is not pursued, you may incur a loss.  See “The Pooling and Servicing Agreement—Loss Mitigation Procedures” in this prospectus supplement for additional information.

Unpredictability of Prepayments and Effect on Yields

Mortgagors may prepay their mortgage loans in whole or in part at any time.  We cannot predict the rate at which mortgagors will repay their mortgage loans.  A prepayment of a mortgage loan generally will result in an accelerated rate of principal payments on the Offered Certificates entitled to principal.

•

If you purchase a certificate at a discount and principal is repaid slower than you anticipate, then your yield may be lower than you anticipate.

•

If you purchase a certificate at a premium and principal is repaid faster than you anticipate, then your yield may be lower than you anticipate.

•

The rate of prepayments on the mortgage loans will be sensitive to prevailing interest rates.  Generally, if prevailing interest rates decline significantly below the interest rates on the mortgage loans, those mortgage loans are more likely to prepay than if prevailing rates remain above the interest rates on such mortgage loans.  Conversely, if prevailing interest rates rise significantly, the prepayments on mortgage loans are likely to decrease.

•

As of origination, approximately 39.29% of the mortgage loans (by aggregate principal balance of the mortgage loans as of the cut-off date) imposed a charge for certain early full or partial prepayments of a mortgage loan.  Generally, the prepayment charge may be imposed if a prepayment is made by a mortgagor during a specified period occurring during the first six months to five years after origination and the amount of such prepayment is in excess of a certain amount.  Such prepayment charges may discourage mortgagors from prepaying their mortgage loans during the penalty period and, accordingly, affect the rate of prepayment of such mortgage loans even in a declining interest rate environment.

•

The seller may be required to purchase mortgage loans from the trust in the event certain breaches of representations and warranties made by it have not been cured.  In addition, the majority in interest Class X-2 certificateholder has the option to purchase mortgage loans that are 90 or more days delinquent subject to the terms of the pooling and servicing agreement.  These purchases will have the same effect on the holders of the certificates as a prepayment of the mortgage loans.  The master servicer has the option to purchase the mortgage loans on any distribution date on or after the later of the distribution date in April 2008 and the distribution date when the current aggregate principal balance of the mortgage loans is less than or equal to 10% of the sum of the aggregate principal balance of the mortgage loans as of the cut-off date.  These purchases will have the same effect on the holders of the certificates as a prepayment of the mortgage loans.  There can be no assurance that the clean up call will occur.  In addition, since Basis Risk Shortfalls are not included in the minimum price required to be paid in a clean up call, holders of the LIBOR Certificates and Class B-4-IO Certificates may not be paid any Basis Risk Shortfalls accrued but unpaid at the time of a clean up call.

•

If the rate of default and the amount of losses on the mortgage loans is higher than you expect, then your yield may be lower than you expect.

•

The overcollateralization provisions are intended to result in an accelerated rate of principal distributions to holders of the certificates entitled to principal.

•

The yield to maturity of the Class B-4-IO Certificates will be sensitive to the rate of principal payments (including prepayments, defaults and liquidations) of the mortgage loans and Class A-IO Certificates will be sensitive to the rate of principal payments (including prepayments, defaults and liquidations) of the mortgage loans to the extent that on any distribution date the aggregate principal balance of the mortgage loans is less than the Specified Notional Amount for such distribution date, which rate may fluctuate significantly over time.  Investors in the Class B-4-IO and Class A-IO Certificates should fully consider the risk that an extremely rapid rate of principal prepayment on the mortgage loans could result in the failure of such investors to fully recover their initial investments.

We refer you to “Yield, Prepayment and Maturity Considerations” for a description of factors that may influence the rate and timing of prepayments on the mortgage loans.

Mortgage Loans Originated Under the Underwriting Guidelines Described Herein Carry a Risk of Higher Delinquencies

The underwriting guidelines used in connection with the origination of the mortgage loans in the trust consider the credit quality of a mortgagor and the value of the mortgaged property.  The mortgagors generally do not qualify for loans conforming to Fannie Mae or Freddie Mac guidelines.  Furthermore, the underwriting guidelines used in connection with the origination of the mortgage loans in the trust do not prohibit a borrower from obtaining financing junior to the lien created by the related mortgage loan on the mortgaged property.  Any such financing would reduce the borrower’s equity in the related mortgaged property.

As a result of the underwriting guidelines used in connection with the origination of the mortgage loans in the trust, these mortgage loans are likely to experience rates of delinquency, foreclosure and bankruptcy that are higher, and that may be substantially higher, than those experienced by mortgage loans underwritten to Fannie Mae and Freddie Mac conforming guidelines.  Furthermore, changes in the values of mortgaged properties may have a greater effect on the delinquency, foreclosure, bankruptcy and loss experience of the mortgage loans than on mortgage loans originated in a more traditional manner.  Similarly, an overall general decline in residential real estate values could cause a particularly severe decline in the value of the mortgaged properties relating to mortgage loans in the trust.  The seller cannot provide any assurance that the mortgaged properties will not experience an overall decline in value.

The Certificates May Be Inappropriate for Individual Investors

The certificates may not be an appropriate investment for you if you do not have sufficient resources or expertise to evaluate the particular characteristics of the applicable class of certificates.  This may be the case because, among other things:

•

The yield to maturity of certificates purchased at a price other than par will be sensitive to the uncertain rate and timing of principal prepayments on the mortgage loans;

•

The rate of principal distributions on, and the weighted average life of, the certificates will be sensitive to the uncertain rate and timing of principal prepayments on the mortgage loans and the priority of principal distributions among the classes of certificates, and for that reason, the certificates may be inappropriate investments for you if you require a distribution of a particular amount of principal on a specific date or an otherwise predictable stream of distributions;

•

You may not be able to reinvest amounts distributed in respect of principal on a certificate (which, in general, are expected to be greater during periods of relatively low interest rates) at a rate at least as high as the pass-through rate on your certificates; or

•

It is possible that a secondary market for the certificates will not develop or that your investment may not be liquid.  Lack of liquidity could result in a substantial decrease in the market value of your certificates.

You should also carefully consider the further risks and other special considerations discussed above and under the heading “Yield, Prepayment and Maturity Considerations” in this prospectus supplement.

Risks Relating to Prepayment Charges

As of origination, approximately 39.29% of the mortgage loans (by aggregate principal balance of the mortgage loans as of the cut-off date), imposed a prepayment charge for certain early full or partial prepayments of a mortgage loan.  Generally, a prepayment charge only remains applicable with respect to a mortgage loan for the limited time period following its origination, as specified in the terms of the related mortgage note.  If a mortgage loan is prepaid following the related limited time period, no prepayment charge will be collected.

Prepayment charges, however, may be unenforceable (i) because of specific state law limitations in certain states governing when and under what circumstances prepayment charges may be collected, (ii) because of limitations on the enforceability of prepayment charges resulting from the application of bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors’ rights generally, (iii) because, in certain cases, collectability of prepayment charges may be limited due to acceleration in connection with a foreclosure or (iv) because of changes that may occur in state or federal law which may render prepayment charges unenforceable or which may otherwise affect the collectability thereof.  In addition, under certain circumstances set forth in the pooling and servicing agreement, the servicer is entitled to waive certain prepayment charges.

Prepayment charges may discourage mortgagors from prepaying their mortgage loans during the penalty period and, accordingly, affect the rate of prepayment of such mortgage loans even in a declining interest rate environment.

The Class P Certificates will be entitled to all prepayment charges collected by the servicer in respect of the mortgage loans.

Balloon Loan Risk

Balloon loans pose a risk because a mortgagor must make a large lump sum payment of principal at the end of the loan term.  If the mortgagor is unable to pay the lump sum or refinance such amount, you will suffer a loss if the credit enhancement is not sufficient to cover such shortfall.  Many of the mortgagors in respect of the balloon loans may have erratic payment histories, including multiple payment delinquencies that may substantially impair their ability to refinance the balloon loans.  See “The Mortgage Pool.”  Approximately 77.92% of the mortgage loans are balloon loans (by aggregate principal balance of the mortgage loans as of the cut-off date).

If Servicing is Transferred, Delinquencies May Increase

In certain circumstances, the entity specified in the pooling and servicing agreement and its transferee or assigns, referred to herein as the servicing rights owner, may request that the servicer, subject to certain conditions specified in the pooling and servicing agreement, resign and appoint a successor servicer.  If this happens, a transfer of servicing will occur that may result in a temporary increase in the delinquencies on the transferred mortgage loans.

Potential Inadequacy of Credit Enhancement or Advances for the Certificates

The overcollateralization feature described in this prospectus supplement is intended to enhance the likelihood that holders of the Offered Certificates will receive regular payments of interest and principal, as applicable.  As described herein, any amounts paid under the interest rate cap agreement may be available to compensate for any losses that occur on the mortgage loans.  Consequently, holders of the Offered Certificates are subject to the credit risk of the counterparty.

None of the servicer, the master servicer or any other entity will advance payments of interest or principal on a delinquent or defaulted mortgage loan if such advances are not likely, in the servicer’s or master servicer’s reasonable judgment, as applicable, to be recovered from the related mortgage loan or the mortgage loan is 180 days or more delinquent (except under the limited circumstances described in this prospectus supplement).  We cannot assure you that the applicable credit enhancement will adequately cover any shortfalls in cash available to pay your certificates as a result of such delinquencies or defaults.

If substantial losses occur as a result of defaults and delinquent payments on the mortgage loans, you may suffer losses.  Because of the subordination features of the trust, the certificates are more susceptible to losses in reverse order of their relative payment priorities (i.e., the Class X-1 Certificates are more susceptible than the Class B-4-IO and Class B-4-PO Certificates, the Class B-4-IO and Class B-4-PO Certificates are more susceptible than the Class B-3 Certificates, the Class B-3 Certificates are more susceptible than the Class B-2 Certificates, the Class B-2 Certificates are more susceptible than the Class B-1 Certificates, the Class B-1 Certificates are more susceptible than the Class M-2 Certificates, the Class M-2 Certificates are more susceptible than the Class M-1 Certificates, and the Class M-1 Certificates are more susceptible than the Class A-1, Class A-2, Class A-3 and Class A-IO Certificates, which will not be allocated any losses).  We refer you to “—Risks of Holding Subordinate Certificates.”

Interest Payments May Be Insufficient to Maintain Overcollateralization

Because the weighted average of the net interest rates on the mortgage loans is expected to be higher than the weighted average of the interest rates on the certificates and rates at which trust expenses accrue, the mortgage loans are expected to generate more interest than the amount necessary to pay interest owed on the certificates as well as the fees and expenses of the trust.  Any remaining interest and amounts paid under the interest rate cap agreement will be used to compensate for losses that occur on the mortgage loans.  After these financial obligations of the trust are covered, the available excess interest (other than amounts paid under the mortgage loan interest rate cap agreement) will be used to maintain overcollateralization.  We cannot assure you, however, that enough excess interest will be generated to maintain the overcollateralization level required by the rating agencies.  The factors described below will affect the amount of excess interest that the mortgage loans will generate:

•

Every time a mortgage loan is prepaid in full, excess interest may be reduced because the mortgage loan will no longer be outstanding and generating interest or, in the case of a partial prepayment, will be generating less interest.

•

Every time a mortgage loan is liquidated or written off, excess interest will be reduced because such mortgage loan will no longer be outstanding and generating interest.

•

If the rates of delinquencies, defaults or losses on the mortgage loans turn out to be higher than expected, excess interest will be reduced by the amount necessary to compensate for any shortfalls in cash available to pay certificateholders.

•

The mortgage loans have rates that are fixed, but the pass-through rates on the LIBOR Certificates adjust based on an index.  As a result, the pass-through rates on these certificates may increase relative to interest rates on the mortgage loans, requiring that more of the interest generated by the mortgage loans be applied to cover interest on these certificates.

Risks of Holding Subordinate Certificates

The protections afforded the Class A-1, Class A-2, Class A-3 and Class A-IO Certificates in this transaction create risks for the subordinate certificates.  Prior to any purchase of subordinate certificates, consider the following factors that may adversely affect the weighted average life and the yield of such certificates:

•

Due to the fact that (i) the subordinate certificates entitled to interest receive distributions of interest only after the Class A-1, Class A-2, Class A-3 and Class A-IO Certificates receive such distributions and (ii) the subordinate certificates entitled to principal receive distributions of principal only after the Class A-1, Class A-2 and Class A-3 Certificates receive such distributions, there is a greater likelihood that the subordinate certificates (in reverse order of their relative payment priorities) will not receive the distributions to which they are entitled on any distribution date.

•

If the servicer determines not to advance a delinquent scheduled payment of interest and principal because such amount is not recoverable from a mortgagor or the related mortgage loan is 180 days or more delinquent, there may be a shortfall in distributions of interest or principal, as applicable, on the certificates that will impact the subordinate certificates in reverse order of their payment priorities.

•

The subordinate certificates entitled to principal are not expected to receive principal distributions until at the earliest, the distribution date in October 2008 (unless the aggregate principal balance of the Class A-1, Class A-2 and Class A-3 Certificates has been reduced to zero).  Thereafter, subject to the delinquency performances of, and cumulative realized losses on, the mortgage pool, the subordinate certificates entitled to principal (unless the aggregate principal balance of the Class A-1, Class A-2 and Class A-3 Certificates has been reduced to zero) may not receive any portion of the amount of principal then payable to such certificates.

•

Losses resulting from the liquidation of defaulted mortgage loans will first reduce amounts on deposit in the interest rate cap account attributable the mortgage loan interest rate cap agreement, then available excess interest and then the level of overcollateralization for the certificates.  If there is no overcollateralization, available excess interest or amounts available to cover losses under the mortgage loan interest rate cap agreement, losses will be allocated to the subordinate certificates in reverse order of their payment priorities.  A loss allocation results in the reduction of the class principal balance of a class of subordinate certificates entitled to principal without a corresponding distribution of cash to the holder.  A lower class principal balance will result in less interest accruing on the related certificates.  However, the amount of any realized losses allocated to the subordinate certificates entitled to principal may be reimbursed to the holders of such subordinate certificates, without interest, according to the priorities set forth under “Description of the Certificates—Credit Enhancement” or from available amounts paid under the mortgage loan interest rate cap agreement.

•

The earlier in the transaction that a loss on a mortgage loan occurs, the greater the impact on yield.

We refer you to  “Description of the Certificates” and “Yield, Prepayment and Maturity Consideration” for additional information.

Effect of Mortgage Rates on Certain Certificates

The pass-through rates of the LIBOR Certificates and Fixed Rate Certificates are subject to a cap.  However, the LIBOR Certificates accrue interest at pass-through rates based on the one-month LIBOR index plus a specified margin on the basis of a 360-day year and the actual number of days elapsed in each accrual period.  The cap on interest paid on the LIBOR Certificates and Class B-4-IO Certificates is based on the weighted average of the interest rates on the mortgage loans net of certain trust expenses and interest payable to the Class A-IO Certificates.  The cap on interest paid to the Class A-IO Certificates is based on the weighted average of the interest rates on the mortgage loans net of certain trust expenses.  The mortgage loans have fixed rates of interest.  As a result, the LIBOR Certificates may accrue less interest than they would accrue if their rates were based solely on the one-month LIBOR index plus the specified margin.  The Class A-IO and Class B-4-IO Certificates may accrue less interest than they would accrue if their rates were based solely on the applicable fixed rate.

In addition, the pass-through rates on the LIBOR Certificates adjust monthly while the mortgage rates on the mortgage loans do not change.  Consequently, the cap on these certificates may limit increases in the pass-through rates for extended periods in a rising interest rate environment.

The limit on the pass-through rates on the LIBOR Certificates will be affected by the amount of interest payable on the Class A-IO Certificates.  As the aggregate principal balance of the mortgage loans is reduced by payments of principal (including prepayments and the proceeds of liquidations of defaulted mortgage loans), the percentage of the total amount of interest generated by the mortgage pool that is used to pay interest on the Class A-IO Certificates will increase.  A rapid rate of prepayments on the mortgage loans (with higher interest rates) following the cut-off date would lower the pass-through rate ceiling applicable to the LIBOR Certificates and Class B-4-IO Certificates, increasing the likelihood that such ceiling will limit the pass-through rates on one or more of such classes of certificates.

If the pass-through rates on the LIBOR Certificates and Class B-4-IO Certificates are limited for any distribution date, the resulting basis risk shortfalls may be recovered by the holders of these certificates on the same distribution date or on future distribution dates on a subordinated basis from amounts on deposit in the Basis Risk Reserve Fund, to the extent described herein.  In addition, the Class A-2 and Class B-2 Certificates will each have the benefit of amounts paid under the related interest rate cap agreement to cover any such basis risk shortfalls.

These factors may adversely affect the yields to maturity on the LIBOR Certificates and Fixed Rate Certificates.

The Effect of the Servicemembers Civil Relief Act

The Servicemembers Civil Relief Act and comparable state and local legislation (collectively, the “Relief Act”), provides relief to mortgagors who enter active military service and to mortgagors in reserve status who are called to active duty after the origination of their mortgage loan.  The response of the United States to the terrorist attacks on September 11, 2001 and the current situation in Iraq has involved military operations that have placed a substantial number of citizens on active duty status, including persons in reserve status or in the National Guard who have been called or will be called to active duty.  It is possible that the number of reservists and members of the National Guard placed on active duty status in the near future may increase.  The Relief Act provides generally that a mortgagor who is covered by the Relief Act may not be charged interest on a mortgage loan in excess of 6% per annum during the period of the mortgagor’s active duty.  In addition to adjusting the interest, the lender must forgive any such interest in excess of 6%, unless a court or administrative agency orders otherwise upon application of the lender.  These shortfalls are not required to be paid by the mortgagor at any future time.  None of the servicer, the master servicer, the securities administrator, the depositor, the seller, the underwriter or the trustee is required to advance these shortfalls as delinquent payments and the shortfalls are not covered by any form of credit enhancement on the certificates.  Interest shortfalls on the mortgage loans due to the application of the Relief Act or similar state legislation or regulations will reduce the amount of interest collections available for distribution on the certificates.

The Relief Act also limits the ability of the servicer to foreclose on a mortgage loan during the mortgagor’s period of active duty and, in some cases, during an additional three-month period thereafter.  As a result, there may be delays in payment and increased losses on the mortgage loans.  Those delays and increased losses will be borne primarily by the outstanding class of certificates with the lowest payment priority.

In addition, the Relief Act provides broad discretion for a court to modify a mortgage loan upon application by the borrower.  It is not possible to predict what modifications to a mortgage loan a court may permit and the possible impact of any such modifications on the certificates.

We do not know how many mortgage loans have been or may be affected by the application of the Relief Act or any similar state legislation.

Interest Payments May Be Insufficient

When a mortgage loan is prepaid, the mortgagor is charged interest only up to the date on which payment is made, rather than for an entire month.  This may result in a shortfall in interest collections available for payment on the related distribution date.  The servicer will be required to pay shortfalls resulting from principal prepayments in full, but only up to an amount equal to the servicing fee for the related prepayment period.  The master servicer is obligated to reduce a portion of its master servicing fee for the related distribution date to the extent necessary to fund any such shortfalls required to be paid but not paid by the servicer.  If the credit enhancement is insufficient to cover this shortfall in excess of the servicing fee or the related portion of the master servicing fee, as applicable, or if there are any shortfalls resulting from partial prepayments, you may incur a loss.

We refer you to “The Pooling and Servicing Agreement—Servicing and Other Compensation and Payment of Expenses” for additional information.

Delay in Receipt of Liquidation Proceeds; Liquidation Proceeds May Be Less than Mortgage Loan Balance

Substantial delays could be encountered in connection with the liquidation of delinquent mortgage loans.  Further, liquidation expenses such as legal fees, real estate taxes and maintenance and preservation expenses will reduce the portion of liquidation proceeds available for distribution to you.  The amount of liquidation proceeds collected will depend in part on the ability of the servicer to liquidate the related mortgaged property.  There can be no assurance as to the extent to which the servicer will be successful in such efforts or as to the timing of such collections.  The ability of the servicer to sell a mortgaged property at any particular time will depend upon the servicer’s ability to find a willing purchaser at a price acceptable to the servicer.  Bankruptcy proceedings involving the related mortgagor may limit the ability of the servicer to sell the mortgaged property.  In addition, rights of redemption under the laws of certain states may limit the ability of the servicer to, or prevent the servicer from, selling a mortgaged property at what would otherwise be an appropriate time for sale.  If a mortgaged property fails to provide adequate security for the mortgage loan, you may incur a loss on your investment if the credit enhancements are insufficient to cover the loss.

In addition, all of the mortgage loans are secured by second liens on the related mortgaged property.  If a mortgagor on a mortgage loan secured by a second lien defaults, the trust’s rights to proceeds on the liquidation of the related mortgaged property are subordinate to the rights of the holder of the first lien on the related mortgaged property.  There may not be enough proceeds to pay both the first lien and the second lien.  You may incur a loss if a mortgaged property fails to provide adequate security for the mortgage loan and the available credit enhancement is insufficient to cover the loss.

Recording of Mortgages in the Name of MERS May Affect Yield on the Certificates

The mortgages or assignments of mortgage for a significant portion of the mortgage loans have been or may be recorded in the name of Mortgage Electronic Registration Systems, Inc., or MERS, solely as nominee for the mortgage loan originator and its successors and assigns. Subsequent assignments of those mortgages are registered electronically through the MERS® System. However, if MERS discontinues the MERS® System and it becomes necessary to record an assignment of the mortgage to the trustee, then any related expenses shall be paid by the trust and will reduce the amount available to pay principal and interest on the class or classes of certificates with class principal balances greater than zero with the lowest payment priorities.

The recording of mortgages in the name of MERS is a relatively new practice in the mortgage lending industry.  Public recording officers and others in the mortgage industry may have limited, if any, experience with lenders seeking to foreclose mortgages, assignments of which are registered with MERS. Accordingly, delays and additional costs in commencing, prosecuting and completing foreclosure proceedings and conducting foreclosure sales of the mortgaged properties could result.  Those delays and additional costs could in turn delay the distribution of liquidation proceeds to certificateholders and increase the amount of losses on the mortgage loans.

High Combined Loan-to-Value Ratios Increase Risk of Loss

Mortgage loans with higher combined loan-to-value ratios may present a greater risk of loss than mortgage loans with combined loan-to-value ratios of 80% or below.  Approximately 96.42% of the mortgage loans (by the aggregate principal balance of the mortgage loans as of the cut-off date), had a combined loan-to-value ratio at the time of origination in excess of 80 % but less than or equal to 100%.

Geographic Concentration

The following chart lists the states with concentrations of mortgage loans in excess of 5%, based on the aggregate principal balance of the mortgage loans as of the cut-off date.

California	32.70%
Florida	11.26%
Virginia	6.54%

Properties in California may be particularly susceptible to certain types of uninsurable hazards, such as earthquakes, floods, mudslides, wildfires and other natural disasters.  Properties located in California may have been damaged by recent mudslides.

In addition, the conditions below will have an impact on the mortgage loans in general:

•

Economic conditions in states listed above which may or may not affect real property values may affect the ability of mortgagors to repay their loans on time.

•

Declines in the residential real estate markets in the states listed above may reduce the values of properties located in those states, which would result in an increase in the loan-to-value ratios.

•

Any increase in the market value of properties located in the states listed above would reduce the loan-to-value ratios and could, therefore, make alternative sources of financing available to the mortgagors at lower interest rates, which could result in an increased rate of prepayment of the mortgage loans.

Hurricanes May Have Affected Mortgaged Properties

Hurricanes, which have struck the Gulf Coast region of the United States during the months of July and August 2005, may have adversely affected any mortgaged properties located in that area.  Additional hurricanes are anticipated to strike the region in September 2005.  The seller will make a representation and warranty that each mortgaged property is free of material damage and in good repair as of the closing date.  We do not know how many mortgaged properties have been or may be affected by the hurricanes.  No assurance can be given as to the effect of this event on the rate of delinquencies and losses on the mortgage loans secured by mortgaged properties that were or may be affected by the hurricanes.  Any adverse impact as a result of this event may be borne by the holders of the certificates, particularly if the seller fails to repurchase any mortgage loan that breaches this representation and warranty or the damage to a mortgaged property occurs after the closing date.

In addition, we are unable to predict the effect of the hurricanes on the economy in the affected regions.  The full economic impact of the hurricanes is uncertain but may affect the ability of borrowers to make payments on their mortgage loans, the ability of the servicer to make collections on mortgage loans and the level of forbearance afforded by the servicer to borrowers.  Initial economic effects appear to include localized areas of nearly complete destruction of the economic infrastructure and cessation of economic activity, regional interruptions in travel and transportation, tourism and economic activity generally, and nationwide decreases in petroleum availability with a corresponding increase in price.

Consequences Of Owning Book-Entry Certificates

Limit On Liquidity of Certificates.  Issuance of the Offered Certificates in book-entry form may reduce the liquidity of such certificates in the secondary trading market since investors may be unwilling to purchase certificates for which they cannot obtain physical certificates.

Limit On Ability To Transfer Or Pledge.  Since transactions in the book-entry certificates can be effected only though certain depositories, participating organizations, indirect DTC participants and certain banks, your ability to transfer or pledge such certificate to persons or entities that are not affiliated with these organizations or otherwise to take actions in respect of such certificates, may be limited due to lack of a physical certificate representing such certificates.

Delays In Distributions.  You may experience some delay in the receipt of distributions on the Offered Certificates in book-entry form since the distributions will be forwarded by the securities administrator to a depository to credit the accounts of its DTC participants which will thereafter credit them to your account either directly or indirectly through DTC indirect participants, as applicable.

We refer you to “Description Of The Certificates—Book-Entry Certificates” for additional information.

Servicer Alternatives to Foreclosure

As of the cut-off date, none of the mortgage loans were over 30 days delinquent.  However, mortgage loans may become delinquent after the cut-off date.  Other mortgage loans may become delinquent after the closing date.  Pursuant to certain conditions in the pooling and servicing agreement, the servicer may either foreclose on a delinquent mortgage loan or, under certain circumstances, work out an agreement with the related mortgagor, which may involve waiving or modifying any term of the mortgage loan.  If the servicer extends the payment period or accepts a lesser amount than stated in the mortgage note in satisfaction of the mortgage note, your yield may be reduced.  In addition, the servicer may “charge off” any mortgage loan serviced by it that is delinquent in payment for no less than 180 days in accordance with the terms of the pooling and servicing agreement.  See “The Pooling and Servicing Agreement—Loss Mitigation Procedures” in this prospectus supplement.

Certain Other Legal Considerations Regarding the Mortgage Loans

State laws generally regulate interest rates and other charges and require certain disclosures. In addition, state laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices may apply to the origination, servicing and collection of the mortgage loans.  These laws have changed over time and have become more restrictive or stringent with respect to specific activities of the servicer or originator.  Depending on the provisions of the applicable law and the specific facts and circumstances involved, violations of these laws, policies and principles may limit the ability of the servicer to collect all or part of the principal of or interest on the mortgage loans, may entitle the mortgagor to a refund of amounts previously paid and, in addition, could subject the owner of the mortgage loan to damages and administrative enforcement.

The mortgage loans are also subject to Federal laws, including:

(i)

the Federal Truth in Lending Act and Regulation Z promulgated thereunder, which require certain disclosures to the mortgagor regarding the terms of the mortgage loan;

(ii)

the Equal Credit Opportunity Act and Regulation B promulgated thereunder, which prohibit discrimination on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act, in the extension of credit;

(iii)

the Americans with Disabilities Act, which, among other things, prohibits discrimination on the basis of disability in the full and equal enjoyment of the goods, services, facilities, privileges, advantages or accommodations of any place of public accommodation; and

(iv)

the Fair Credit Reporting Act, which regulates the use and reporting of information related to the mortgagor’s credit experience.

Violations of certain provisions of these state and federal laws may limit the ability of the servicer to collect all or part of the principal of or interest on the mortgage loans and in addition could subject the trust to damages and administrative enforcement.  In particular, the related originator’s failure to comply with certain requirements of the Federal Truth-in-Lending Act, as implemented by Regulation Z, could subject the trust to monetary penalties, and result in the obligors’ rescinding the mortgage loans against the trust.

The seller will represent that any and all requirements of any federal and state law applicable to the origination of each mortgage loan have been complied with.  In the event of a breach of that representation, the seller will be obligated to cure such breach; or repurchase or replace the affected mortgage loan in the manner described in this prospectus supplement.

Given that the mortgage lending and servicing business involves the collection of numerous accounts and compliance with numerous local, state and federal lending laws, lenders and servicers, including the originators, from whom the seller purchased the mortgage loans, are subject to numerous claims, legal actions (including class action lawsuits), investigations, subpoenas and inquiries in the ordinary course of business.  It is impossible to determine the outcome of any actions, investigations or inquiries and the resultant ultimate legal and financial liability with respect thereto.  If any finding were to have a material adverse effect on the financial condition or results of an originator or on the validity of the mortgage loans, losses on the certificates could result.

High Cost Loans

The seller will represent and warrant to the trustee for the benefit of the holders of the certificates that none of the mortgage loans are “High Cost Loans” within the meaning of the Home Ownership and Equity Protection Act of 1994.  In addition to the Home Ownership and Equity Protection Act of 1994, however, a number of legislative proposals have been introduced at both the federal and state levels that are designed to discourage predatory lending practices.  Some states have enacted, or may enact, laws or regulations that prohibit inclusion of some provisions in mortgage loans that have mortgage rates or origination costs in excess of prescribed levels, and require that borrowers be given certain disclosures prior to the consummation of such mortgage loans.  In some cases, state law may impose requirements and restrictions greater than those in the Home Ownership and Equity Protection Act of 1994.  The failure to comply with these laws could subject the trust, and other assignees of the mortgage loans, to monetary penalties and could result in the borrowers rescinding such mortgage loans against either the trust or subsequent holders of the mortgage loans.  Lawsuits have been brought in various states making claims against assignees of “High Cost Loans” or “Covered Loans” for violations of state law.  Named defendants in these cases include numerous participants within the secondary mortgage market, including some securitization trusts.

In addition, the seller will represent and warrant to the trustee for the benefit of the holders of the certificates that none of the mortgage loans are classified and/or defined as a “high cost,” “covered,” “high risk home,” “predatory” or similarly classified loan under any applicable state, federal or local law.  In the event of a breach of a representation and warranty described in this section that adversely and materially affects the value of a mortgage loan, the seller shall substitute or repurchase such mortgage loan from the trust.  The repurchase price for such mortgage loan shall be an amount equal to the unpaid principal balance of such mortgage loan as of the date of such purchase, together with any unreimbursed servicing advances and accrued interest and any unreimbursed costs, penalties and/or damages incurred by the trust in connection with any violation relating to such mortgage loan of any predatory or abusive lending law.

Delays in the Event of Bankruptcy

The sale of the mortgage loans from the seller to the depositor and from the depositor to the trust will be treated by the seller, the depositor and the trust as a sale of the mortgage loans.  In the event of an insolvency of the seller or depositor, it is possible that a receiver or conservator for, or a creditor of, the seller or depositor may argue that the transaction between the seller, the depositor and the trust was a pledge of the mortgage loans in connection with a borrowing rather than a true sale.  This attempt, even if unsuccessful, could result in delays in distributions on the certificates.

In the event of an insolvency of either GMACM, as servicer, or Wells Fargo Bank, N.A., as master servicer, the conservator, receiver or trustee in bankruptcy may have the power to prevent the trustee, the master servicer or the certificateholders from appointing a successor servicer or a successor master servicer, as applicable.  Regardless of whether a successor servicer or a successor master servicer is appointed, any termination of GMACM, as servicer, or of Wells Fargo Bank, N.A., as master servicer, whether due to insolvency or otherwise, could adversely affect the servicing of the mortgage loans, including the delinquency experience of the mortgage loans.

Environmental Risks

Real property pledged as security for a mortgage loan may be subject to certain environmental risks.  Under the laws of certain states, contamination of a property may give rise to a lien on the property to assure the costs of cleanup.  In several states, such a lien has priority over the lien of an existing mortgage against such property.  In addition, under the laws of some states and under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, a lender may be liable, as an “owner” or “operator,” for costs of addressing releases or threatened releases of hazardous substances that require remedy at a property, if agents or employees of the lender have become sufficiently involved in the operations of the mortgagor, regardless of whether or not the environmental damage or threat was caused by a prior owner.  A lender also risks such liability on foreclosure of the mortgage.  Any such lien arising with respect to a mortgaged property would adversely affect the value of such mortgaged property and could make impracticable the foreclosure on such mortgaged property in the event of a default by the related mortgagor.

Limited Obligations

The certificates will not represent an interest in or obligation of the depositor, the seller, the servicer, the master servicer, the securities administrator, the trustee, the underwriter or their respective affiliates.  The only obligations of the foregoing entities with respect to the certificates or any mortgage loan will be the obligations (if any) of the seller pursuant to certain limited representations and warranties made by it with respect to the mortgage loans, and the respective obligations of such parties under the pooling and servicing agreement.  The certificates will not be guaranteed or insured by any governmental agency or instrumentality, or by the depositor, the seller, the servicer, the master servicer, the securities administrator, the trustee, the underwriter or any of their respective affiliates.  Proceeds of the assets included in the trust will be the sole source of payments on the certificates, and there will be no recourse to the depositor, the seller, the servicer, the master servicer, the securities administrator, the trustee, the underwriter or any other entity in the event that such proceeds are insufficient or otherwise unavailable to make all payments provided for under the certificates.  The remedies of the trustee and the certificateholders in the event the seller breaches a representation and warranty regarding a mortgage loan are limited to the repurchase or substitution of the related mortgage loan.  There can be no assurance that the seller will have sufficient resources or liquidity in the future to effect such repurchase or substitution.

We refer you to “The Pooling and Servicing Agreement—Assignment of Mortgage Loans” in this prospectus supplement for the timing and standard for repurchases and substitutions by the seller and “Certain Legal Aspects of Mortgage Loans” in the accompanying prospectus for additional information.

Reduction in Certificate Rating

The rating by the rating agencies of the Offered Certificates is not a recommendation for you to purchase, hold or sell such certificates, inasmuch as the rating does not comment as to the market price or suitability for a particular investor.  We cannot assure you that the ratings will remain in place for any given period of time or that the ratings will not be lowered or withdrawn by the rating agencies.  In general, the ratings address credit risk and do not address the likelihood of prepayments on the mortgage loans or the possibility that certificateholders might realize a lower than anticipated yield.  The ratings of the Offered Certificates also do not address the possibility of the imposition of United States withholding tax with respect to non-U.S. persons.

None of the seller, the servicer, the master servicer, the securities administrator, the trustee, the underwriter or the depositor is required to maintain the ratings of the Offered Certificates.  Any downgrade in the ratings assigned to your certificates may result in a decline in the market value of your certificates.

Litigation Concerning Option One Mortgage Corporation

In July 2004, Option One Mortgage Corporation was named as defendant and served with a class action complaint filed by Larry and Brandi Freitag, as plaintiffs, in the Third Judicial Circuit Court in Madison County, Illinois.  The complaint alleges breach of contract, or in the alternative unjust enrichment, and violation of the Illinois Consumer Fraud and Deceptive Business Practices Act.  Specifically, the plaintiffs allege that Option One Mortgage Corporation improperly retained an extra day of per diem interest on residential mortgage loans by charging per diem interest up to and including the date of payoff.  The class is defined as all persons in the United States who paid interest on or after the day of payoff and who did not receive a refund from Option One Mortgage Corporation of the interest charged on or after the day of payoff.  This action is one of several actions filed earlier against other lenders by the same attorneys on a similar basis in the same court.  In one such action, the court granted the defendant’s motion to dismiss the plaintiff’s claims of defendant’s violation of the Illinois Consumer Fraud and Deceptive Business Practices Act.  Plaintiffs Larry and Brandi Freitag agreed to settle their individual claims.  Plaintiffs’ counsel amended the Complaint to substitute a new class representative (Smith), which was granted June 10, 2005.  Option One Mortgage Corporation has filed a motion to compel arbitration.

THE MORTGAGE POOL

The information set forth in the following paragraphs has been provided by the seller.  None of the depositor, the underwriter, the servicer, the master servicer, the securities administrator, the trustee or any of their respective affiliates have made or will make any representation as to the accuracy or completeness of such information.

Certain information with respect to the mortgage loans to be included in the trust is set forth herein.  Prior to the closing date, the depositor anticipates that certain mortgage loans will be removed from the trust and other mortgage loans will be substituted therefor.  As a result, the characteristics of the mortgage loans may differ from the characteristics shown herein.  The depositor believes that the information set forth herein with respect to the mortgage loans as presently constituted is representative of the characteristics of the assets of the trust as it will be constituted at the closing date, although certain characteristics of the mortgage loans may vary.

General

On the closing date, Nomura Asset Acceptance Corporation, Alternative Loan Trust, Series 2005-S3 will consist primarily of 4,285 mortgage loans with an aggregate principal balance as of the cut-off date of approximately $224,805,805.  The mortgage loans will be closed-end, fixed-rate, second lien mortgage loans secured by an estate in real property.  All mortgage loan statistics set forth herein are based on principal balances, interest rates, terms to maturity, mortgage loan counts and similar statistics as of the cut-off date.  All weighted averages and references to percentages of the mortgage loans specified herein are based on the principal balances of the mortgage loans as of the cut-off date, as adjusted for the scheduled payments due on or before that date, whether or not received, giving effect to prepayments on or prior to September 1, 2005 (the “Cut-off Date Principal Balance”).  The mortgage rate of any mortgage loan is the annual rate at which interest accrues on such mortgage loan from time to time in accordance with the provisions of the related mortgage note.  References to percentages of the mortgage loans mean percentages based on the Cut-off Date Principal Balances of the mortgage loans, unless otherwise specified.

With respect to all of the mortgage loans, interest will be calculated based on a 360-day year of twelve 30-day months.  Such mortgage loans are referred to as the “actuarial mortgage loans.”  When a full prepayment of principal is made on an actuarial mortgage loan during a month, the mortgagor is charged interest only on the days of the month actually elapsed up to the date of such prepayment, at an interest rate that is applied to the principal amount of the mortgage loan so prepaid.  When a partial prepayment of principal is made on an actuarial mortgage loan during a month, the mortgagor generally is not charged interest on the amount of the partial prepayment during the month in which such prepayment is made.

Pursuant to the assignment and assumption agreement, the seller will sell and assign the mortgage loans to the depositor and pursuant to the pooling and servicing agreement, the depositor will sell and assign the mortgage loans to the trust for the benefit of the certificateholders.  See “The Pooling and Servicing Agreement” herein.

Each of the mortgage loans in the mortgage pool was selected from the seller’s portfolio of mortgage loans.  The mortgage loans were acquired by the seller in the secondary market in the ordinary course of its business.  The mortgage loans in the mortgage pool were originated by various mortgage loan originators.  Approximately 35.76%, 27.25%, 19.72% and 12.23% of the mortgage loans were originated by IndyMac Bank, F.S.B, Impac Funding Corporation, Option One Mortgage Corporation and First National Bank of Nevada, respectively.  The remainder of the mortgage loans were originated by various originators, none of which have originated more than approximately 0.68% of the mortgage loans.

Under the pooling and servicing agreement, the seller will make certain representations and warranties as of the closing date relating to, among other things certain characteristics of the mortgage loans and, subject to certain limitations, will be obligated to repurchase or substitute a similar mortgage loan for any mortgage loan as to which there exists deficient documentation or an uncured breach of any such representation, warranty or covenant.  The seller is selling the mortgage loans without recourse and will have no obligation with respect to the certificates in its capacity as seller other than the repurchase or substitution obligations described above.  The depositor is also selling the mortgage loans without recourse and will not have any repurchase or substitution obligations.  See “The Pooling and Servicing Agreement—Assignment of the Mortgage Loans.”

The original mortgages for some of the mortgage loans have been, or in the future may be, at the sole discretion of the servicer, recorded in the name of Mortgage Electronic Registration Systems, Inc., or MERS, solely as nominee for the related originator and its successors and assigns, and subsequent assignments of those mortgages have been, or in the future may be, at the sole discretion of the servicer, registered electronically through the MERS® System.  In some other cases, the original mortgage was recorded in the name of the related originator of the mortgage loan, record ownership was later assigned to MERS, solely as nominee for the owner of the mortgage loan, and subsequent assignments of the mortgage were, or in the future may be, at the sole discretion of the servicer, registered electronically through the MERS® System.  For each of these mortgage loans, MERS serves as mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the trustee, and does not have any interest in such mortgage loan.  As of the cut-off date, approximately 26% of the mortgage loans were recorded in the name of MERS.  For additional information regarding the recording of mortgages in the name of MERS, see “Yield, Prepayment and Maturity Considerations” in this prospectus supplement.

Mortgage Loan Statistics

The following statistical information, unless otherwise specified, is based upon the aggregate principal balance of the mortgage loans as of the cut-off date.

No mortgage loan had a Cut-off Date Principal Balance of greater than approximately $300,000 or less than approximately $2,658.  The mortgage loans will have original terms to maturity ranging from 180 months to 360 months.

There are 3,046 mortgage loans representing approximately 77.92% of the mortgage loans (by aggregate Cut-off Date Principal Balance of all of the mortgage loans) that are balloon payment mortgage loans (each, a “Balloon Loan”).  With respect to the majority of the Balloon Loans, the scheduled payments for such Balloon Loans amortize over 360 months, but final payment (the “Balloon Payment “) is due on the 180th month.  The amount of the Balloon Payment on each Balloon Loan is substantially in excess of the amount of the scheduled payment for such mortgage loan.

The weighted average remaining stated term to maturity of the mortgage loans is approximately 212 months as of the cut-off date.  None of the mortgage loans had a first due date prior to August 1, 2003 or after August 1, 2005.  As of the cut-off date, none of the mortgage loans will have a stated maturity date prior to July 1, 2018 or after July 1, 2035.

The average principal balance of the mortgage loans at origination was approximately $52,668.  The average Cut-off Date Principal Balance of the mortgage loans was approximately $52,463.

The mortgage loans had mortgage rates as of the cut-off date of not less than 6.000% per annum and not more than 13.875% per annum and the weighted average mortgage rate was approximately 10.349% per annum.

As of the cut-off date, none of the mortgage loans were more than 30 days delinquent.

Approximately 39.29% of the mortgage loans (by aggregate Cut-off Date Principal Balance of all of the mortgage loans) provide for payment by the related mortgagor of a prepayment charge in connection with certain full or partial prepayments of principal.  Generally, each such mortgage loan provides for payment of a prepayment charge in connection with certain voluntary, full or partial prepayments made within the period of time specified in the related mortgage note, generally ranging from six months to five years from the date of origination of such mortgage loan.  The amount of the applicable prepayment charge, to the extent permitted under applicable state law, is as provided in the related mortgage note; generally, such amount is equal to six months’ interest on any amounts prepaid during any 12-month period in excess of 20% of the original principal balance of the related mortgage loan or a specified percentage of the amounts prepaid.  The holders of the Class P Certificates will be entitled to all prepayment charges received on the mortgage loans as described herein that are passed through to the trust, and those amounts will not be available for distribution on the other classes of certificates.

Approximately 96.42% of the mortgage loans had a combined loan-to-value ratio (“CLTV”) at origination in excess of 80%.  No mortgage loan had a CLTV at origination in excess of 100%, and the weighted average CLTV at origination of the mortgage loans was approximately 96.71%.

The original CLTV of a mortgage loan at any given time is a fraction, expressed as a percentage, the numerator of which is the sum of (a) the principal balance of such mortgage loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such senior mortgage loan and the denominator of which is (a) in the case of a purchase, the lesser of the sales price of the related mortgaged property and its appraised value determined in an appraisal obtained by the originator at the origination of such mortgage loan or (b) in the case of a refinance, the appraised value of the mortgaged property at the time of such refinance.  No assurance can be given that the value of any mortgaged property has remained or will remain at the level that existed on the appraisal or sale date.  If residential real estate values overall or in a particular geographic area decline, the loan-to-value ratios might not be a reliable indicator of the rates of delinquencies, foreclosures and losses that could occur on those mortgage loans.

No mortgage loan will have a credit score (as of the date of such credit score) less than 551, except for 10 mortgage loans which did not have a credit score available.  The credit score table included herein shows the credit scores, if any, that the originators or underwriters of the mortgage loans collected for some mortgagors.  Third-party credit reporting organizations provide credit scores as an aid to lenders in evaluating the creditworthiness of borrowers.  Although different credit reporting organizations use different methodologies, higher credit scores generally indicate greater creditworthiness, subject to the following.  Credit scores do not necessarily correspond to the probability of default over the life of the related mortgage loan because they reflect past credit history, rather than an assessment of future payment performance.  In addition, the credit scores shown were collected from a variety of sources over a period of weeks or months, and the credit scores do not necessarily reflect the credit scores that would be reported as of the date of this prospectus supplement.  Credit scores also only indicate general consumer creditworthiness, and credit scores are not intended to specifically apply to mortgage debt.  Therefore, credit scores should not be considered as an accurate predictor of the likelihood of repayment of the related mortgage loans.

The mortgage loans are expected to have the following characteristics as of the cut-off date (the sum in any column may not equal the total indicated due to rounding with the percentages being calculated based on the applicable mortgage loans):

Original Principal Balances of the Mortgage Loans*

Range of Original Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
0.01 - 25,000.00	822	$ 15,784,740.59	7.02%
25,000.01 - 50,000.00	1,838	66,632,412.59	29.64
50,000.01 - 75,000.00	785	48,176,195.57	21.43
75,000.01 - 100,000.00	420	35,950,922.03	15.99
100,000.01 - 125,000.00	247	27,961,738.87	12.44
125,000.01 - 150,000.00	76	10,416,814.37	4.63
150,000.01 - 175,000.00	30	4,825,138.27	2.15
175,000.01 - 200,000.00	25	4,755,647.93	2.12
200,000.01 - 225,000.00	15	3,261,460.32	1.45
225,000.01 - 250,000.00	12	2,866,095.11	1.27
250,000.01 - 275,000.00	7	1,829,752.15	0.81
275,000.01 - 350,000.00	8	2,344,886.94	1.04
Total:	4,285	$224,805,804.74	100.00%

_________________

*

The average original principal balance of the mortgage loans was approximately $52,668.

Cut-off Date Principal Balances of the Mortgage Loans*

Range of Cut-off Date Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
0.01 - 25,000.00	833	$ 16,036,943.17	7.13%
25,000.01 - 50,000.00	1,831	66,546,446.68	29.60
50,000.01 - 75,000.00	785	48,267,891.87	21.47
75,000.01 - 100,000.00	418	35,889,896.42	15.96
100,000.01 - 125,000.00	247	27,986,826.48	12.45
125,000.01 - 150,000.00	76	10,440,967.06	4.64
150,000.01 - 175,000.00	28	4,578,990.61	2.04
175,000.01 - 200,000.00	25	4,755,647.93	2.12
200,000.01 - 225,000.00	15	3,261,460.32	1.45
225,000.01 - 250,000.00	12	2,866,095.11	1.27
250,000.01 - 275,000.00	7	1,829,752.15	0.81
275,000.01 - 350,000.00	8	2,344,886.94	1.04
Total:	4,285	$224,805,804.74	100.00%

_________________

*

The average Cut-off Date Principal Balance of the mortgage loans was approximately $52,463.

Property Types of the Mortgage Loans

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
2-Family	184	$ 10,988,052.59	4.89%
3-Family	19	1,405,034.52	0.62
4-Family	21	1,795,032.70	0.80
Condo (<=4 Stories)	340	16,369,010.53	7.28
Condo (> 4 Stories)	23	1,635,478.98	0.73
Cooperative	1	35,597.72	0.02
Single Family Attached	1	16,402.08	0.01
PUD Attached	714	39,421,962.72	17.54
PUD Detached	102	7,843,333.05	3.49
Single Family Detached	2,830	143,162,603.88	63.68
Townhouse	50	2,133,295.97	0.95
Total:	4,285	$224,805,804.74	100.00%

Original Terms to Maturity of the Mortgage Loans*

Original Term to Maturity (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
180	3,121	$178,605,408.74	79.45%
240	38	1,915,418.20	0.85
360	1,126	44,284,977.80	19.70
Total:	4,285	$224,805,804.74	100.00%

_________________

*

The weighted average original term to maturity of the mortgage loans as of the cut-off date was approximately 216 months.

Remaining Stated Terms to Maturity of the Mortgage Loans*

Range of Remaining Stated Terms to Maturity (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Less than or equal to 179	3,121	$178,605,408.74	79.45%
180 - 240	38	1,915,418.20	0.85
Greater than or equal to 300	1,126	44,284,977.80	19.70
Total:	4,285	$224,805,804.74	100.00%

_________________

*

The weighted average remaining stated term to maturity of the mortgage loans as of the cut-off date was approximately 212 months.

Mortgage Rates of the Mortgage Loans*

Range of Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
5.501 - 6.000	5	$ 260,814.47	0.12%
6.001 - 6.500	11	318,053.53	0.14
6.501 - 7.000	30	1,269,037.25	0.56
7.001 - 7.500	71	5,279,307.04	2.35
7.501 - 8.000	78	4,804,931.85	2.14
8.001 - 8.500	83	4,720,171.51	2.10
8.501 - 9.000	316	19,767,634.71	8.79
9.001 - 9.500	304	17,487,922.58	7.78
9.501 - 10.000	745	38,897,472.19	17.30
10.001 - 10.500	762	34,011,984.25	15.13
10.501 - 11.000	712	33,283,746.10	14.81
11.001 - 11.500	537	25,339,952.67	11.27
11.501 - 12.000	356	23,637,583.99	10.51
12.001 - 12.500	170	10,198,939.04	4.54
12.501 - 13.000	83	4,504,561.67	2.00
13.001 - 13.500	14	627,806.72	0.28
13.501 - 14.000	8	395,885.17	0.18
Total:	4,285	$224,805,804.74	100.00%

_________________

*

The weighted average mortgage rate of mortgage loans as of the cut-off date was approximately 10.349% per annum.

Original Combined Loan-to-Value Ratios of the Mortgage Loans*

Range of Original Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
20.01 - 40.00	1	$ 29,347.50	0.01%
40.01 - 60.00	15	1,291,015.97	0.57
60.01 - 80.00	107	6,725,371.88	2.99
80.01 - 85.00	87	4,035,305.06	1.80
85.01 - 90.00	558	25,756,943.76	11.46
90.01 - 95.00	582	30,674,768.16	13.65
95.01 - 100.00	2,935	156,293,052.41	69.52
Total:	4,285	$224,805,804.74	100.00%

_________________

*

The weighted average original CLTV of the mortgage loans as of the cut-off date was approximately 96.71%.  The seller has calculated the original CLTV based on the most recent valuations for the related mortgaged properties available to it.

Loan-to-Value Ratios at Origination of the Mortgage Loans*

Range of Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
0.01 - 5.00	50	$ 1,139,862.31	0.51%
5.01 - 10.00	468	16,448,831.92	7.32
10.01 - 15.00	446	21,384,435.09	9.51
15.01 - 20.00	2,904	147,838,273.46	65.76
20.01 - 25.00	256	18,597,167.34	8.27
25.01 - 30.00	130	15,771,458.42	7.02
30.01 - 35.00	27	3,071,642.07	1.37
35.01 - 40.00	3	384,594.98	0.17
40.01 - 50.00	1	169,539.15	0.08
Total:	4,285	$224,805,804.74	100.00%

_________________

*

The weighted average LTV of the mortgage loans as of the cut-off date was approximately 19.66%.  The seller has calculated the LTV based on the most recent valuations for the related mortgaged properties available to it.

Occupancy Status of the Mortgage Loans

Occupancy Status	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Owner-Occupied	3,757	$201,444,454.50	89.61%
Investor	441	18,993,292.35	8.45
Second Home	87	4,368,057.89	1.94
Total:	4,285	$224,805,804.74	100.00%

Documentation Type of the Mortgage Loans

Documentation Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Full/Alternative	1,850	$ 74,431,220.44	33.11%
Reduced with Verification of Assets	2,181	137,428,485.40	61.13
Reduced with Verification of Income	2	118,632.43	0.05
No Ratio	137	7,494,516.42	3.33
Stated/Stated with Verbal Verification of Employment	86	3,920,292.33	1.74
None (No Income/No Asset)	29	1,412,657.72	0.63
Total:	4,285	$224,805,804.74	100.00%

Months Since Origination of the Mortgage Loans

Months Since Origination	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
2	72	$ 2,538,242.45	1.13%
3	1,314	55,461,984.01	24.67
4 - 6	2,638	150,409,721.61	66.91
7 - 9	221	14,516,599.38	6.46
10 - 12	23	1,125,174.23	0.50
Greater than or equal to 13	17	754,083.06	0.34
Total:	4,285	$224,805,804.74	100.00%

Geographic Distributions of the Mortgage Loans*

Location	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
California	910	$ 73,515,562.69	32.70%
Florida	541	25,314,511.04	11.26
Virginia	237	14,703,632.58	6.54
New York	153	10,280,425.68	4.57
Nevada	143	9,079,701.18	4.04
Arizona	200	9,018,265.89	4.01
Maryland	148	8,729,932.33	3.88
Texas	221	7,242,727.64	3.22
New Jersey	108	6,060,175.22	2.70
Illinois	149	5,949,262.31	2.65
Other	1,475	54,911,608.18	24.43
Total:	4,285	$224,805,804.74	100.00%

_________________

*

The greatest zip code geographic concentration of mortgage loans, by Cut-off Date Principal Balance, was approximately 0.36% in the 92879 zip code.

Credit Score of the Mortgage Loans*

Range of Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Not Available	10	$ 263,471.59	0.12%
1 - 580	16	630,768.54	0.28
581 - 600	296	9,475,056.66	4.21
601 - 620	325	11,568,038.60	5.15
621 - 640	622	26,059,697.28	11.59
641 - 660	678	33,410,634.56	14.86
661 - 680	735	44,118,084.78	19.62
681 - 700	481	31,255,002.51	13.90
701 - 720	349	22,370,810.89	9.95
721 - 740	262	16,988,672.55	7.56
741 - 760	219	11,555,364.44	5.14
761 - 780	192	10,908,956.33	4.85
781 - 800	79	4,937,145.49	2.20
Greater than or equal to 801	21	1,264,100.52	0.56
Total:	4,285	$224,805,804.74	100.00%

_________________

*

The weighted average credit score of the mortgage loans that had credit scores was approximately 680 as of the cut-off date.

Loan Purpose of the Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Purchase	3,533	$184,867,493.24	82.23%
Cash Out/ Equity Refinance	606	33,147,463.86	14.74
Rate/Term Refinance	146	6,790,847.64	3.02
Total:	4,285	$224,805,804.74	100.00%

Original Prepayment Charge Terms of the Mortgage Loans

Prepayment Charge Original Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Not Available	2,665	$136,470,039.80	60.71%
4 - 6	15	1,667,429.48	0.74
7 -12	216	15,629,613.91	6.95
13 - 24	618	33,565,428.80	14.93
25 - 36	765	37,049,089.64	16.48
37 - 60	6	424,203.11	0.19
Total:	4,285	$224,805,804.74	100.00%

Underwriting Standards

The mortgage loans have been purchased by the seller from various banks, savings and loan associations, mortgage bankers and other mortgage loan originators and purchasers of mortgage loans in the secondary market, and were originated generally in accordance with the underwriting criteria described in this section.

All of the mortgage loans are “conventional mortgage loans” (i.e., loans which are not insured by the Federal Housing Authority (“FHA”) or partially guaranteed by the Department of Veterans Affairs (“VA”)).

The underwriting standards applicable to the mortgage loans typically differ from, and are, with respect to a substantial number of mortgage loans, generally less stringent than, the underwriting standards established by Fannie Mae or Freddie Mac primarily with respect to original principal balances, loan-to-value ratios, borrower income, credit score, required documentation, interest rates, borrower occupancy of the mortgaged property and/or property types.  To the extent the programs reflect underwriting standards different from those of Fannie Mae and Freddie Mac, the performance of the mortgage loans thereunder may reflect higher delinquency rates and/or credit losses.  In addition, certain exceptions to the underwriting standards described in this prospectus supplement are made in the event that compensating factors are demonstrated by a prospective borrower.

Generally, each borrower will have been required to complete an application designed to provide to the original lender pertinent credit information concerning the borrower.  As part of the description of the borrower’s financial condition, the borrower generally will have furnished certain information with respect to its assets, liabilities, income (except as described below), credit history, employment history and personal information, and furnished an authorization to apply for a credit report which summarizes the borrower’s credit history with local merchants and lenders and any record of bankruptcy.  The borrower may also have been required to authorize verifications of deposits at financial institutions where the borrower had demand or savings accounts.  In the case of investment properties and two- to four-unit dwellings, income derived from the mortgaged property may have been considered for underwriting purposes, in addition to the income of the borrower from other sources.  With respect to mortgaged properties consisting of vacation or second homes, no income derived from the property generally will have been considered for underwriting purposes.  In the case of certain borrowers with acceptable compensating factors, income and/or assets may not be required to be stated (or verified) in connection with the loan application.

Based on the data provided in the application and certain verifications (if required), a determination is made by the original lender that the borrower’s monthly income (if required to be stated) will be sufficient to enable the borrower to meet its monthly obligations on the mortgage loan and other expenses related to the property such as property taxes, utility costs, standard hazard insurance and other fixed obligations other than housing expenses.  Generally, scheduled payments on a mortgage loan during the first year of its term plus taxes and insurance and all scheduled payments on obligations that extend beyond ten months equal no more than a specified percentage not in excess of 60% of the prospective borrower’s gross income.  The percentage applied varies on a case-by-case basis depending on a number of underwriting criteria, including, without limitation, the loan-to-value ratio of the mortgage loan.  The originator may also consider the amount of liquid assets available to the borrower after origination.  Generally, the borrower on a second lien mortgage loan is not required to obtain a mortgage insurance policy, but is required to obtain title insurance to validate the lien position on the related mortgaged property.

The adequacy of the mortgaged property as security for repayment of the related mortgage loan will generally have been determined by an appraisal in accordance with pre-established appraisal procedure standards for appraisals established by or acceptable to the originator.  All appraisals conform to the Uniform Standards of Professional Appraisal Practice adopted by the Appraisal Standards Board of the Appraisal Foundation and must be on forms acceptable to Fannie Mae and/or Freddie Mac.  Appraisers may be staff appraisers employed by the originator or independent appraisers selected in accordance with pre-established appraisal procedure standards established by the originator.  The appraisal procedure standards generally will have required the appraiser or an agent on its behalf to personally inspect the mortgaged property and to verify whether the mortgaged property was in good condition and that construction, if new, had been substantially completed.  The appraisal generally will have been based upon a market data analysis of recent sales of comparable properties and, when deemed applicable, an analysis based on the current cost of constructing or purchasing a similar property.

Modified Standards

In comparison to the “general” underwriting standards described above, the underwriting standards applicable to mortgage loans under an “alternative” mortgage loan underwriting program permit different underwriting criteria, additional types of mortgaged properties or categories of borrowers such as “foreign nationals” without a credit score who hold certain types of visas and have acceptable credit references and include certain other less restrictive parameters.  Generally, relative to the “general” underwriting standards, these standards include higher loan amounts, higher maximum loan-to-value ratios, higher maximum “combined” loan-to-value ratios (in each case, relative to mortgage loans with otherwise similar characteristics) in cases of simultaneous primary and secondary financings, less restrictive requirements for “equity take out” refinancings, the removal of limitations on the number of permissible mortgage loans that may be extended to one borrower and the ability to originate mortgage loans with combined loan-to-value ratios in excess of 80%.  In addition, as it pertains to second liens, with respect to eligible borrowers who meet certain underwriting criteria, mortgage loans may be originated with combined-loan-to-value ratios of up to approximately 100% with no down payment or a nominal down payment.

Certain of the mortgage loans have been originated under reduced documentation, no-documentation or no-ratio programs, which require less documentation and verification than do traditional full documentation programs.  Generally, under a reduced documentation program, verification of either a borrower’s income or assets, but not both, is undertaken by the originator.  Under a no-ratio program, certain borrowers with acceptable compensating factors will not be required to provide any information regarding income and no other investigation regarding the borrower’s income will be undertaken.  Under a no-documentation program, no verification of a borrower’s income or assets is undertaken by the originator.  The underwriting for such mortgage loans may be based primarily or entirely on an appraisal of the mortgaged property, the loan-to-value ratio at origination and/or the borrower’s credit score.

Investors should note that changes in the values of mortgaged properties may have a greater effect on the delinquency, foreclosure, bankruptcy and loss experience of the mortgage loans included in the mortgage pool than on mortgage loans originated in a more traditional manner.  No assurance can be given that the values of the related mortgaged properties have remained or will remain at the levels in effect on the dates of origination of the related mortgage loans.

THE ORIGINATORS

The principal originators of the mortgage loans are IndyMac Bank, F.S.B. (“IndyMac Bank”) with respect to approximately 35.76% of the mortgage loans, Impac Funding Corporation (“Impac”) with respect to approximately 27.25% of the mortgage loans, Option One Mortgage Corporation (“Option One”) with respect to approximately 19.72% of the mortgage loans and First National Bank of Nevada (“FNBN”) with respect to approximately 12.23% of the mortgage loans, in each case by aggregate Cut-off Date Principal Balance of the mortgage loans.  The remainder of the mortgage loans were originated by various originators, none of which have originated more than approximately 0.68% of the mortgage loans by aggregate Cut-off Date Principal Balance of the mortgage loans.

IndyMac Bank, F.S.B.

IndyMac Bank is in the business of designing, manufacturing, and distributing cost-efficient financing for the acquisition, development, and improvement of single-family homes.  IndyMac Bank originates the majority of its mortgage loans through brokers and through its own retail operations; in both cases the mortgage loans are originated in IndyMac Bank’s name. IndyMac Bank also originates mortgage loans through correspondents (entities who originate mortgage loans to IndyMac’s requirements); IndyMac Bank’s operations today are an extension of the conduit program established by IndyMac, Inc. in April 1993 to purchase conventional conforming and non-conforming mortgage loans on one- to four-family residential properties. IndyMac Bank also acquires mortgage loans through bulk acquisitions in the secondary market.  Conventional mortgage loans are loans that are not insured by the FHA or partially guaranteed by the VA. Conforming mortgage loans are loans that qualify for sale to Fannie Mae and Freddie Mac, whereas non-conforming mortgage loans are loans that do not so qualify. IndyMac Bank will originate and acquire secured by first or second liens on the related mortgaged properties including home equity lines of credit.

The principal executive offices of IndyMac Bank are located at 155 North Lake Avenue, Pasadena, California  91101.  IndyMac Bank is a wholly owned subsidiary of IndyMac Intermediate Holdings, Inc., which is a wholly owned subsidiary of IndyMac Bancorp, Inc.

IndyMac Bancorp, Inc. (then known as Countrywide Mortgage Investments, Inc.) was founded as a passive mortgage real estate investment trust (“REIT”) in 1985 and transitioned its business model to become an active, operating mortgage lender in 1993.  Effective January 1, 2000 IndyMac Bancorp, Inc. terminated its status as a REIT and converted to a fully taxable entity, and, on July 1, 2000, IndyMac Bancorp, Inc. acquired SGV Bancorp, Inc. (“SGVB”), which then was the parent of First Federal Savings and Loan Association of San Gabriel Valley, a federal savings association. IndyMac Bancorp, Inc. contributed substantially all of our assets and operations to the subsidiary savings association, which it renamed IndyMac Bank, F.S.B.

Impac Funding Corporation

Impac Funding Corporation is a wholly owned subsidiary of Impac Mortgage Holdings, Inc., a publicly traded company which trades on the New York Stock Exchange under the ticker symbol “IMH”.  Impac Funding Corporation is a mortgage company that acquires, purchases and sells primarily first-lien non-conforming Alt-A mortgage loans from a network of third party correspondents, mortgage bankers, and brokers.

For the twelve months ending December 31, 2004, Impac Funding Corporation acquired and originated $21.5 billion of mortgage loans. As of December 31, 2004, Impac Funding Corporation employed approximately 600 employees. Impac Funding Corporation commenced lending operations in November of 1995. It is headquartered in Newport Beach, California.

Option One Mortgage Corporation

Option One was incorporated in 1992, commenced receiving applications for mortgage loans under its regular lending program in February 1993 and began funding such mortgage loans indirectly in the same month.  The principal business of Option One is the origination, sale and servicing of non-conforming mortgage loans.  Option One is a wholly-owned subsidiary of Block Financial, which is in turn a wholly-owned subsidiary of H&R Block, Inc.

First National Bank of Nevada

FNBN is a national banking association and a wholly owned subsidiary of First National Bank Holding Company (“FNBHC”).  FNBHC is a financial holding company and is also the parent of First National Bank of Arizona.  FNBN originates and acquires residential mortgage loans secured primarily by one- to four-unit family residences through retail, wholesale and correspondent channels.  The principal executive office of FNBN’s mortgage division is located at 17600 North Perimeter Drive, Scottsdale, Arizona 85255.

THE SELLER

Nomura Credit & Capital, Inc., the seller, is a Delaware corporation whose principal offices are located in New York, New York.  The seller is a subsidiary of Nomura Holding America Inc. and an indirect subsidiary of Nomura Holdings, Inc., one of the largest global investment banking and securities firms, with a market capitalization of approximately $29.1 billion.  The seller is a HUD approved mortgagee primarily engaged in the business of originating, purchasing and selling commercial mortgage loans, purchasing and selling residential mortgage loans and engaging in various asset-backed warehouse and repurchase financings of non-securities.  The seller is also an affiliate of Nomura Securities International, Inc., the underwriter for this transaction and Nomura Asset Acceptance Corporation, the depositor for this transaction.

The mortgage loans were purchased by the seller in the ordinary course of its business and will be conveyed to the depositor, which will transfer them to the trust.

THE MASTER SERVICER

Wells Fargo Bank, N.A. is a national banking association and an indirect, wholly owned subsidiary of Wells Fargo & Company.  Wells Fargo Bank, N.A.’s master servicing offices are located at 9062 Old Annapolis Road, Columbia, Maryland 21045.  Wells Fargo Bank, N.A., among other things, is engaged in the business of master servicing single-family residential mortgage loans secured by properties located in all 50 states and the District of Columbia.

Wells Fargo Bank, N.A. will act as master servicer of the mortgage loans.  The master servicer will oversee and enforce the servicing by the servicer of the mortgage loans in accordance with the servicing provisions of the pooling and servicing agreement.  To the extent provided in the pooling and servicing agreement, the master servicer will be required to make advances and compensating interest payments to the extent that the servicer is required to do so under the pooling and servicing agreement, but fails to do so.

THE SERVICER

General

The mortgage loans will be serviced by GMAC Mortgage Corporation (“GMACM”) pursuant to the pooling and servicing  agreement.  GMACM will continue to service such mortgage loans until it is terminated by the servicing rights owner as described under “The Pooling and Servicing Agreement—General” below or otherwise terminated under the pooling and servicing agreement.  The information set forth in the following paragraphs under this section entitled “The Servicer” has been provided by GMACM.  None of the depositor, the seller, the master servicer, the securities administrator, the trustee, the underwriter or any of their affiliates has made or will make any representation as to the accuracy or completeness of this information.

GMACM is an indirect wholly-owned subsidiary of General Motors Acceptance Corporation and is one of the nation’s largest mortgage bankers.  GMACM is engaged in the mortgage banking business, including origination, purchase, sale and servicing of residential loans.  GMACM maintains its executive and principal offices at 100 Witmer Road, Horsham, Pennsylvania 19044.  Its telephone number is (215) 682-1000.

Delinquency Experience

The following tables summarize the delinquency and loss experience for all closed end, fixed rate, primarily second lien mortgage loans originated or acquired by GMACM.  The data presented in the following tables is for illustrative purposes only, and there is no assurance that the delinquency and loss experience of the mortgage loans in the mortgage pool will be similar to that set forth below.

The information in the tables below has not been adjusted to eliminate the effect of the significant growth in the size of the servicer’s mortgage loan portfolio during the periods shown.  Accordingly, loss and delinquency as percentages of aggregate principal balance of the mortgage loans serviced for each period would be higher than those shown if certain of the mortgage loans were artificially isolated at a point in time and the information showed the activity only with respect to those mortgage loans.

Portfolio Delinquency Experience
	At June 30, 2005		At December 31, 2004		At December 31, 2003		At December 31, 2002
	Loans	% by $	Loans	% by $	Loans	% by $	Loans	% by $
Number of Loans			80,167		66,505		107,155
Total Portfolio	$ 3,850,521,947	100.00%	$ 3,210,895,697	100.00%	$ 2,158,714,225	100.00%	$ 3,596,546,393	100.00%
Period of Delinquency
30–59 Days	$ 83,296,136	2.16%	$ 100,731,071	3.14%	$ 14,726,323	0.68%	$ 41,374,003	1.15%
60–89 Days	$ 21,542,683	0.56%	$ 39,814,925	1.24%	$ 7,172,846	0.33%	$ 20,498,096	0.57%
90+ Days	$ 32,175,652	0.84%	$ 43,778,079	1.36%	$ 18,836,892	0.87%	$ 47,918,227	1.33%
Total Delinquency Loans	$ 137,014,470	3.56%	$ 184,324,075	5.74%	$ 40,736,061	1.89%	$ 109,790,325	3.05%
Foreclosure	$ 70,577,213	1.83%	$ 6,570,044	0.20%	$ 3,559,525	0.16%	$ 5,648,015	0.16%
Foreclosed (REO Property)	$ 2,314,476	0.06%	$ 653,251	0.02%	$ 179,431	0.01%	--	0.00%
Total Loans in Foreclosure	$ 72,891,689	1.89%	$ 7,223,295	0.22%	$ 3,738,956	0.17%	$ 5,648,015	0.16%
Total Delinquent Loans	$ 209,906,159	5.45%	$ 191,547,371	5.97%	$ 44,475,018	2.06%	$ 115,438,340	3.21%

Portfolio Loss and Foreclosure Experience
	At June 30, 2005		At December 31, 2004		At December 31, 2003		At December 31, 2002
	Loans	% by $	Loans	% by $	Loans	% by $	Loans	% by $
Number of Loans			80,167		66,505		107,155
Total Portfolio	$ 3,850,521,947	100.00%	$ 3,210,895,697	100.00%	$ 2,158,714,225	100.00%	$ 3,596,546,393	100.00%
Total Loans in Foreclosure	$ 72,891,689	1.89%	$ 7,223,295	0.22%	$ 3,738,956	0.17%	$ 5,648,015	0.16%
Net Chargeoffs for Period	$ 5,602,201	0.15%	$ 1,916,076	0.06%	$ 1,595,063	0.07%	$ 6,940,963	0.19%

•

Performing loans in bankruptcy are not included in delinquency statistics.

THE CREDIT RISK MANAGER

The Murrayhill Company, a Colorado corporation (the “Credit Risk Manager”), will act as the trust’s representative in advising the servicer regarding certain delinquent and defaulted mortgage loans and in monitoring and reporting to the depositor on the performance of such mortgage loans.  The Credit Risk Manager will rely upon mortgage loan data that is provided to it by the servicer and/or master servicer in performing its advisory and monitoring functions.

The Credit Risk Manager will be entitled to receive a Credit Risk Manager fee (the “Credit Risk Manager Fee”) until the termination of the trust or until its removal by a vote of the holders of certificates representing at least 66-2/3% of the voting rights.  Such fee will be paid from the trust in accordance with the pooling and servicing agreement.  The fee payable to the Credit Risk Manager is 0.015% per annum.

THE POOLING AND SERVICING AGREEMENT

General

The certificates will be issued pursuant to the pooling and servicing agreement dated as of September 1, 2005 among the depositor, the seller, the servicer, the master servicer, the securities administrator, the trustee and Wells Fargo Bank, N.A., as a custodian, a form of which is filed as an exhibit to the registration statement.  A Current Report on Form 8-K relating to the certificates containing a copy of the Pooling and Servicing Agreement as executed will be filed by the depositor with the Securities and Exchange Commission.  The trust created under the pooling and servicing agreement will consist of (i) all of the depositor’s right, title and interest in the mortgage loans, the related mortgage notes, mortgages and other related documents, (ii) all payments on or collections in respect of the mortgage loans received after the cut-off date, together with any proceeds thereof, (iii) any mortgaged properties acquired on behalf of certificateholders by foreclosure or by deed in lieu of foreclosure (“REO Property”), and any revenues received thereon, (iv) the rights of the depositor under the mortgage loan purchase agreement, (v) the initial $100 deposit to a separate reserve account established for the benefit of the Class P Certificates, (vi) the rights of the trustee under all insurance policies required to be maintained pursuant to the pooling and servicing agreement and (vii) the rights of the trust under the interest rate cap agreement.  The seller will transfer the mortgage loans to the depositor pursuant to the mortgage loan purchase agreement dated as of September 1, 2005 between the seller and the depositor.  The depositor will transfer the mortgage loans, and all rights transferred to it pursuant to the assignment and assumption agreement to the trust pursuant to the pooling and servicing agreement.  Reference is made to the accompanying prospectus for important information in addition to that set forth in this prospectus supplement regarding the trust, the terms and conditions of the Pooling and Servicing Agreement and the Offered Certificates.

As specified in the pooling and servicing agreement, the servicing rights owner and its transferee or assigns, may request that the servicer, subject to certain conditions specified in the pooling and servicing agreement, resign and appoint a successor servicer, provided that the servicing rights owner delivers to the trustee, the securities administrator and the master servicer a letter from each rating agency rating the certificates to the effect that the resignation and appointment will not result in a downgrade of the rating of any of the certificates and that the successor servicer meets the eligibility requirements for the servicer specified in the pooling and servicing agreement.

The master servicer may not resign from its obligations and duties under the pooling and servicing agreement, unless such duties and obligations are no longer permissible under applicable law as evidenced by an opinion of counsel delivered to the trustee.  No such resignation shall become effective until a qualified successor (as provided in the pooling and servicing agreement) or the trustee shall have assumed the master servicer’s responsibilities and obligations under the pooling and servicing agreement.  The master servicer may sell and assign its rights and delegate its duties and obligations in its entirety as master servicer under the pooling and servicing agreement; provided, that, a qualified successor (as provided in the pooling and servicing agreement) or the trustee shall have assumed the master servicer’s responsibilities and obligations under the pooling and servicing agreement, the rating agencies have confirmed that the rating of the certificates as a result of such sale or assignment will not be downgraded, qualified or withdrawn, and the master servicer has delivered an opinion of counsel to the trustee that all requirements for such sale or assignment pursuant to the pooling and servicing agreement have complied with.

The servicer may not resign (other than at the request of the servicing rights owner as described above or upon the appointment of a special servicer as described below under “—Optional Purchase and Special Servicing of Defaulted Loans”) from its obligations and duties under the pooling and servicing agreement, unless such duties and obligations are no longer permissible under applicable law as evidenced by an opinion of counsel delivered to the master servicer.  No such resignation shall become effective until a qualified successor (as provided in the pooling and servicing agreement) or the master servicer shall have assumed the servicer’s responsibilities and obligations under the pooling and servicing agreement.

No resignation of the servicer or the master servicer will become effective until a successor master servicer or a successor servicer, as applicable, has assumed that servicer’s obligations and duties under the pooling and servicing agreement.

Any corporation into which the servicer or master servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the servicer or master servicer shall be a party, or any corporation succeeding to the business of the servicer or master servicer shall be the successor of the servicer or master servicer, respectively, under the pooling and servicing agreement, without the execution or filing of any paper or any further act on the part of any of the parties to the pooling and servicing agreement, anything in the pooling and servicing agreement to the contrary notwithstanding.

Assignment of the Mortgage Loans

Pursuant to the pooling and servicing agreement, on the closing date for the mortgage loans, the seller will transfer to the depositor and the depositor will transfer to the trust all of its right, title and interest in and to each mortgage loan sold by it, the related mortgage notes, mortgages and certain other related documents (or evidence that the mortgage is held for the trustee through the MERS® System and other related documents) (collectively, the “Related Documents”), including all payments actually received with respect to each such mortgage loan after the cut-off date.  The securities administrator, as certificate registrar, concurrently with such transfer, will deliver the certificates to the depositor.  Each mortgage loan transferred to the trust will be identified on a mortgage loan schedule delivered to one of the document custodians pursuant to the pooling and servicing agreement, with respect to those mortgage files held in custody by Wells Fargo Bank, N.A., or pursuant to a custodial agreement, dated as of September 1, 2005, among the trustee, the servicer and JPMorgan Chase Bank, N.A., as custodian, with respect to those mortgage files held in custody by JPMorgan Chase Bank, N.A.  Such schedule will include information such as the Cut-off Date Principal Balance of each mortgage loan, its mortgage rate as well as other information.

The pooling and servicing agreement will require that, within the time period specified therein, the depositor will deliver or cause to be delivered to the related custodian the mortgage notes endorsed in blank or to the trustee on behalf of the certificateholders, and the Related Documents.  In lieu of delivery of original mortgages the seller, on behalf of the depositor, may deliver or cause to be delivered true and correct copies thereof and in lieu of delivery of original mortgage notes, the depositor may deliver or cause to be delivered, a lost note affidavit executed or assigned by the seller.

The seller will cause, at its expense, the assignment of the mortgage to the trustee to be submitted for recording promptly after the closing date; provided that the seller need not cause to be recorded any assignment (a) in any jurisdiction under the laws of which, as evidenced by an opinion of counsel delivered by the seller to the trustee and the rating agencies, the recordation of such assignment is not necessary to protect the trustee’s interest in the related mortgage loan or (b) if MERS is identified on the mortgage or on a properly recorded assignment of the mortgage as mortgagee of record solely as nominee for the seller and its successors and assigns.  In the event that the seller or the depositor gives written notice to the trustee that a court has recharacterized the sale of the mortgage loans as a financing, the seller will submit or cause to be submitted for recording as specified above or, should the seller fail to perform such obligations within 30 days, the trustee shall cause each such previously unrecorded assignment to be submitted for recording as specified above at the expense of the trust.  If the assignment of mortgage is not recorded in the name of the servicer or the trustee on behalf of the trust, notices of certain matters related to the real property, such as tax liens, condemnation proceedings and certain matters with respect to the senior lien could be delivered to the holder of record and not to the attention of the servicer or the trustee.  Such non-delivery of notices could result in losses on the certificates.

Notwithstanding the foregoing, in lieu of providing a duly executed assignment of the mortgage to the trustee and an original recorded assignment or assignments of the mortgage together with all interim recorded assignments of such mortgage, the depositor may at its discretion provide evidence that the related mortgage is held through the MERS® System.  In addition, the mortgages for some or all of the mortgage loans in the trust that are not already held through the MERS® System may, at the discretion of the servicer, in the future be held through the MERS® System.  For any mortgage held through the MERS® System, the mortgage is recorded in the name of Mortgage Electronic Registration Systems, Inc., or MERS, as nominee for the owner of the mortgage loan.  For each of these mortgage loans, MERS serves as mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the trustee, and does not have any interest in the mortgage loan.

Within 90 days of the closing date, each custodian will review the mortgage loans and the Related Documents pursuant to the pooling and servicing agreement or custodial agreement, as applicable, to ascertain whether all required documents have been received by it.  If any mortgage loan or Related Document is found to be defective, such defect has a material adverse affect on the value of the mortgage loan or the certificateholders’ interest in the related mortgage loan and such defect is not cured within a specified period of time following notification thereof to the seller by the trustee, or the related custodian on its behalf, the seller will be obligated to either (i) substitute for such mortgage loan a Qualified Substitute Mortgage Loan; however, such substitution is permitted only within two years of the closing date and may not be made unless an opinion of counsel is provided to the effect that such substitution will not disqualify any REMIC as a REMIC or result in a prohibited transaction tax under the Code or (ii) purchase such mortgage loan at a price (the “Purchase Price”) equal to (without duplication) the outstanding principal balance of such mortgage loan as of the date of purchase, plus all accrued and unpaid interest thereon, computed at the mortgage rate through the end of the calendar month in which the purchase is effected, plus the amount of any unreimbursed Advances and Servicing Advances and the amount of any costs and damages incurred by the trust or the trustee in connection with the violation by such mortgage loan of any abusive or predatory lending law.  The Purchase Price will be deposited in the collection account on or prior to the determination date for the distribution date in the month following the month during which the seller became obligated to repurchase or replace such mortgage loan.  The obligation of the seller to repurchase or substitute for a Defective Mortgage Loan is the sole remedy regarding any defects in the mortgage loans and Related Documents available to the trustee or the certificateholders.

In connection with the substitution of a Qualified Substitute Mortgage Loan, the seller will be required to deposit in the collection account, on or prior to the determination date for the distribution date in the month following the month during which the related mortgage loan became required to be purchased or replaced, the Substitution Amount (as defined herein).

A “Qualified Substitute Mortgage Loan” is a mortgage loan substituted by the seller for a Defective Mortgage Loan which must, on the date of such substitution, (i) have an outstanding principal balance (or in the case of a substitution of more than one mortgage loan for a Defective Mortgage Loan, an aggregate principal balance), not in excess of, and not more than 10% less than, the principal balance of the Defective Mortgage Loan; (ii) have a mortgage rate not less than the mortgage rate of the Defective Mortgage Loan and not more than 1% in excess of the mortgage rate of such Defective Mortgage Loan (iii) have the same due date as the Defective Mortgage Loan; (iv) have a remaining term to maturity not more than one year earlier and not later than the remaining term to maturity of the Defective Mortgage Loan; (v) comply with each representation and warranty as to the mortgage loans set forth in the pooling and servicing agreement (deemed to be made as of the date of substitution); (vi) must be of the same or better credit quality as the Defective Mortgage Loan being replaced; (vii) not be a negatively-amortizing loan; (viii) if the Defective Mortgage Loan is not a balloon loan, not be a balloon loan; and (ix) satisfy certain other conditions specified in the pooling and servicing agreement.

The seller will make certain representations and warranties as to the accuracy in all material respects of certain information furnished to the trustee with respect to each mortgage loan (e.g., Cut-off Date Principal Balance and the mortgage rate).  In addition, the seller will represent and warrant, on the closing date, that, among other things: (i) at the time of transfer to the trust, the seller has transferred or assigned all of its right, title and interest in each mortgage loan and the Related Documents, free of any lien, other than the related first lien on such mortgage loan; and (ii) each mortgage loan, at the time of origination, complied in all material respects with applicable local, state and federal laws, including, but not limited to, all applicable predatory and abusive lending laws.  Upon discovery of a breach of any such representation and warranty which materially and adversely affects the interests of the certificateholders in the related mortgage loan and Related Documents, the seller will have a period of 90 days after discovery or notice of the breach to effect a cure.  If the breach cannot be or has not been cured within the 90-day period, the seller will be obligated to (i) substitute for such Defective Mortgage Loan a Qualified Substitute Mortgage Loan or (ii) purchase such Defective Mortgage Loan from the trust at the Purchase Price.  The same procedure and limitations that are set forth above for the substitution or purchase of Defective Mortgage Loans as a result of deficient documentation relating thereto will apply to the substitution or purchase of a Defective Mortgage Loan as a result of a breach of a representation or warranty in the pooling and servicing agreement that materially and adversely affects the interests of the certificateholders

Mortgage loans required to be transferred to the seller as described in the preceding paragraphs are referred to as “Defective Mortgage Loans.”

Pursuant to the pooling and servicing agreement, the servicer will service and administer the mortgage loans as more fully set forth therein.

Payments on Mortgage Loans; Deposits to Collection Account and Distribution Account

The servicer shall establish and maintain or cause to be maintained a separate collection account for the benefit of the certificateholders.  The securities administrator shall establish and maintain or cause to be maintained a separate distribution account for the benefit of the holders of the certificates.  The collection account and distribution account will each be an eligible account (as defined in the pooling and servicing agreement).  Upon receipt by the servicer of amounts in respect of the mortgage loans (excluding amounts representing the Servicing Fee), the servicer will deposit such amounts into the related collection account.  Upon receipt by the securities administrator of such amounts the securities administrator will deposit such amounts into the distribution account.  Amounts on deposit in the collection account may be invested in eligible investments (as defined in the pooling and servicing agreement) maturing no later than the next succeeding remittance date.  The remittance date with respect to any distribution date will be the 18th day of the calendar month in which such distribution date occurs or, if such 18th day is not a business day, the immediately preceding business day.  Earnings on amounts on deposit in the collection accounts will be for the benefit of the servicer.  The amount of any net investment losses in a collection account shall promptly be deposited by the servicer in such collection account immediately as realized out of its own funds.  Earnings on amounts on deposit in the distribution account will be for the benefit of the master servicer, and any net investment losses in the distribution account shall promptly be deposited in the distribution account by the master servicer out of its own funds.

Servicing procedures

The servicer will make reasonable efforts to collect all payments required to be made under the mortgage loans and will, consistent with the terms of the pooling and servicing agreement, follow the same collection procedures as it follows with respect to comparable loans held in its own portfolio.  On the 10th day of each calendar month, or, if the 10th day is not a business day, the immediately preceding business day, the servicer will furnish to the master servicer and the securities administrator information with respect to loan level remittance data for such month’s remittance.

Advances

Subject to the following limitations, the servicer will be required to advance, prior to each distribution date, from its own funds or amounts received from the mortgage loans serviced by it that are not required to be distributed on that distribution date, an amount equal to the aggregate of payments of principal and interest on such mortgage loans serviced by it, net of the related Servicing Fee, which were due on the previous due date and which were delinquent on the determination date for that distribution date (any such advance, an “Advance”); provided, however, the servicer will not, except as described below under “—Loss Mitigation Procedures,” make any Advances on mortgage loans that are 180 days or more delinquent.  In connection with the failure by the related mortgagor to make a Balloon Payment, to the extent deemed recoverable, the servicer will Advance an amount equal to the monthly payment for such Balloon Loan due prior to the Balloon Payment.  In no event will the servicer be obligated to advance the Balloon Payment due on any Balloon Loan and the principal portion of any delinquent payments.  The master servicer, as successor servicer, will be obligated to make any required Advance if the servicer fails in its obligation to do so, to the extent provided in the pooling and servicing agreement and subject to its determination as to recoverability.  In the event the master servicer fails in its obligation to make any Advance, the trustee as successor master servicer to Wells Fargo Bank, N.A., will be obligated to make such Advance, to the extent required in the pooling and servicing agreement and subject to its determination of recoverability.  The trust’s obligation to reimburse for Advances is prior to the rights of the Certificateholders.

Advances are required to be made only to the extent they are deemed by the servicer or the master servicer, as applicable, to be recoverable from late collections, insurance proceeds or liquidation proceeds from the related mortgage loan.  The purpose of making such Advances is to maintain a regular cash flow to the certificateholders, not to guarantee or insure against losses.  No party will be required, however, to make any Advances with respect to reductions in the amount of the scheduled payments on the mortgage loans due to bankruptcy proceedings or the application of the Relief Act.  Subject to the recoverability standard above, the servicer’s obligation, as applicable, to make Advances as to any mortgage loan will continue, except as described below under “—Loss Mitigation Procedures,” until the mortgage loan is paid in full or until the mortgage loan become 180 days delinquent.

All Advances will be reimbursable to the servicer or the master servicer, as applicable, from late collections, insurance proceeds and liquidation proceeds from the mortgage loan as to which such unreimbursed Advance was made.  In addition, any Advances previously made in respect of any mortgage loan that are deemed by the servicer or the master servicer, as applicable, to be nonrecoverable from related late collections, insurance proceeds or liquidation proceeds may be reimbursed to the servicer or master servicer out of any funds in the collection account or distribution account, respectively, prior to the distributions on the certificates.

In the course of performing its servicing obligations, the servicer will pay all reasonable and customary “out-of-pocket” costs and expenses incurred in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the mortgaged properties, (ii) any enforcement or judicial proceedings, including foreclosures, and (iii) the management and liquidation of mortgaged properties acquired in satisfaction of the related mortgage.  Each such expenditure will constitute a “Servicing Advance.”  Servicing Advances are required to be made only to the extent they are deemed by the servicer to be recoverable from related late collections, insurance proceeds or liquidation proceeds.

The servicer’s right to reimbursement for Servicing Advances is limited to late collections on the related mortgage loan, including liquidation proceeds, released mortgaged property proceeds, insurance proceeds and such other amounts as may be collected by such servicer from the related mortgagor or otherwise relating to the mortgage loan in respect of which such unreimbursed amounts are owed, unless such amounts are deemed to be nonrecoverable by the servicer in which event reimbursement will be made to the servicer from general funds in the distribution account or collection account, respectively.

The pooling and servicing agreement will permit the servicer to enter into an advance facility with one or more entities.  The pooling and servicing agreement will provide that (i) any servicer may enter into a facility with any person which provides that such person may fund Advances and/or servicing advances, although no such facility will reduce or otherwise affect such servicer’s obligation to fund such Advances and/or servicing advances, and (ii) the pooling and servicing agreement may be amended by the parties thereto without the consent of the certificateholders, as necessary or appropriate to effect the terms of such a facility.

The Trustee and the Securities Administrator

HSBC Bank USA, National Association, a national banking association organized and existing under the laws of the United States of America, will be the trustee under the pooling and servicing agreement.  The trustee’s corporate trust office is located at 452 Fifth Avenue, New York, New York 10018, or at such other addresses as the trustee may designate from time to time.  The trustee may have banking relationships with the seller, the master servicer, the securities administrator and the servicer.  The trustee may appoint one or more co-trustees if necessary to comply with the fiduciary requirements imposed by any jurisdiction in which a mortgaged property is located.

Wells Fargo Bank, N.A. will be named securities administrator pursuant to the pooling and servicing agreement, and as securities administrator, will act as certificate registrar and paying agent.  The securities administrator’s office for purposes of presentation of certificates for transfer or final distribution will initially be located at Wells Fargo Center, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479-0113, Attention:  Corporate Trust Services—Nomura Asset Acceptance Corporation, Alternative Loan Trust, Series 2005-S3.  It otherwise conducts its securities administration services at its offices located at 9062 Old Annapolis Road, Columbia, Maryland 21045, Attention:  Corporate Trust Services—Nomura Asset Acceptance Corporation, Alternative Loan Trust, Series 2005-S3.  The securities administrator may have banking relationships with the seller, the trustee, the custodians and the servicer.

The master servicer will pay the fees of the trustee, the custodians and the securities administrator from the master servicing fee.

The trustee and the securities administrator may resign at any time (including, in the case of the securities administrator, upon the resignation or removal of the master servicer), in which event the depositor will be obligated to appoint a successor trustee or a successor securities administrator, as applicable.  The depositor may also remove the trustee or the securities administrator if the trustee or the securities administrator, as applicable, ceases to be eligible to continue as such under the pooling and servicing agreement or if the trustee or the securities administrator becomes insolvent.  The trustee or the securities administrator may also be removed at any time by certificateholders evidencing not less than 50% of the voting rights evidenced by the certificates.  In such circumstances, the depositor will also be obligated to appoint a successor trustee or a successor securities administrator, as applicable.  Any resignation or removal of the trustee or the securities administrator and appointment of a successor trustee or a successor securities administrator, as applicable, will not become effective until acceptance of the appointment by such successor trustee or such successor securities administrator.  If the successor trustee is to act as the successor master servicer under the pooling and servicing agreement, the successor trustee must meet the eligibility requirements for the master servicer specified in the pooling and servicing agreement.

Pursuant to the terms of the pooling and servicing agreement, the securities administrator will

(1)

provide administrative services and file reports with regard to the certificates;

(2)

provide reports to the certificateholders regarding the mortgage loans and the certificates; and

(3)

receive payments with respect to the mortgage loans from the servicer and remit the payments to the certificateholders as described herein.

The trustee, the securities administrator or any of their affiliates, in its individual or any other capacity, may become the owner or pledgee of certificates with the same rights as it would have if it were not trustee or securities administrator.

The securities administrator will make the reports of distributions to certificateholders (and, at its option, any additional files containing the same information in an alternative format) available each month to certificateholders and other interested parties via the securities administrator’s website.  The securities administrator’s internet website will initially be located at “www.ctslink.com”.  Assistance in using the internet website can be obtained by calling the securities administrator’s customer service desk at (301) 815-6600.  Parties that are unable to use the above distribution method are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such.  The securities administrator shall have the right to change the way such reports are made available in order to make distributions more convenient and/or more accessible to the above parties and to the certificateholders.  The securities administrator shall provide timely and adequate notification to all above parties and to the certificateholders regarding any such change.

Certain out-of-pocket expenses of the trustee, the master servicer, the custodians and the securities administrator incurred in connection with the performance of its obligations will be reimbursed by the trust.  The pooling and servicing agreement will provide that the trustee, the master servicer, the securities administrator, the depositor, the servicer, the custodians and any director, officer, employee or agent of the trustee, the master servicer, the securities administrator, the depositor, the servicer and the custodians will be indemnified by the trust and will be held harmless against any loss, liability or expense, including attorney’s fees, incurred by the trustee, the master servicer, the securities administrator, the depositor, the servicer or the custodians arising out of or in connection with the acceptance or administration of its obligations and duties under the pooling and servicing agreement or the custodial agreement, as applicable, other than any loss, liability or expense incurred by reason of willful misconduct or negligence in the performance of the trustee’s, the master servicer’s, the securities administrator’s, the depositor’s, the servicer’s or the cutodian’s, as applicable, duties under the pooling and servicing agreement or the custodial agreement, as applicable.  The securities administrator will reimburse or pay certain administrative expenses of the trust, including any fees, indemnities or reimbursements to the custodians, out of the distribution account, prior to payment being made to the certificateholders.

No holder of a certificate, solely by virtue of such holder’s status as a holder of a certificate, will have any right under the pooling and servicing agreement to institute any proceeding with respect thereto, unless such holder previously has given to the trustee written notice of default and the holders of certificates having not less than 25% of the voting rights evidenced by the certificates so agree and have made written request to the trustee to institute such action, suit or proceeding in its own name as trustee and will have offered to the trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein, and the trustee, for 60 days after its receipt of such notice, request and offer of indemnity has neglected or refused to institute any such action, suit or proceeding.

Servicing and Other Compensation and Payment of Expenses

The principal compensation (the “Servicing Fee”) to be paid to the servicer in respect of its servicing activities for the certificates will be an amount paid monthly from interest collections on the related mortgage loan computed at the “Servicing Fee Rate” on the principal balance of each mortgage loan as of the first day of the related Collection Period.  The servicer will pay itself the Servicing Fee by withdrawing such amounts from the related collection account as set forth in the pooling and servicing agreement.  As additional servicing compensation, the servicer is entitled to retain all service-related fees (other than prepayment charges), including assumption fees, customary real estate referral fees, modification fees, extension fees and late payment charges, to the extent collected from mortgagors, together with any interest or other income earned on funds held in the collection account.  The servicer is obligated to pay certain insurance premiums and certain ongoing expenses associated with the mortgage pool and incurred by such servicer in connection with its responsibilities under the pooling and servicing agreement and is entitled to reimbursement therefor as provided in the pooling and servicing agreement.

The principal compensation (the “Master Servicing Fee”) to be paid to the master servicer in respect of its master servicing activities will be an amount computed at the “Master Servicing Fee Rate” on the principal balance of each mortgage loan as of the first day of the related Collection Period, together with all investment income or other earnings on funds in the distribution account.

The determination date with respect to any distribution date will be the 15th day of the calendar month in which such distribution date occurs or, if such 15th day is not a business day, the business day immediately preceding such 15th day.  With respect to any distribution date and each mortgage loan as to which a voluntary principal prepayment in full by the mortgagor was applied during the related Prepayment Period, the “Prepayment Interest Shortfall” is an amount equal to the difference between (i) one full month’s interest at the applicable mortgage rate, as reduced by the Servicing Fee, on the outstanding principal balance of such mortgage loan immediately prior to such prepayment and (ii) the amount of interest due and actually received from the related mortgagor that accrued during the month immediately preceding such distribution date with respect to such mortgage loan in connection with such prepayment of principal, as reduced by the Servicing Fee.  The servicer is obligated to offset any Prepayment Interest Shortfall experienced by any mortgage loan by remitting to the collection account an amount (“Compensating Interest”) equal to the lesser of (i) the aggregate of the Prepayment Interest Shortfalls for the related distribution date resulting from principal prepayments in full during the related Prepayment Period and (ii) the Servicing Fee for that distribution date.  The master servicer is obligated to reduce a portion of its Master Servicing Fee for the related distribution date to the extent necessary to fund any Prepayment Interest Shortfalls required to be paid as Compensating Interest by the servicer, but not paid by the servicer.

The Servicing Fee Rate is approximately 0.500% per annum.  The Master Servicing Fee Rate is approximately 0.025% per annum.  The fee payable to the Credit Risk Manager is approximately 0.015% per annum.  As of the cut-off date, the weighted average Expense Fee Rate is approximately 0.540%.

Loss Mitigation Procedures

The servicer is authorized to engage in a wide variety of loss mitigation practices.  With respect to such of the mortgage loans as come into and continue in default, the servicer will decide whether to (i) foreclose upon the mortgaged properties securing those mortgage loans, (ii) write off the unpaid principal balance of the mortgage loans as bad debt, (iii) take a deed in lieu of foreclosure, (iv) accept a short sale (a payoff of the mortgage loan for an amount less than the total amount contractually owed in order to facilitate a sale of the mortgaged property by the mortgagor) or permit a short refinancing (a payoff of the mortgage loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the mortgagor not involving a sale of the mortgaged  property), (v) arrange for a repayment plan, or (vi) agree to a modification in accordance with the pooling and servicing agreement.  In accordance with any modification, the servicer must first deliver to the master servicer written notice of the modification together with the calculations demonstrating that the modification is permitted by the REMIC provisions of the Internal Revenue Code and applicable Treasury regulations.

As to any mortgage loan that becomes 120 days delinquent (other than a mortgage loan that is 90 days or more delinquent and transferred to a special servicer as described below under “—Optional Purchase and Special Servicing of Defaulted Loans”), the servicer will be required to obtain a broker’s price opinion, the cost of which will be reimbursable as a servicing advance.  After obtaining the broker’s price opinion, the servicer will determine whether a significant net recovery is possible through foreclosure proceedings or other liquidation of the related mortgaged property.  If the servicer determines that no such recovery is possible, it must charge off the related mortgage loan at the time it becomes 180 days delinquent.  Once a mortgage loan has been charged off, the servicer will discontinue making Advances, the servicer will not be entitled to the Servicing Fee (except as provided below), and the mortgage loan will be treated as a Liquidated Mortgage Loan giving rise to a Realized Loss.  If the servicer determines that such net recovery is possible through foreclosure proceedings or other liquidation of the related mortgaged property on a mortgage loan that becomes 180 days delinquent, the servicer may continue making Advances, and the servicer will be required to notify the credit risk manager of such decision.

Any such mortgage loan that is charged off may continue to be serviced by the servicer for the certificateholders using specialized collection procedures (including foreclosure, if appropriate).  The servicer will not be entitled to any servicing fees or reimbursement of expenses in connection with such mortgage loans after the date of charge off, except to the extent of funds available from the aggregate amount of recoveries on all such mortgage loans.  Any such mortgage loans serviced in accordance with the specialized collection procedures shall be serviced for approximately six months.  Any net recoveries received on such mortgage loans during such six month period will be included in the Interest Remittance Amount, to the extent allocable to interest payments, and to the Principal Remittance Amount, to the extent allocable to principal payments.  On the date which is six months after the date on which the servicer begins servicing such mortgage loans using the specialized collection  procedures, unless specific net recoveries are anticipated by the servicer on a particular mortgage loan, such charged off loan will be released to the Class X-2 Certificateholder and thereafter, (i) the Class X-2 Certificateholder will be entitled to any amounts subsequently received in respect of any such released loans, (ii) the holder of the majority of the Class X-2 Certificates may designate any servicer to service any such released loan and (iii) the holder of the majority of the Class X-2 Certificates may sell any such released loan to a third party.

Voting Rights

Each certificateholder of a class, other than a holder of a Class P, Class X-2 and Class R Certificate, will have a voting interest equal to the product of the voting interest to which such class is collectively entitled and the certificateholder’s percentage interest in such class.  At all times, the Class A-IO, Class B-4-IO and Class X-1 Certificates shall each be allocated 1% of all voting interests.  The remaining voting interests will be allocated to the classes of certificates (other than the Class A-IO, Class B-4-IO, Class X-1, Class X-2, Class P and Class R Certificates) in proportion to their respective Class Principal Balances (as defined herein).  The certificateholder’s percentage interest in a class is equal to either the percentage stated on the face of that certificate or the outstanding certificate balance of the related certificate divided by the aggregate Class Principal Balance for such class.  The Class X-2, Class P and Class R Certificates shall have no voting rights.

Amendment

The pooling and servicing agreement may be amended by the seller, the servicer, the master servicer, the securities administrator, the depositor, Wells Fargo Bank, N.A., as a custodian, and the trustee, without the consent of the holders of the certificates, to (i) cure any ambiguity, (ii) correct or supplement any provision therein which may be defective or inconsistent with any other provision therein; (iii) add (with the consent of such person) to the duties of the depositor, the servicer, the master servicer, the securities administrator and the seller; (iv) in connection with the appointment of a successor servicer or a successor master servicer, to modify, eliminate or add to any of the servicing provisions or master servicing provisions, as applicable; (v) add any other provisions with respect to matters or questions arising under the pooling and servicing agreement; or (vi) modify, alter, amend, add to or rescind any of the terms or provisions contained in the pooling and servicing agreement which are not inconsistent with the provisions thereof, provided that such action will not adversely affect in any material respect the interest of any certificateholder as evidenced by (x) an opinion of counsel to such effect or (y) a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the certificates.  In addition, the pooling and servicing agreement may be amended by the seller, the servicer, the master servicer, the securities administrator, the depositor, Wells Fargo Bank, N.A., as a custodian, and the trustee and the holders of a majority in interest of any class of certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the pooling and servicing agreement or of modifying in any manner the rights of the holders of any class of certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, distributions required to be made on any class of certificates without the consent of the holders of such certificates; (ii) adversely affect in any material respect the interests of the holders of any class of certificates in a manner other than as described in clause (i) above, without the consent of the holders of such class evidencing percentage interests aggregating at least 66%; or (iii) reduce the aforesaid percentage of aggregate outstanding principal amounts of certificates, the holders of which are required to consent to any such amendment, without the consent of the holders of all such certificates.

Optional Purchase and Special Servicing of Defaulted Loans

As to any mortgage loan that is 90 or more days delinquent, the majority in interest Class X-2 certificateholder may, subject to the limitations described in the pooling and servicing agreement, at its option, purchase such mortgage loan from the trust at the Purchase Price for such mortgage loan.  Additionally, the majority in interest Class X-2 certificateholder may elect to appoint a special servicer, reasonably acceptable to the master servicer, to any mortgage loan that is 90 or more days delinquent.  Upon the transfer of the servicing of any such delinquent mortgage loan to a special servicer, the prior servicer of that mortgage loan will have no servicing obligations with respect to that delinquent mortgage loan.

Servicer Events of Default

As provided in the pooling and servicing agreement, the servicer may be removed as the servicer of the mortgage loans if any one of the following events (each, a “Servicer Event of Default”) with respect to the servicer occurs:

(a)

any failure by the servicer to remit to the securities administrator any payment required to be made pursuant to the terms of the pooling and servicing agreement which continues unremedied for a period of three business days; or

(b)

any failure on the part of the servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the servicer contained in the pooling and servicing agreement (other than those described in clauses (h) and (i) below), the breach of which has a material adverse effect and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the servicer by the master servicer, the securities administrator or the trustee; or

(c)

a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against the servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(d)

the servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property; or

(e)

the servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(f)

the servicer attempts to assign its right to servicing compensation under the pooling and servicing agreement (other than any payment by the servicer of any portion of the Servicing Fee to the seller as provided in a separate side letter between the seller and the servicer) or the servicer attempts to sell or otherwise dispose of all or substantially all of its property or assets or to assign the pooling and servicing agreement or the servicing responsibilities thereunder or to delegate its duties thereunder or any portion thereof except, in each case as otherwise permitted in pooling and servicing agreement; or

(g)

the servicer ceases to be qualified to transact business in any jurisdiction where it is currently so qualified, but only to the extent such non qualification materially and adversely affects the servicer’s ability to perform its obligations under the pooling and servicing agreement; or

(h)

any failure by the servicer to duly perform, within the required time period, its obligation to provide the annual compliance statements and the accountant’s report described below under “—Evidence as to Compliance” in this prospectus supplement, which failure continues unremedied for a period of ten (10) days after the date on which written notice of such failure, requiring the same to be remedied, has been given to the servicer by the master servicer; or

(i)

any failure by the servicer to provide, within the required time period set forth in the pooling and servicing agreement, any required reports or data pertaining to the mortgage loans, which failure continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, has been given to the servicer by the master servicer.

Rights upon Servicer Event of Default

If a Servicer Event of Default described in clause (b) through (i) above under the caption “—Servicer Events of Default” shall occur with respect to the servicer then, and in each and every such case, so long as such Servicer Event of Default shall not have been remedied, the master servicer may, and at the written direction of the holders of certificates entitled to not less than 25% of the voting rights, the master servicer shall, by notice in writing to the servicer, with a copy to each Rating Agency, terminate all of the rights and obligations of the servicer in its capacity as such under the pooling and servicing agreement, to the extent permitted by law, and in and to the mortgage loans and the proceeds thereof.  If a Servicer Event of Default described in clause (a) above under the caption “—Servicer Events of Default” shall occur with respect to the servicer, the master servicer shall, by notice in writing to the servicer, terminate all of the rights and obligations of the servicer in its capacity as such under the pooling and servicing agreement and in and to the mortgage loans and the proceeds thereof.  In the event that the master servicer removes the servicer, the master servicer will, in accordance with the pooling and servicing agreement, act as successor servicer under the pooling and servicing agreement or will appoint a successor servicer that meets the eligibility requirements for the servicer specified in the pooling and servicing agreement.

Notwithstanding anything to the contrary in this prospectus supplement or the prospectus, pursuant to the terms of the pooling and servicing agreement, the master servicer or another successor servicer will assume all of the rights and obligations of the servicer and become the successor servicer; provided, however, that there will be a period of transition not to exceed 90 days, called the transition period, before the servicing transfer is fully effected.  The master servicer, in its capacity as successor servicer, and each other successor servicer will not be responsible for the lack of information and/or documents that it cannot obtain through reasonable efforts.  Notwithstanding the foregoing sentence, the successor servicer will be obligated to make Advances and Servicing Advances upon the removal of the servicer unless it determines reasonably and in good faith that such advances would not be recoverable.  The successor servicer shall have no responsibility or obligation for any act or omission of a predecessor servicer during the transition period.  Pursuant to the terms of the pooling and servicing agreement, the servicer is authorized and empowered to execute and deliver, at the expense of the servicer, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the mortgage loans and related documents, or otherwise.

Pending the appointment of a successor servicer, the master servicer will be obligated to act as successor servicer unless prohibited by law.  The successor servicer will be entitled to receive the same Servicing Fee that the servicer would otherwise have received pursuant to the pooling and servicing agreement or such lesser compensation as the master servicer and that successor may agree.  A receiver or conservator for the servicer may be empowered to prevent the termination and replacement of the servicer if the only event of default that has occurred is an insolvency event.  All reasonable out-of-pocket expenses incurred by the master servicer or other successor servicer relating to the transition of servicing functions to the master servicer or a successor servicer following the resignation or termination of the servicer will be paid by the predecessor servicer upon written demand, itemized in reasonable detail, or to the extent not paid by the predecessor servicer, by the trust prior to distributions to certificateholders.

No assurance can be given that termination of the rights and obligations of the servicer under the pooling and servicing agreement would not adversely affect the servicing of the related mortgage loans, including the delinquency experience of such mortgage loans.  Further, there can be no assurance that there will be a successor servicer willing to service the mortgage loans at the same servicing fee payable to the servicer on the closing date.

Master Servicer Events of Default

As provided in the pooling and servicing agreement, the master servicer may be removed as the master servicer of the mortgage loans if any one of the following events (each, a “Master Servicer Event of Default”) with respect to the master servicer occurs:

(a)

any failure by the master servicer to furnish the securities administrator the mortgage loan data sufficient to prepare the reports to certificateholders which continues unremedied for a period of one business day after the date upon which written notice of such failure has been given to the master servicer by the trustee or the securities administrator or to the master servicer, the securities administrator and the trustee by certificateholders evidencing at least 25% of the voting rights (provided, however, that any such failure shall not be a Master Servicer Event of Default if the master servicer did not timely receive such information from the servicer);

(b)

any failure by the master servicer duly to observe or perform in any material respect any other of the covenants or agreements (other than those referred to in (f) and (g) below) on the part of the master servicer contained in the pooling and servicing agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure has been given to the master servicer by the trustee or the securities administrator, or to the master servicer, the securities administrator and the trustee by certificateholders evidencing at least 25% of the voting rights;

(c)

particular events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings relating to the master servicer and particular actions by the master servicer indicating insolvency, reorganization or inability to pay its obligations;

(d)

the master servicer has been dissolved, or has disposed of all or substantially all of its assets, or has consolidated with or merged into another entity or has permitted another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor master servicer as specified in the pooling and servicing agreement;

(e)

if a representation or warranty made by the master servicer in the pooling and servicing agreement proves to be incorrect as of the time made in any respect that materially and adversely affects the interests of the certificateholders, and the breach has not been eliminated or cured within 30 days after the date on which written notice of such incorrect representation or warranty has been given to the master servicer by the trustee or the securities administrator, or to the master servicer, the securities administrator and the trustee by certificateholders evidencing at least 25% of the voting rights;

(f)

any sale or pledge of any of the rights of the master servicer under the pooling and servicing agreement or an assignment of the pooling and servicing agreement by the master servicer or a delegation of the rights or duties of the master servicer under the pooling and servicing agreement has occurred in any manner not otherwise permitted under the pooling and servicing agreement and without the prior written consent of the trustee and certificateholders evidencing at least 50% of the voting rights; and

(g)

after receipt of notice from the trustee, any failure of the master servicer to make any Advances when such Advances are due, as required to be made under the pooling and servicing agreement.

Rights upon Master Servicer Event of Default

If a Master Servicer Event of Default described in clause (a) through (f) above under the caption “—Master Servicer Events of Default” shall occur with respect to the master servicer then, and in each and every such case, so long as such Master Servicer Event of Default shall not have been remedied, the depositor or the trustee may, and at the written direction of the holders of certificates entitled to not less than 25% of the voting rights, the trustee shall, by notice in writing to the master servicer, with a copy to each Rating Agency, terminate all of the rights and obligations of the master servicer in its capacity as such under the pooling and servicing agreement, to the extent permitted by law, and in and to the mortgage loans and the proceeds thereof.  If a Master Servicer Event of Default described in clause (g) above under the caption “—Master Servicer Events of Default” shall occur with respect to the master servicer, the trustee shall, by notice in writing to the master servicer, terminate all of the rights and obligations of the master servicer in its capacity as such under the pooling and servicing agreement and in and to the mortgage loans and the proceeds thereof.  On or after the receipt by the master servicer of such written notice of termination, all authority and power of the master servicer under the pooling and servicing agreement, whether with respect to the certificates (other than as a holder of any certificate) or the mortgage loans or otherwise, shall pass to and be vested in the trustee pursuant to the terms of the pooling and servicing agreement including, without limitation, the obligation to make Advances to the extent provided in the pooling and servicing agreement.  Upon the termination of the master servicer, all costs and expenses related to the appointment and transfer of servicing to a successor master servicer shall be borne by the terminated master servicer or, if the terminated master servicer fails to make such payment, the trust, as further described in the pooling and servicing agreement.  If Wells Fargo Bank, N.A. is terminated as master servicer, it shall also resign as securities administrator, and the trustee shall become successor securities administrator or appoint another successor securities administrator as provided in the pooling and servicing agreement.

Evidence as to Compliance

The pooling and servicing agreement provides for delivery on or before March 15 of each year, beginning March 15, 2006, to the depositor, the seller, the trustee, the master servicer, the securities administrator and the Rating Agencies, as applicable, of an annual statement signed by an officer of the servicer and an annual statement signed by an officer of the master servicer, to the effect that the servicer or the master servicer, as applicable, has fulfilled its material obligations under the pooling and servicing agreement throughout the preceding fiscal year, except as specified in the statement.

On or before March 15 of each year beginning March 15, 2006, each of the servicer and the master servicer (with respect to the master servicer, only if the master servicer services loans during such period) will furnish a report prepared by a firm of nationally recognized independent public accountants, who may also render other services to the servicer, to the depositor, the seller, the trustee, the master servicer, the securities administrator and the rating agencies to the effect that the firm has examined particular documents and the records relating to servicing or master servicing, as applicable, of residential mortgage loans under the Uniform Single Attestation Program for Mortgage Bankers and the firm’s conclusions.

DESCRIPTION OF THE CERTIFICATES

General

The certificates will be issued under the pooling and servicing agreement.  Described below in this section are summaries of the specific terms and provisions under which the certificates will be issued. The following summaries do not purport to be complete and additional information is provided in the provisions of the pooling and servicing agreement.

The Nomura Asset Acceptance Corporation, Alternative Loan Trust, Series 2005-S3 will consist of the Class A-1, Class A-2, Class A-3 and Class A-IO Certificates, which are collectively referred to as the senior certificates, the Class M-1, Class M-2, Class B-1, Class B-2, Class B-3, Class B-4-IO, Class B-4-PO and Class X-1 Certificates, which are collectively referred to as the subordinate certificates, which, together with the senior certificates, the Class X-2 Certificates, the Class R Certificates and the Class P Certificates, are collectively referred to as the certificates.  Only the Class A-1, Class A-2, Class A-3, Class A-IO, Class M-1, Class M-2, Class B-1, Class B-2 and Class B-3 Certificates (collectively, the “Offered Certificates”) are offered by this prospectus supplement.  Each class of certificates will have the respective initial Class Principal Balance or Class A-IO Notional Amount, subject to the permitted variance, and pass-through rates set forth or described on page S-5 of this prospectus supplement.

The Class A-IO Certificates will not have a Class Principal Balance and will bear interest on the Class A-IO Notional Amount.  The Class B-4-IO Certificates are interest-only certificates, will not have a Class Principal Balance and will bear interest on the Class B-4-IO Notional Amount.  The Class B-4-PO Certificates are principal-only certificates and will not bear interest.  The Class X-1, Class X-2 and Class R Certificates will not have Class Principal Balances and will not bear interest.  The Class P Certificates will be entitled to all prepayment charges received by the trust in respect of the mortgage loans as described in the pooling and servicing agreement and will not bear interest.  No amounts in respect of prepayment charges on any of the mortgage loans will be available for distribution to the holders of the certificates other than the Class P Certificates.

The LIBOR Certificates, Class A-IO, Class B-4-IO and Class B-4-PO Certificates will be issued in minimum denominations (by Class Principal Balance, Class A-IO Notional Amount or Class B-4-IO Notional Amount, as applicable) of $25,000 and integral multiples of $1 in excess thereof.  The Class X-1, Class X-2, Class P and Class R Certificates will be issued in minimum percentage interests of 10% and integral multiples of 1% in excess thereof.

Distributions on the certificates will be made by the securities administrator on the 25th day of each month or, if such 25th day is not a business day, on the next succeeding business day, commencing in October 2005, to the persons in whose names those certificates are registered as of the related record date.  For any distribution date and each class of LIBOR Certificates, the record date is the business day immediately preceding that distribution date so long as such certificates remain in book-entry form and for the Fixed Rate Certificates, the physical certificates and any Book-Entry Certificates converted to physical certificates, the record date is the last business day of the calendar month immediately preceding the applicable distribution date.

Distributions on each distribution date will be made by wire transfer to the person entitled to those distributions as it appears on the applicable certificate register.  In the case of a certificateholder who holds 100% of a class of certificates or who holds certificates with an aggregate initial certificate balance or notional balance of $1,000,000 or more and who has so notified the securities administrator in writing in accordance with the pooling and servicing agreement, distributions on each distribution date will be made by wire transfer in immediately available funds to the account of that certificateholder at a bank or other depository institution having appropriate wire transfer facilities.  The final distribution in retirement of the certificates will be made only upon presentation and surrender of those certificates at the office of the certificate registrar.

Assets of the Trust

The certificates will evidence the entire beneficial ownership interest in the trust.  The trust will consist of:

•

the mortgage loans, together with their mortgage files, and together with all collections thereon and proceeds thereof;

•

any property acquired by foreclosure of the mortgage loans or by deed in lieu of foreclosure;

•

the trustee’s rights with respect to the mortgage loans under all insurance policies required to be maintained pursuant to the pooling and servicing agreement and proceeds thereof;

•

the depositor’s rights with respect to each mortgage loan purchase and servicing agreement;

•

the collection accounts, the distribution account, the Interest Rate Cap Account and the Basis Risk Reserve Fund and the assets that are deposited in them from time to time;

•

the trust’s rights under the interest rate cap agreement;

•

the initial $100 deposit to a separate reserve account established for the benefit of the Class P Certificates; and

•

all proceeds of any of the foregoing.

Notwithstanding the foregoing, however, the trust specifically excludes all payments and other collections of principal and interest due on the mortgage loans on or before the cut-off date.

Book-Entry Certificates

The Offered Certificates will be book-entry certificates.  The book-entry certificates will be issued in one or more certificates which equal the aggregate initial Class Principal Balance, Class A-IO Notional Amount or Class B-4-IO Notional Amount of each of those classes of certificates and which will be held by a nominee of DTC, and are collectively referred to as the DTC registered certificates.  Beneficial interests in the DTC registered certificates will be held indirectly by investors through the book-entry facilities of DTC in the United States, or Clearstream, Luxembourg or the Euroclear System, referred to as Euroclear, in Europe, if they are participants of these systems, or indirectly through organizations which are participants in these systems. Clearstream, Luxembourg and Euroclear will hold omnibus positions on behalf of their participants through customers’ securities accounts in Clearstream, Luxembourg’s and Euroclear’s names on the books of their respective depositaries which in turn will hold positions in customers’ securities accounts in the depositaries’ names on the books of DTC.  Citibank, N.A., referred to as Citibank, will act as depositary for Clearstream, Luxembourg and JPMorgan Chase Bank, National Association will act as depositary for Euroclear. Collectively these entities are referred to as the European depositaries.

The depositor has been informed by DTC that its nominee will be Cede & Co.  Accordingly, Cede & Co. is expected to be the holder of record of the DTC registered certificates.  No person acquiring a DTC registered certificate will be entitled to receive a physical certificate representing that certificate, a definitive certificate, except as described in the fourth paragraph below.

Unless and until definitive certificates are issued, it is anticipated that the only “certificateholder” of the DTC registered certificates will be Cede & Co., as nominee of DTC.  Beneficial owners of the DTC registered certificates will not be certificateholders, as that term is used in the pooling and servicing agreement.  Beneficial owners are only permitted to exercise the rights of certificateholders indirectly through participants and DTC.  Monthly and annual reports on the trust provided to Cede & Co., as nominee of DTC, may be made available to beneficial owners on request, in accordance with the rules, regulations and procedures creating and affecting DTC, and to the participants to whose DTC accounts the DTC registered certificates of those beneficial owners are credited.

For a description of the procedures applicable to the DTC registered certificates, see Annex I to this prospectus supplement and “Description of the Securities—Book-Entry Registration and Definitive Securities” in the accompanying prospectus.

Except with respect to certain certificates not being offered by this prospectus supplement, physical certificates representing a security will be issued to beneficial owners only upon the events specified in the pooling and servicing agreement.  Such events may include the following:

•

the depositor advises the securities administrator in writing that DTC is no longer willing or able properly to discharge its responsibilities as depository with respect to the certificates, and that the depositor or the securities administrator is unable to locate a qualified successor,

•

at the option of the depositor, with the consent of the related participants, the depositor elects to terminate the book-entry system through DTC, or

•

after the occurrence of a Servicer Event of Default, certificateholders representing not less than 51% of the aggregate Class Principal Balance or Class A-IO Notional Amount, as applicable, of a class of certificates advise the securities administrator and DTC through participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interest of such certificateholders, and the related participants consent.

Definitive certificates will be issued to beneficial owners of DTC registered certificates, or their nominees, rather than to DTC, only if DTC advises the securities administrator in writing that the depository is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depository for the DTC registered certificates and the depositor or the securities administrator is unable to locate a qualified successor.

Upon the occurrence of any of the events specified in the second preceding paragraph, the securities administrator will use all reasonable efforts to notify the beneficial owners of the occurrence of the event and the availability through DTC of definitive certificates.  Upon surrender by DTC of the global certificate or certificates representing the book-entry certificates and instructions for re-registration, the securities administrator will issue definitive certificates, and thereafter the trustee and the securities administrator will recognize the holders of the definitive certificates as certificateholders under the pooling and servicing agreement.  The definitive certificates will be transferable and exchangeable at the offices of the securities administrator, as certificate registrar, from time to time for these purposes.

According to DTC, the information above for DTC has been provided for informational purposes only and is not intended to serve as a representation, warranty or contract modification of any kind.

Determination of LIBOR

With respect to each distribution date, one-month LIBOR will equal the interbank offered rate for one-month United States dollar deposits in the London market as quoted on Telerate Page 3750 as of 11:00 a.m., London time, on the second LIBOR business day prior to the first day of the related Accrual Period (“LIBOR Determination Date”).  Telerate Page 3750 means the display designated as page 3750 on the Moneyline Telerate, or any other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks.  If the rate does not appear on the page, or any other page as may replace that page on that service, or if the service is no longer offered, or any other service for displaying LIBOR or comparable rates as may be selected by the securities administrator, the rate will be the reference bank rate.  The reference bank rate will be determined on the basis of the rates at which deposits in U.S. dollars are offered by the reference banks, which shall be three major banks that are engaged in transactions in the London interbank market, selected by the securities administrator, as of 11:00 a.m., London time, on the day that is two LIBOR business days prior to the immediately preceding distribution date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Class Principal Balance of the LIBOR Certificates.  The securities administrator will request the principal London office of each of the reference banks to provide a quotation of its rate.  If at least two quotations are provided, the rate will be the arithmetic mean of the quotations.  If on the related date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the securities administrator, as of 11:00 a.m., New York City time, on such date for loans in U.S. dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Class Principal Balance of the LIBOR Certificates.  If no quotations can be obtained, the rate will be LIBOR for the prior distribution date.  LIBOR business day means any day other than a Saturday or a Sunday or a day on which banking institutions in the State of New York or in the city of London, England are required or authorized by law to be closed.  The establishment of LIBOR on each interest determination date by the securities administrator and the securities administrator’s calculation of the rate of interest applicable to the LIBOR Certificates for such Accrual Period shall, in the absence of manifest error, be final and binding.

Glossary of Terms

Accrual Period—For the LIBOR Certificates, and any distribution date, the period commencing on the immediately preceding distribution date (or, in the case of the first Accrual Period, the closing date) and ending on the day immediately preceding the related distribution date.  For the Fixed Rate Certificates, the calendar month immediately preceding the month in which such distribution date occurs.

Aggregate Loan Balance—As of any date of determination, will be equal to the aggregate of the Stated Principal Balance of the mortgage loans, except as otherwise provided herein, as of the last day of the related Collection Period.

Basis Risk Shortfall—For any class of LIBOR Certificates and the Class B-4-IO Certificates, and any distribution date, the sum of

(1)

the excess, if any, of (a) the related Current Interest calculated without regard to the applicable Net Funds Cap, over (b) the related Current Interest for the applicable distribution date,

(2)

any Basis Risk Shortfall remaining unpaid from prior distribution dates, and

(3)

interest for the related Accrual Period on the amount in clause (2) calculated on the basis, with respect to the LIBOR Certificates, of one-month LIBOR plus the applicable certificate margin, or, with respect to the Class B-4-IO Certificates, 8.000% per annum, as applicable.

Carryforward Interest—For any class of certificates entitled to interest and any distribution date, the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such class for the immediately preceding distribution date and (B) any unpaid Carryforward Interest from the immediately preceding distribution date exceeds (y) the amount paid in respect of interest on such class on such immediately preceding distribution date, and (2) with respect to the certificates (other than the Class A-IO Certificates), interest on such amount for the related Accrual Period at the applicable pass-through rate.

Class A Principal Payment Amount— For any distribution date on or after the Stepdown Date and as long as a Trigger Event is not in effect with respect to such distribution date, will be the amount, if any, by which (x) the aggregate Class Principal Balance of the Class A Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) approximately 44.00% and (ii) the Aggregate Loan Balance for such distribution date and (B) the amount, if any, by which (i) the Aggregate Loan Balance for such distribution date exceeds (ii) 0.50% of the Aggregate Loan Balance as of the cut-off date.

Class A-IO Notional Amount— For any distribution date on or prior to the distribution date in March 2008, the lesser of (i) the Aggregate Loan Balance as of the first day of the related Collection Period and (ii) the Specified Notional Amount for that distribution date as set forth in the table below.  After the distribution date in March 2008, the Class A-IO Notional Amount will equal zero.

Distribution Date	Specified Notional Amount ($)
October 2005	22,480,000
November 2005	21,731,000
December 2005	20,981,000
January 2006	20,232,000
February 2006	19,483,000
March 2006	18,733,000
April 2006	17,984,000
May 2006	17,235,000
June 2006	16,485,000
July 2006	15,736,000
August 2006	14,987,000
September 2006	14,237,000
October 2006	13,488,000
November 2006	12,739,000
December 2006	11,989,000
January 2007	11,240,000
February 2007	10,490,000
March 2007	9,741,000
April 2007	8,992,000
May 2007	8,242,000
June 2007	7,493,000
July 2007	6,744,000
August 2007	5,994,000
September 2007	5,245,000
October 2007	4,496,000
November 2007	3,746,000
December 2007	2,997,000
January 2008	2,248,000
February 2008	1,498,000
March 2008	749,000

Class B-1 Principal Payment Amount—For any distribution date on or after the Stepdown Date and as long as a Trigger Event is not in effect with respect to such distribution date, will be the amount, if any, by which (x) the sum of (i) the aggregate Class Principal Balance of the Class A and Class M Certificates, in each case, after giving effect to payments on such distribution date and (ii) the Class Principal Balance of the Class B-1 Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) approximately 84.34% and (ii) the Aggregate Loan Balance for such distribution date and (B) the amount, if any, by which (i) the Aggregate Loan Balance for such distribution date exceeds (ii) 0.50% of the Aggregate Loan Balance as of the cut-off date.

Class B-2 Principal Payment Amount—For any distribution date on or after the Stepdown Date and as long as a Trigger Event is not in effect with respect to such distribution date, will be the amount, if any, by which (x) the sum of (i) the aggregate Class Principal Balance of the Class A, Class M and Class B-1 Certificates, in each case, after giving effect to payments on such distribution date and (ii) the Class Principal Balance of the Class B-2 Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) approximately 88.00% and (ii) the Aggregate Loan Balance for such distribution date and (B) the amount, if any, by which (i) the Aggregate Loan Balance for such distribution date exceeds (ii) 0.50% of the Aggregate Loan Balance as of the cut-off date.

Class B-3 Principal Payment Amount—For any distribution date on or after the Stepdown Date and as long as a Trigger Event is not in effect with respect to such distribution date, will be the amount, if any, by which (x) the sum of (i) the aggregate Class Principal Balance of the Class A, Class M, Class B-1 and Class B-2 Certificates, in each case, after giving effect to payments on such distribution date and (ii) the Class Principal Balance of the Class B-3 Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) approximately 90.20% and (ii) the Aggregate Loan Balance for such distribution date and (B) the amount, if any, by which (i) the Aggregate Loan Balance for such distribution date exceeds (ii) 0.50% of the Aggregate Loan Balance as of the cut-off date.

Class B-4-IO Notional Amount—For any distribution date, an amount equal to the Class Principal Balance of the Class B-4-PO Certificates immediately prior to that distribution date.

Class B-4-PO Principal Payment Amount—For any distribution date on or after the Stepdown Date and as long as a Trigger Event is not in effect with respect to such distribution date, will be the amount, if any, by which (x) the sum of (i) the aggregate Class Principal Balance of the Class A, Class M, Class B-1, Class B-2 and Class B-3 Certificates, in each case, after giving effect to payments on such distribution date and (ii) the Class Principal Balance of the Class B-4-PO Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) approximately 94.30% and (ii) the Aggregate Loan Balance for such distribution date and (B) the amount, if any, by which (i) the Aggregate Loan Balance for such distribution date exceeds (ii) 0.50% of the Aggregate Loan Balance as of the cut-off date.

Class M-1 Principal Payment Amount—For any distribution date on or after the Stepdown Date and as long as a Trigger Event is not in effect with respect to such distribution date, will be the amount, if any, by which (x) the sum of (i) the aggregate Class Principal Balance of the Class A Certificates after giving effect to payments on such distribution date and (ii) the Class Principal Balance of the Class M-1 Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) approximately 66.00% and (ii) the Aggregate Loan Balance for such distribution date and (B) the amount, if any, by which (i) the Aggregate Loan Balance for such distribution date exceeds (ii) 0.50% of the Aggregate Loan Balance as of the cut-off date.

Class M-2 Principal Payment Amount—For any distribution date on or after the Stepdown Date and as long as a Trigger Event is not in effect with respect to such distribution date, will be the amount, if any, by which (x) the sum of (i) the aggregate Class Principal Balance of the Class A and Class M-1 Certificates, in each case, after giving effect to payments on such distribution date and (ii) the Class Principal Balance of the Class M-2 Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) approximately 79.00% and (ii) the Aggregate Loan Balance for such distribution date and (B) the amount, if any, by which (i) the Aggregate Loan Balance for such distribution date exceeds (ii) 0.50% of the Aggregate Loan Balance as of the cut-off date.

Class Principal Balance—For any class of certificates, other than the Class A-IO, Class B-4-IO, Class X-1, Class X-2 and Class R Certificates, as of any date of determination, an amount equal to the initial principal balance of that class, reduced by the aggregate of the following amounts allocable to that class:

•

all amounts previously distributed to holders of certificates of that class as payments of principal; and

•

in the case of any class of subordinate certificates entitled to distributions of principal, any reductions to the Class Principal Balance thereof due to Realized Losses, as described below under “—Credit Enhancement—Application of Realized Losses;”

•

provided, however, that the Class Principal Balance of each class of subordinate certificates to which Realized Losses have been allocated (including any such class of certificates entitled to distributions of principal for which the Class Principal Balance has been reduced to zero) will be increased, up to the amount of related Recoveries for such distribution date, as follows: (a) first, the Class Principal Balance of each class of Class M Certificates will be increased, in order of seniority, up to the amount of Deferred Amounts owing to that class, and (b) second, the Class Principal Balance of each class of Class B Certificates entitled to distributions of principal will be increased, in order of seniority, up to the amount of Deferred Amounts owing to that class.

Collection Period—For any distribution date is the period from the second day of the month immediately preceding such distribution date to and including the first day of the month of that distribution date.

Current Interest—For any class of certificates entitled to interest and any distribution date, the amount of interest accruing at the applicable pass-through rate on the related Class Principal Balance, Class A-IO Notional Amount or Class B-4-IO Notional Amount, as applicable, during the related Accrual Period; provided, that as to each class of certificates the Current Interest will be reduced by a pro rata portion of any Interest Shortfalls to the extent not covered by excess interest.

Deferred Amount—For any class of subordinate certificates entitled to principal and any distribution date, will equal the amount by which (x) the aggregate of the Applied Loss Amounts previously applied in reduction of the Class Principal Balance thereof exceeds (y) the sum of (a) the aggregate of amounts previously paid in reimbursement thereof and (b) any additions to the Class Principal Balance thereof due to Recoveries.

Delinquency Rate—For any month will be, generally, the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of (x) all mortgage loans 60 or more days delinquent and (y) all bankruptcies, foreclosures and REO Properties, in each case as of the close of business on the last day of such month, and the denominator of which is the Aggregate Loan Balance as of the close of business on the last day of such month.

Expense Fee—As to each mortgage loan, the sum of the Servicing Fee, the Master Servicing Fee and the Credit Risk Manager Fee.

Expense Fee Rate—For any distribution date, the sum of (a) the Servicing Fee Rate, (b) the Master Servicing Fee Rate and (c) the Credit Risk Manager Fee Rate.

Interest Remittance Amount—For any distribution date, subject to amounts otherwise payable or recoverable under the terms of the pooling and servicing agreement, an amount equal to (A) the sum of (1) all interest collected (other than Payaheads, if applicable) or advanced in respect of Scheduled Payments on the mortgage loans during the related Collection Period, the interest portion of related Payaheads previously received and intended for application in the related Collection Period and the interest portion of all prepayments received on the mortgage loans during the related Prepayment Period, less (x) the related Expense Fee and (y) unreimbursed Advances and other amounts due to the servicer, the master servicer or the trustee, as applicable, with respect to the mortgage loans, to the extent allocable to interest as specified in the pooling and servicing agreement, (2) all Compensating Interest paid by the servicer or the master servicer with respect to the mortgage loans and distribution date, (3) the portion of any Substitution Amount, Purchase Price or purchase price in connection with an optional termination of trust paid with respect to the mortgage loans received by the servicer or the master servicer during the related Collection Period allocable to interest and (4) all Net Liquidation Proceeds, insurance proceeds and any other Recoveries (net of unreimbursed Advances, Servicing Advances and expenses, to the extent allocable to interest, and unpaid servicing fees, master servicing fees, credit risk manager fees, expenses and indemnities to the extent payable under the pooling and servicing agreement) collected with respect to the mortgage loans during the related Collection Period, to the extent allocable to interest minus (B) (x) all amounts payable or reimbursable in respect of expenses or indemnities to the servicer, the master servicer, the securities administrator, the custodians or the trustee in accordance with the provisions of the pooling and servicing agreement and (y) all prepayment charges received with respect to the mortgage loans during the related Prepayment Period.

Interest Shortfall—For any distribution date is equal to the aggregate shortfall, if any, in collections of interest for the previous month (adjusted to the related net mortgage rate) on mortgage loans resulting from (a) principal prepayments in full and in part received during the related Prepayment Period to the extent not covered by Compensating Interest and (b) interest payments on certain of the mortgage loans being limited pursuant to the provisions of the Relief Act.

Liquidated Mortgage Loan—A defaulted mortgage loan as to which the servicer has determined that all amounts that it expects to recover in respect of such mortgage loan have been recovered (exclusive of any possibility of a deficiency judgment).

Monthly Excess Cashflow—For any distribution date, an amount equal to the sum of the Monthly Excess Interest and the Overcollateralization Release Amount, if any, for such date, plus any amounts applied pursuant to clauses I(viii) and II(viii) under “—Distributions of Principal” below.

Net Funds Cap—For any distribution date and the LIBOR Certificates and Class B-4-IO Certificates, a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for such date, less Current Interest due on the Class A-IO Certificates on such date and (2) 12, and the denominator of which is the Aggregate Loan Balance as of the first day of the preceding calendar month (taking into account scheduled payments due on such date), multiplied by (b) in the case of the LIBOR Certificates a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.  With respect to the Class A-IO Certificates and any distribution date, a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for such date and (2) 12, and the denominator of which is the Class A-IO Notional Amount for such distribution date.

Net Liquidation Proceeds—All amounts, net of (1) unreimbursed, reasonable out-of-pocket expenses and (2) unreimbursed Advances received and retained in connection with the liquidation of defaulted mortgage loans, through insurance or condemnation proceeds, by foreclosure or otherwise, together with any net proceeds received on a monthly basis with respect to any properties acquired on behalf of the certificateholders by foreclosure or deed in lieu of foreclosure.

Net Mortgage Rate—As to each mortgage loan, and at any time, the per annum rate equal to the mortgage rate of such mortgage loan less the related Expense Fee Rate.

Optimal Interest Remittance Amount—For any distribution date, will be equal to the excess of (i) the product of (1) (x) the weighted average Net Mortgage Rate of the mortgage loans as of the first day of the preceding calendar month (taking into account scheduled payments due on such date and adjusted for prepayments made after such date that are distributed in such preceding calendar month), divided by (y) 12 and (2) the Aggregate Loan Balance as of the first day of the preceding calendar month (taking into account scheduled payments due on such day and prepayments on such day), over (ii) any expenses that reduce the Interest Remittance Amount which did not arise as a result of a default or delinquency of the mortgage loans or were not taken into account in computing the Expense Fee Rate.

Overcollateralization Amount—For any distribution date will be equal to the amount, if any, by which (x) the Aggregate Loan Balance for such distribution date exceeds (y) the aggregate Class Principal Balance of the certificates after giving effect to payments on such distribution date.

Overcollateralization Deficiency—For any distribution date will be equal to the amount, if any, by which (x) the Targeted Overcollateralization Amount for such distribution date exceeds (y) the Overcollateralization Amount for such distribution date, calculated for this purpose after giving effect to the reduction on such distribution date of the aggregate Class Principal Balance of the certificates resulting from the payment of the Principal Payment Amount on such distribution date, but prior to allocation of any Applied Loss Amount on such distribution date.

Overcollateralization Release Amount—For any distribution date will be equal to the lesser of (x) the Principal Remittance Amount for such distribution date and (y) the amount, if any, by which (1) the Overcollateralization Amount for such date, calculated for this purpose on the basis of the assumption that 100% of the Principal Remittance Amount for such date is applied on such date in reduction of the aggregate of the Class Principal Balances of the certificates, exceeds (2) the Targeted Overcollateralization Amount for such date.

Payahead—Any Scheduled Payment intended by the related mortgagor to be applied in a Collection Period subsequent to the Collection Period in which such payment was received.

Prepayment Period— For any distribution date, the calendar month preceding the month in which such distribution date occurs.

Principal Payment Amount—For any distribution date will be equal to the Principal Remittance Amount for such date minus the Overcollateralization Release Amount, if any, for such date.

Principal Remittance Amount—For any distribution date, subject to amounts otherwise payable or recoverable under the terms of the pooling and servicing agreement, an amount equal to (A) the sum of (1) all principal collected (other than Payaheads) or advanced in respect of Scheduled Payments on the mortgage loans during the related Collection Period (less unreimbursed Advances in respect of principal, unreimbursed Servicing Advances and other amounts due to the servicer, the master servicer and the trustee, as applicable, with respect to the mortgage loans, to the extent allocable to principal as specified in the pooling and servicing agreement) and the principal portion of Payaheads previously received and intended for application in the related Collection Period, (2) all principal prepayments, if any, received during the related Prepayment Period, (3) the outstanding principal balance of each mortgage loan that was repurchased by the seller or purchased by the majority in interest Class X-2 certificateholder or the master servicer during the calendar month immediately preceding that distribution date, (4) the portion of any Substitution Amount paid with respect to any replaced mortgage loans during the calendar month immediately preceding that distribution date and the portion any purchase price in connection with an optional termination of trust, in each case allocable to principal, (5) all Net Liquidation Proceeds and any Recoveries (net of unreimbursed Advances in respect of principal, unreimbursed Servicing Advances and other expenses, to the extent allocable to principal) collected with respect to the mortgage loans during the related calendar month, to the extent allocable to principal, and (6) amounts withdrawn from the Interest Rate Cap Account from payments under the Mortgage Loan Interest Rate Cap Agreement (each as defined below under “—Interest Rate Cap Agreements”) to cover Realized Losses on the mortgage loans incurred during the related Collection Period, minus (B) (x) to the extent that the Interest Remittance Amount for such distribution date is insufficient therefor, all amounts payable or reimbursable to the servicer, the master servicer, the securities administrator, the custodians or the trustee in accordance with the provisions of the pooling and servicing agreement and (y) the amount of any prepayment charges on the mortgage loans to the extent such amounts would be principal received during the related Prepayment Period.

Recovery—With respect to any Liquidated Mortgage Loan and distribution date, an amount received in respect of such Liquidated Mortgage Loan during the prior calendar month which has previously been allocated as a Realized Loss to a class or classes of certificates, net of reimbursable expenses.

Rolling Three Month Delinquency Rate—For any distribution date will be the fraction, expressed as a percentage, equal to the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second distribution dates) immediately preceding months.

Scheduled Payment—For any mortgage loan, the monthly scheduled payment of interest and principal, as determined in accordance with the provisions of the related mortgage note.

Senior Enhancement Percentage—For any distribution date will be the fraction, expressed as a percentage, the numerator of which is the sum of the aggregate Class Principal Balance of the Class M-1, Class M-2, Class B-1, Class B-2, Class B-3 and Class B-4-PO Certificates and the Overcollateralization Amount (which, for purposes of this definition only, shall not be less than zero), in each case prior to giving effect to payments on such distribution date and the denominator of which is the Aggregate Loan Balance for such distribution date.

Specified Notional Amount—For any distribution date, the notional amount identified as such in the schedule set forth in the definition of Class A-IO Notional Amount for that distribution date.

Stated Principal Balance—For any mortgage loan as of any date of determination will be generally equal to its outstanding principal balance as of the cut-off date, after giving effect to Scheduled Payments due on or before such date, whether or not received, reduced by (i) the principal portion of all Scheduled Payments due on or before the due date in the Collection Period immediately preceding such date of determination, whether or not received, and (ii) all amounts allocable to unscheduled principal payments received on or before the last day of the Collection Period immediately preceding such date of determination.

Stepdown Date—The date occurring on the earlier of (a) the later of (x) the distribution date in October 2008 and (y) the first distribution date on which the Senior Enhancement Percentage (calculated for this purpose after giving effect to payments or other recoveries in respect of the mortgage loans during the related Collection Period but before giving effect to payments on the certificates on such distribution date) is greater than or equal to approximately 56.00%, or (b) the distribution date following the distribution date on which the aggregate Class Principal Balance of the Class A Certificates is reduced to zero.

Substitution Amount—The amount, if any, by which the Stated Principal Balance of a mortgage loan required to be removed from the trust due to a breach of a representation and warranty or defective documentation exceeds the Stated Principal Balance of the related Qualified Substitute Mortgage Loan(s) plus an amount equal to the sum of (i) the aggregate of any unreimbursed advances with respect to such mortgage loan and (ii) any costs and damages actually incurred and paid by or on behalf of the trust in connection with any violation of a predatory or abusive lending law with respect to such removed mortgage loan.

Targeted Overcollateralization Amount—For any distribution date prior to the Stepdown Date approximately 2.85% of the Aggregate Loan Balance as of the cut-off date; with respect to any distribution date on or after the Stepdown Date and with respect to which a Trigger Event is not in effect, the greater of (a) approximately 5.70% of the Aggregate Loan Balance for such distribution date, or (b) 0.50% of the Aggregate Loan Balance as of the cut-off date; and with respect to any distribution date on or after the Stepdown Date with respect to which a Trigger Event is in effect and is continuing, the Targeted Overcollateralization Amount for the distribution date immediately preceding such distribution date.

Trigger Event—A Trigger Event will occur for any distribution date if either (i) the Rolling Three Month Delinquency Rate as of the last day of the related Collection Period equals or exceeds 12% of the Senior Enhancement Percentage for such distribution date or (ii) the cumulative Realized Losses as a percentage of the original Aggregate Loan Balance on the closing date for such distribution date is greater than the percentage set forth in the following table:

Range of Distribution Dates	Cumulative Loss Percentage
October 2008 – September 2009	4.75%*
October 2009 – September 2010	7.35%*
October 2010 – September 2011	9.45%*
October 2011 and thereafter	10.00%

_______________

*

The cumulative loss percentages set forth above are applicable to the first distribution date in the corresponding range of distribution dates.  The cumulative loss percentage for each succeeding distribution date in a range increases incrementally by 1/12 of the positive difference between the percentage applicable to the first distribution date in that range and the percentage applicable to the first distribution date in the succeeding range.

Distributions of Interest

The pass-through rate for any class of LIBOR Certificates for each distribution date is a per annum rate equal to the lesser of (i) the sum of the one-month LIBOR for that distribution date plus the related certificate margin and (ii) the related Net Funds Cap.  The pass-through rate for the Class A-IO Certificates (a) for each distribution date on or prior to March 2008 is a per annum rate equal to the lesser of (i) 20.00% and (ii) the related Net Funds Cap and (b) for each other Distribution Date, zero.  The pass-through rate for the Class B-4-IO Certificates for each distribution date shall be the lesser of (i) 8.000% per annum, and (ii) the related Net Funds Cap.

If the master servicer does not exercise its option to purchase the mortgage loans, when it is first entitled to do so, as described herein under “—Optional Termination” then with respect to each succeeding distribution date, the certificate margins will increase for the LIBOR Certificates as indicated in the table below.

The certificate margins for the LIBOR Certificates are as follows:

Class of LIBOR Certificates	Certificate Margin (%)
	(1)	(2)
A-1	0.170%	0.340%
A-2	0.330%	0.660%
A-3	0.250%	0.500%
M-1	0.600%	0.900%
M-2	0.750%	1.125%
B-1	1.570%	2.355%
B-2	1.830%	2.745%
B-3	2.350%	3.525%

____________________

(1)

Prior to and on the first optional termination date.

(2)

After the first possible optional termination date.

The amount of interest payable on each distribution date in respect of each class of certificates entitled to interest will equal the sum of (1) Current Interest for such class on such date and (2) any Carryforward Interest for such class and date.  Interest will accrue on each class of LIBOR Certificates on the basis of a 360-day year and the actual number of days elapsed in the related Accrual Period.  Interest will accrue on the Fixed Rate Certificates on the basis of a 360-day year and twelve 30-day months.

With respect to each distribution date, to the extent that a Basis Risk Shortfall exists for the Class A-2 and Class B-2 Certificates, such classes will be entitled to the amount of such Basis Risk Shortfall from amounts on deposit in the Interest Rate Cap Account from amounts paid under the Class A-2 Interest Rate Cap Agreement and Class B-2 Interest Rate Cap Agreement, respectively, as described herein under “—Interest Rate Cap Agreements.”  To the extent that a Basis Risk Shortfall exists for any other class of LIBOR Certificates or the Class B-4-IO Certificates or remains outstanding for the Class A-2 and Class B-2 Certificates after distributions from the Interest Rate Cap Account on any distribution date, such class will be entitled to the amount of such Basis Risk Shortfall from Monthly Excess Cashflow (in accordance with the priority of payments described herein under “—Credit Enhancement—Overcollateralization”) treated as paid from and to the extent of funds on deposit in a reserve fund (the “Basis Risk Reserve Fund”).  The source of funds on deposit in the Basis Risk Reserve Fund will consist initially of a deposit of $1,000.  The Basis Risk Reserve Fund will be the sole source of payments to the holders of the Class A-1, Class A-3, Class M-1, Class M-2, Class B-1, Class B-3 and Class B-4-IO Certificates with respect to any Basis Risk Shortfalls on such certificates.

On each distribution date, the Interest Remittance Amount for such date to the extent on deposit in the distribution account will be paid in the following order of priority:

(1)

concurrently, to the Class A-1, Class A-2, Class A-3 and Class A-IO Certificates, pro rata based on amounts due, Current Interest  and any Carryforward Interest for such class and such distribution date;

(2)

to the Class M-1 Certificates, Current Interest and any Carryforward Interest for such class and such distribution date;

(3)

to the Class M-2 Certificates, Current Interest and any Carryforward Interest for such class and such distribution date;

(4)

to the Class B-1 Certificates, Current Interest and any Carryforward Interest for such class and such distribution date;

(5)

to the Class B-2 Certificates, Current Interest and any Carryforward Interest for such class and such distribution date;

(6)

to the Class B-3 Certificates, Current Interest and any Carryforward Interest for such class and such distribution date;

(7)

to the Class B-4-IO Certificates, Current Interest and any Carryforward Interest for such class and such distribution date; and

(8)

for application as part of Monthly Excess Cashflow for such distribution date, as described under “—Credit Enhancement—Overcollateralization” below, any such Interest Remittance Amount remaining after application pursuant to clauses (1) through (7) above (such amount, “Monthly Excess Interest”) for such distribution date.

Interest Rate Cap Agreements

On or before the closing date, the trustee, on behalf of the trust, will enter into three interest rate cap agreements, one related to the aggregate principal balance of the mortgage loans (the “Mortgage Loan Interest Rate Cap Agreement” and two others related to either the Class A-2 or the Class B-2 Certificates (the “Class A-2 Interest Rate Cap Agreement” and the “Class B-2 Interest Rate Cap Agreement,” and together with the Mortgage Loan Interest Rate Cap Agreement, the “Interest Rate Cap Agreements”) with Bear Stearns Financial Products Inc. as counterparty (in such capacity, the “Counterparty”) whereby, in consideration for a payment by the trust to the Counterparty on the closing date, the Counterparty will agree to make payments to the trust on each Interest Rate Cap Agreement Payment Date on which the Index Rate exceeds the rate specified (the “Strike Rate”) for such Interest Rate Cap Agreement and distribution date.  Any amounts received by the trust under the Interest Rate Cap Agreements will be deposited to an account established by the securities administrator (the “Interest Rate Cap Account”).  The “Interest Rate Cap Agreement Payment Date” is the second Business Day prior to the 25th day of each month beginning in October 2005, to and including the related termination date (being September 2011, with respect to the Mortgage Loan Interest Rate Cap Agreement, and January 2011, with respect to the Class A-2 Interest Rate Cap Agreement and the Class B-2 Interest Rate Cap Agreement), subject to the Modified Following Business Day Convention (within the meaning of the 2000 ISDA Definitions).  A “Business Day” under the Interest Rate Cap Agreements is a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealing in foreign exchange and foreign currency deposits) in New York.

Under each Interest Rate Cap Agreement, the Counterparty will agree to make payments to the trust on each Interest Rate Cap Agreement Payment Date equal to the product of (i) a fraction, the numerator of which is the number of days elapsed since the 25th day of the calendar month prior to the corresponding Interest Rate Cap Agreement Payment Date (or, in the case of the first Interest Rate Cap Agreement Payment Date, since September 29, 2005) to, but excluding, the 25th day of the calendar month in which the related Interest Rate Cap Agreement Payment Date occurs, subject to the Modified Following Business Day Convention (within the meaning of the 2000 ISDA Definitions), and the denominator of which is 360, (ii) the lesser of (1) a notional amount (as set forth in Annex II for such Interest Rate Cap Agreement Payment Date) and (2) the aggregate Class Principal Balance of the certificates (other than the Class P Certificates), with respect to the Mortgage Loan Interest Rate Cap Agreement, or the Class Principal Balance of the Class A-2 or Class B-2 Certificates, with respect to the Class A-2 Interest Rate Cap Agreement and Class B-2 Interest Rate Cap Agreement, respectively, and (iii) the percentage equal to the difference between (1) the Index Rate for such period and (2) the related Strike Rate (as set forth in Annex II for such Interest Rate Cap Agreement Payment Date) (the “Interest Rate Cap Agreement Payment Amount”) provided, that if the Index Rate is less than or equal to the related Strike Rate, then the related Interest Rate Cap Agreement Payment Amount will be zero.  Generally, the “Index Rate” is the rate for one-month deposits in U.S. Dollars (except with respect to the first accrual period, the rate will be derived from a linear interpolation of two-week and one-month LIBOR) which appear on the Telerate Page 3750 two London banking days prior to the first day of the related accrual period for the Interest Rate Cap Agreement or, if such rate does not appear on the Telerate Page 3750, the rate determined based on the rates at which one-month deposits in U.S. Dollars are offered by the reference banks to prime banks in the London interbank market.

Amounts on deposit in the Interest Rate Cap Account from payment on the Mortgage Loan Interest Rate Cap Agreement will be available on any distribution date to pay the following amounts:

(i) to the Principal Remittance Amount, up to the amount of Realized Losses on the mortgage loans incurred during the related Collection Period; and

(ii) sequentially, to the Class M-1, Class M-2, Class B-1, Class B-2, Class B-3 and Class B-4-PO Certificates, in that order, any applicable Deferred Amounts, with interest thereon at the applicable pass-through rate, prior to giving effect to amounts available to be paid in respect of Deferred Amounts as described hereunder under “—Credit Enhancement—Overcollateralization” on such distribution date.

Amounts on deposit in the Interest Rate Cap Account with respect to the Class A-2 Interest Rate Cap Agreement and Class B-2 Interest Rate Cap Agreement will be available on any distribution date to pay any Basis Risk Shortfalls for such distribution date to the Class A-2 and Class B-2 Certificates, respectively, prior to giving effect to amounts available to be paid in respect of Basis Risk Shortfalls as described herein under “—Credit Enhancement—Overcollateralization” on such distribution date.

Amounts paid under the Mortgage Loan Interest Rate Cap Agreement not used on any distribution date to cover Realized Losses on the mortgage loans or to pay Deferred Amounts will remain on deposit in the Interest Rate Cap Account and may be available on future distribution dates to make the payments described in the second preceding paragraph.  Unless terminated earlier, the Mortgage Loan Interest Rate Cap Agreement will terminate on the Interest Rate Cap Agreement Payment Date in September 2011 (after the payment due on such date is paid).  Any amount on deposit in the Interest Rate Cap Account after the termination of the Mortgage Loan Interest Rate Cap Agreement will be released to the Class X-1 certificateholder.

Amounts paid under the Class A-2 Interest Rate Cap Agreement and Class B-2 Interest Rate Cap Agreement not used on any distribution date to cover Basis Risk Shortfalls for such distribution date to the Class A-2 and Class B-2 Certificates, respectively, will be released to the Class X-1 certificateholder.  Unless terminated earlier, the Class A-2 Interest Rate Cap Agreement and Class B-2 Interest Rate Cap Agreement will terminate on the Interest Rate Cap Agreement Payment Date in January 2011 (after the payments due on such date are paid).

Both the trust and the Counterparty will have the right to terminate the Interest Rate Cap Agreements for certain reasons set forth in the documentation associated with the related Interest Rate Cap Agreement, including, without limitation, an ISDA Master Agreement, the Schedule thereto and a Confirmation thereunder.  Although it is not anticipated that there will be amounts payable by the trust, certain amounts may be payable by the trust under the Interest Rate Cap Agreements.  Any such payment will be subordinate to the rights of the offered certificateholders.

The Counterparty.  The Counterparty under the Interest Rate Cap Agreement is a bankruptcy remote derivatives product company based in New York, New York that has been established as a wholly owned subsidiary of The Bear Stearns Companies Inc.  The Counterparty has a ratings classification of “AAA” from S&P and “Aaa” from Moody’s.  The Counterparty will provide upon request, without charge, to each person to whom this prospectus supplement is delivered, a copy of (i) the ratings analysis from each of S&P and Moody’s evidencing those respective ratings or (ii) the most recent audited annual financial statements of the Counterparty.  Requests for information should be directed to the DPC Manager of the Counterparty at (212) 272-4009 or in writing at 383 Madison Avenue, 36th Floor, New York, New York 10179.

Distributions of Principal

The Principal Payment Amount (to the extent of the Principal Remittance Amount available therefor) will be paid on each distribution date as follows:

I.

On each distribution date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event is in effect, the Principal Payment Amount will be paid in the following order of priority:

(i)

concurrently, to the Class A-1, Class A-2 and Class A-3 Certificates, pro rata based on their respective Class Principal Balances, until the Class Principal Balance of each such class has been reduced to zero; provided, however, that the pro rata allocation to the Class A-2 Certificates pursuant to this clause shall be distributed first, to the Class A-1 Certificates, until the Class Principal Balance of such class has been reduced to zero, and second, to the Class A-2 Certificates, until the Class Principal Balance of such class has been reduced to zero;

(ii)

to the Class M-1 Certificates, until the Class Principal Balance of such class has been reduced to zero;

(iii)

to the Class M-2 Certificates, until the Class Principal Balance of such class has been reduced to zero;

(iv)

to the Class B-1 Certificates, until the Class Principal Balance of such class has been reduced to zero;

(v)

to the Class B-2 Certificates, until the Class Principal Balance of such class has been reduced to zero;

(vi)

to the Class B-3 Certificates, until the Class Principal Balance of such class has been reduced to zero;

(vii)

to the Class B-4-PO Certificates, until the Class Principal Balance of such class has been reduced to zero; and

(viii)

for application as part of Monthly Excess Cashflow for such distribution date, as described under “—Credit Enhancement—Overcollateralization” below, any such Principal Payment Amount remaining after application pursuant to clauses (i) through (vii) above.

II.

On each distribution date (a) on or after the Stepdown Date and (b) with respect to which a Trigger Event is not in effect, the Principal Payment Amount for such date will be paid in the following order of priority:

(i)

concurrently, to the Class A-1, Class A-2 and Class A-3 Certificates, the Class A Principal Payment Amount, pro rata based on their respective Class Principal Balances, until the Class Principal Balance of each such class has been reduced to zero; provided, however, that the pro rata allocation to the Class A-2 Certificates pursuant to this clause shall be distributed first, to the Class A-1 Certificates, until the Class Principal Balance of such class has been reduced to zero, and second, to the Class A-2 Certificates, until the Class Principal Balance of such class has been reduced to zero;

(ii)

to the Class M-1 Certificates, the Class M-1 Principal Payment Amount for such distribution date, until the Class Principal Balance of such class has been reduced to zero;

(iii)

to the Class M-2 Certificates, the Class M-2 Principal Payment Amount for such distribution date, until the Class Principal Balance of such class has been reduced to zero;

(iv)

to the Class B-1 Certificates, the Class B-1 Principal Payment Amount for such distribution date, until the Class Principal Balance of such class has been reduced to zero;

(v)

to the Class B-2 Certificates, the Class B-2 Principal Payment Amount for such distribution date, until the Class Principal Balance of such class has been reduced to zero;

(vi)

to the Class B-3 Certificates, the Class B-3 Principal Payment Amount for such distribution date, until the Class Principal Balance of such class has been reduced to zero;

(vii)

to the Class B-4-PO Certificates, the Class B-4-PO Principal Payment Amount for such distribution date, until the Class Principal Balance of such class has been reduced to zero; and

(viii)

for application as part of Monthly Excess Cashflow for such distribution date, as described under “—Credit Enhancement—Overcollateralization” below, any such Principal Payment Amount remaining after application pursuant to clauses (i) through (vii) above.

Class P Certificates

On each distribution date, the securities administrator shall withdraw any amounts then on deposit in the distribution account that represent prepayment charges to the extent collected by the servicer in connection with the principal prepayment of any of the mortgage loans with prepayment charges and paid to the trust and shall distribute such amounts to the holders of the Class P Certificates.  The distribution of such prepayment charges will not reduce the Class Principal Balance of the Class P Certificates.

On the distribution date specified in the  pooling and servicing agreement, the securities administrator shall make a distribution of principal to the Class P Certificates in reduction of the Class Principal Balance thereof from amounts on deposit in a separate reserve account established and maintained by the securities administrator for the exclusive benefit of the Class P Certificateholders.

Credit Enhancement

Credit enhancement for the certificates consists of the subordination of the subordinate certificates, the priority of application of Realized Losses, overcollateralization and amounts available under the Mortgage Loan Interest Rate Cap Agreement to cover certain Realized Losses on the mortgage loans and Deferred Amounts.

Subordination.  The rights of holders of the subordinate certificates to receive payments with respect to the mortgage loans will be subordinated to such rights of holders of each class of certificates having a higher priority of payment, as described under “—Distributions of Interest” and “—Distributions of Principal.” This subordination is intended to enhance the likelihood of regular receipt by holders of certificates having a higher priority of payment of the full amount of interest and principal distributable thereon, and to afford such certificateholders limited protection against Realized Losses incurred with respect to the mortgage loans.

The limited protection afforded to holders of classes of certificates with a higher priority of payment by means of the subordination of certain classes of certificates having a lower priority of payment will be accomplished by the preferential right of holders of such classes of certificates with a higher priority of payment to receive distributions of interest and principal on any distribution date prior to classes with a lower priority of payment.

Application of Realized Losses.  If a mortgage loan becomes a Liquidated Mortgage Loan, the related Net Liquidation Proceeds, to the extent allocable to principal, may be less than the outstanding principal balance of such mortgage loan.  The amount of such insufficiency is a “Realized Loss.”  Realized Losses on mortgage loans will, to the extent not covered from amount on deposit in the Interest Rate Cap Account from amounts paid under the Mortgage Loan Interest Rate Cap Agreement, have the effect of reducing amounts payable in respect of the Class X-1 Certificates (both through the application of Monthly Excess Interest to fund such deficiency and through a reduction in the Overcollateralization Amount for the related distribution date).

If on any distribution date, after giving effect to all Realized Losses incurred with respect to mortgage loans during the Collection Period for such distribution date and payments of principal on such distribution date, the aggregate Class Principal Balance of the certificates (other than the Class P Certificates) exceeds the Aggregate Loan Balance for such distribution date (such excess, an “Applied Loss Amount”), such amount will be allocated in reduction of the Class Principal Balance of first, the Class B-4-PO Certificates, until the Class Principal Balance thereof has been reduced to zero; second, the Class B-3 Certificates, until the Class Principal Balance thereof has been reduced to zero; third, the Class B-2 Certificates, until the Class Principal Balance thereof has been reduced to zero; fourth, the Class B-1 Certificates, until the Class Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates, until the Class Principal Balance thereof has been reduced to zero; and sixth, to the Class M-1 Certificates, until the Class Principal Balance thereof has been reduced to zero.  The Class Principal Balance of the Class A-1, Class A-2 and Class A-3 Certificates will not be reduced by the allocation of Applied Loss Amounts.

Holders of subordinate certificates will not receive any payments in respect of Applied Loss Amounts, except to the extent of available Monthly Excess Cashflow and amounts paid under the Mortgage Loan Interest Rate Cap Agreement, each as described herein.

Mortgage Loan Interest Rate Cap Agreement.  In certain circumstances, payments made to the trust under the Mortgage Loan Interest Rate Cap Agreement may be available to cover certain Realized Losses on the mortgage loans and Deferred Amounts, as described herein under “—The Interest Rate Cap Agreements.”

Overcollateralization.  As of the closing date, the Aggregate Loan Balance as of the cut-off date will exceed the aggregate outstanding Class Principal Balance of the certificates in an amount equal to approximately 2.85% of the Aggregate Loan Balance as of the cut-off date.  This feature is referred to as overcollateralization.  The weighted average net mortgage rate of the mortgage loans is generally expected to be higher than the weighted average of the pass-through rates of the certificates plus the rates at which expenses of the trust accrue, thus generating excess interest collections.  Monthly Excess Interest may be available on each distribution to maintain the required level of overcollateralization.  Such application of interest collections as payments of principal will cause the aggregate Class Principal Balance of the certificates to amortize more rapidly than the Aggregate Loan Balance.  However, Realized Losses will reduce overcollateralization, and Monthly Excess Interest may not be sufficient to maintain the required level of overcollateralization, resulting in an Overcollateralization Deficiency.

In addition, to the extent that a Trigger Event is not in effect and the Overcollateralization Amount exceeds the Targeted Overcollateralization Amount, a portion of the Principal Remittance Amount will not be applied in reduction of the aggregate Class Principal Balance of the certificates, but will instead, be applied as described below.

On each distribution date, Monthly Excess Cashflow will be distributed in the following order of priority:

(1)

(A)

until the aggregate Class Principal Balance of the certificates equals the Aggregate Loan Balance for such distribution date minus the Targeted Overcollateralization Amount for such date, on each such distribution date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event is in effect, to the extent of Monthly Excess Interest for such distribution date, to the certificates, in the order of priority:

(a)

concurrently, to the Class A-1, Class A-2 and Class A-3 Certificates, pro rata based on their respective Class Principal Balances, until the Class Principal Balance of each such class has been reduced to zero; provided, however, that the pro rata allocation to the Class A-2 Certificates pursuant to this clause shall be distributed first, to the Class A-1 Certificates, until the Class Principal Balance of such class has been reduced to zero, and second, to the Class A-2 Certificates, until the Class Principal Balance of such class has been reduced to zero;

(b)

to the Class M-1 Certificates, until the Class Principal Balance of such class has been reduced to zero;

(c)

to the Class M-2 Certificates, until the Class Principal Balance of such class has been reduced to zero;

(d)

to the Class B-1 Certificates, until the Class Principal Balance of such class has been reduced to zero;

(e)

to the Class B-2 Certificates, until the Class Principal Balance of such class has been reduced to zero;

(f)

to the Class B-3 Certificates, until the Class Principal Balance of such class has been reduced to zero; and

(g)

to the Class B-4-PO Certificates, until the Class Principal Balance of such class has been reduced to zero;

(B)

on each distribution date on or after the Stepdown Date and with respect to which a Trigger Event is not in effect, to fund any principal distributions required to be made on such distribution date set forth above in subclause II under “—Distributions of Principal,” after giving effect to the distribution of the Principal Payment Amount for such date, in accordance with the priorities set forth therein;

(2)

to the Class M-1 Certificates, any related Deferred Amount with interest thereon at the pass-through rate for such class;

(3)

to the Class M-2 Certificates, any related Deferred Amount with interest thereon at the pass-through rate for such class;

(4)

to the Class B-1 Certificates, any related Deferred Amount with interest thereon at the pass-through rate for such class;

(1)

to the Class B-2 Certificates, any related Deferred Amount with interest thereon at the pass-through rate for such class;

(2)

to the Class B-3 Certificates, any related Deferred Amount with interest thereon at the pass-through rate for such class;

(3)

to the Class B-4-PO Certificates, any related Deferred Amount with interest thereon at the pass-through rate for such class;

(4)

to the Basis Risk Reserve Fund, the aggregate amount of any Basis Risk Shortfalls for such distribution date, to be distributed in the following order of priority:

(a)

to the Class A-1, Class A-2 and Class A-3 Certificates, pro rata based on amounts due, any applicable Basis Risk Shortfall for each such class;

(b)

to the Class M-1 Certificates, any applicable Basis Risk Shortfall for such class;

(c)

to the Class M-2 Certificates, any applicable Basis Risk Shortfall for such class;

(d)

to the Class B-1 Certificates, any applicable Basis Risk Shortfall for such class;

(e)

to the Class B-2 Certificates, any applicable Basis Risk Shortfall for such class;

(f)

to the Class B-3 Certificates, any applicable Basis Risk Shortfall for such class; and

(g)

to the Class B-4-IO Certificates, any applicable Basis Risk Shortfall for such class;

(1)

to the Class X-1 Certificates any remaining amounts; and

(2)

to the Class R Certificate, any remaining amount.  It is not anticipated that any amounts will be distributed to the Class R Certificates under this clause (10).

Distributions pursuant to subparagraphs (2) through (7) on any distribution date will be made after giving effect to any withdrawals from the Interest Rate Cap Account from amounts paid under the Mortgage Loan Interest Rate Cap Agreement on such date.  Distributions pursuant subparagraphs (8)(a), with respect to the Class A-2 Certificates only, and 8(e), with respect to the Class B-2 Certificates only, on any distribution date will be made after giving effect to any withdrawals from the Interest Rate Cap Account from amounts paid under the Class A-2 Interest Rate Cap Agreement and Class B-2 Interest Rate Cap Agreement, respectively, on such date to pay Basis Risk Shortfalls.

Final Scheduled Distribution Date

The final scheduled distribution date (the “Final Scheduled Distribution Date”) for the certificates, other than the Class A-IO Certificates, is the distribution date in August 2035, which is the distribution date occurring in the month following the month in which the latest stated maturity of any mortgage loan occurs.  As to each class, the actual final distribution date may be earlier or later, and could be substantially earlier, than the Final Scheduled Distribution Date.  The Final Scheduled Distribution Date for the Class A-IO Certificates will be the distribution date in March 2008.

Optional Termination

On any distribution date on or after the later of (a) the distribution date in April 2008 and (b) the distribution date on which the Aggregate Loan Balance is less than 10% of the Aggregate Loan Balance as of the cut-off date, the master servicer will (subject to the terms of the pooling and servicing agreement) have the option to purchase the mortgage loans, any REO Property and any other related property remaining in the trust for a price equal to the sum of (i) 100% of the aggregate outstanding principal balance of the mortgage loans plus accrued interest thereon at the applicable mortgage rate to the date of purchase, (ii) the fair market value of all other property of the trust, and (iii) any unreimbursed Advances and servicing fees and other amounts payable to the servicer, the master servicer, the securities administrator, the custodians and the trustee.  If such option is exercised, the trust will be terminated effecting an early retirement of the certificates.  Distributions on the certificates relating to any optional termination will first be paid to the senior certificates, then to the Class M Certificates and then to the Class B Certificates, sequentially, with each such class receiving in accordance with its priority of payment, Current Interest and any Carryforward Interest, its Class Principal Balance, if applicable, Deferred Amounts and Basis Risk Shortfalls before any payments are made to the next class.  Any remaining amounts will be distributed to the Class X-1 Certificates.  The proceeds from those distributions may not be sufficient to distribute the full amount to which each class of certificates is entitled.  If the master servicer does not exercise the optional termination as described herein when it is first entitled to do so, the certificate margins for the LIBOR Certificates will increase as described above under “—Distributions of Interest.”

YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS

The yield to maturity of the certificates will be sensitive to defaults on the mortgage loans.  If a purchaser of a certificate calculates its anticipated yield based on an assumed rate of default and amount of losses that is lower than the default rate and amount of losses actually incurred, its actual yield to maturity will be lower than that so calculated.  In general, the earlier a loss occurs, the greater is the effect on an investor’s yield to maturity.  There can be no assurance as to the delinquency, foreclosure or loss experience with respect to the mortgage loans.  Because the mortgage loans were underwritten in accordance with standards less stringent than those generally acceptable to Fannie Mae and Freddie Mac with regard to a mortgagor’s credit standing and repayment ability, the risk of delinquencies with respect to, and losses on, the mortgage loans will be greater than that of mortgage loans underwritten in accordance with Fannie Mae and Freddie Mac standards.  In addition, the likelihood that mortgage loans will become delinquent and the rate of any subsequent foreclosures may be affected by a number of factors related to the mortgagor’s personal circumstances, including unemployment or change in employment, or, in the case of self-employed mortgagors relying on commission income, fluctuations in income, marital separation, a mortgagor’s equity in the related mortgaged property and the forms of the related first lien.

The recording of mortgages in the name of MERS is a relatively new practice in the mortgage lending industry.  While the depositor expects that the servicer will be able to commence foreclosure proceedings on the mortgaged properties, when necessary and appropriate, public recording officers and others in the mortgage industry, however, may have limited, if any, experience with lenders seeking to foreclose mortgages, assignments of which are registered with MERS.  Accordingly, delays and additional costs in commencing, prosecuting and completing foreclosure proceedings, defending litigation commenced by third parties and conducting foreclosure sales of the mortgaged properties could result.  Those delays and additional costs could in turn delay the distribution of Net Liquidation Proceeds to the certificateholders and increase the amount of Realized Losses on the mortgage loans.  In addition, if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS® System, it becomes necessary to remove any mortgage loan from registration on the MERS® System and to arrange for the assignment of the related mortgages to the trustee, then any related expenses shall be reimbursable by the trust to the servicer, which will reduce the amount available to pay principal of and interest on the outstanding class or classes of certificates with a Class Principal Balance greater than zero with the lowest payment priorities.  For additional information regarding the recording of mortgages in the name of MERS see “The Mortgage Pool—Mortgage Loan Statistics” in this prospectus supplement.

The rate of principal payments, the aggregate amount of distributions and the yields to maturity of the certificates will be related to the rate and timing of payments of principal on the mortgage loans.  The rate of principal payments on the mortgage loans will in turn be affected by the amortization schedules of the mortgage loans and by the rate of principal prepayments (including for this purpose prepayments resulting from refinancing, liquidations of the mortgage loans due to defaults, casualties or condemnations and repurchases by the seller or servicer).  Certain of the mortgage loans contain prepayment charges, and the rate of principal payments on these mortgage loans may or may not be less than the rate of principal payments for mortgage loans which did not have prepayment charges.  The mortgage loans are subject to the “due-on-sale” provisions included therein.  See “The Mortgage Pool” herein.

Prepayments, liquidations and purchases of the mortgage loans (including any optional purchase) will result in distributions on the certificates of principal amounts that would otherwise be distributed over the remaining terms of the mortgage loans.  Since the rate of payment of principal on the mortgage loans will depend on future events and a variety of other factors, no assurance can be given as to such rate or the rate of principal prepayments.  The extent to which the yield to maturity of a class of certificates may vary from the anticipated yield will depend upon the degree to which such class of certificates is purchased at a discount or premium, and the degree to which the timing of payments thereon is sensitive to prepayments, liquidations and purchases of the mortgage loans.  Further, an investor should consider the risk that, in the case of any certificate purchased at a discount, a slower than anticipated rate of principal payments (including prepayments) on the mortgage loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any such certificate purchased at a premium, a faster than anticipated rate of principal payments on the mortgage loans could result in an actual yield to such investor that is lower than the anticipated yield.

The rate of principal payments (including prepayments) on pools of mortgage loans may vary significantly over time and may be influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions.  In general, if prevailing interest rates were to fall significantly below the mortgage rates on the mortgage loans, such mortgage loans could be subject to higher prepayment rates than if prevailing interest rates were to remain at or above the mortgage rates on such mortgage loans.  Conversely, if prevailing interest rates were to rise significantly, the rate of prepayments on such mortgage loans would generally be expected to decrease.  The mortgage loans may be subject to a greater rate of principal prepayments in a low interest rate environment.  No assurances can be given as to the rate of prepayments on the mortgage loans in stable or changing interest rate environments.

On each distribution date, Monthly Excess Cashflow for the mortgage loans will be distributed as an extra principal distribution amount in reduction of the Class Principal Balances of the certificates then entitled to distributions of principal on each distribution date to the extent that an Overcollateralization Deficiency exists.  If purchased at a premium or a discount, the yield to maturity on the certificates will be affected by the rate at which the Monthly Excess Cashflow for the mortgage loans is distributed in reduction of the applicable Class Principal Balances of such certificates.  If the actual rate of Monthly Excess Cashflow is slower than the rate anticipated by an investor who purchases a certificate, and particularly a subordinate certificate, at a discount, the actual yield to the investor will be lower than the investor’s anticipated yield.  If the actual rate of the Monthly Excess Cashflow is faster than the rate anticipated by an investor who purchases a certificate at a premium, the actual yield to the investor will be lower than the investor’s anticipated yield.  The amount of Monthly Excess Cashflow available for distribution on any distribution date will be affected by the actual amount of interest received, advanced, collected or recovered in respect of the mortgage loans with respect to the related Collection Period and the amount will be influenced by changes in the weighted average of the mortgage rates of the mortgage loans resulting from rate adjustments, prepayments and liquidations.  The amount of Monthly Excess Cashflow applied in reduction of the Class Principal Balances of the certificates entitled to principal on each distribution date will be based on the then Targeted Overcollateralization Amount.  Once the Targeted Overcollateralization Amount is reached, the application of Monthly Excess Cashflow to accelerate overcollateralization will cease, unless necessary to maintain the Targeted Overcollateralization Amount.

Class M and Class B Certificates

The Class M and Class B Certificates (other than the Class B-4-IO Certificates) provide credit enhancement for the senior certificates and may absorb losses on the mortgage loans.  The weighted average lives of, and the yields to maturity on, as applicable, the Class M and Class B Certificates, in order of their relative payment priorities, will be progressively more sensitive to the rate and timing of mortgagor defaults and the severity of ensuing losses on the mortgage loans.  If the actual rate and severity of losses on the mortgage loans is higher than those assumed by a holder of a Class M or Class B Certificate, the actual yield to maturity on the holder’s certificate may be lower than the yield expected by the holder based on that assumption.  Applied Loss Amounts will reduce the Class Principal Balance of the Class M and Class B Certificates entitled to distributions of principal then outstanding with the lowest relative payment priority if and to the extent that the aggregate of the Class Principal Balances of all classes of certificates (other than the Class P Certificates), following all distributions on a distribution date, exceeds the Aggregate Loan Balance.  As a result of these reductions, less interest will accrue on that class of Class M or Class B Certificates entitled to distributions of interest than otherwise would be the case.

In addition, the Class M and Class B Certificates entitled to distributions of principal will not be entitled to any principal distributions prior to the Stepdown Date or if a Trigger Event is in effect and is continuing, unless all of the certificates with a higher relative payment priority have been paid in full.  Because of the disproportionate distribution of principal on the Class A-1, Class A-2 and Class A-3 Certificates, depending on the timing of losses, defaults and delinquencies on the mortgage loans, the weighted average lives of the Class M and Class B Certificates entitled to distributions of principal may be longer than would otherwise be the case.

Pass-Through Rates

The pass-through rates for the LIBOR Certificates and Fixed Rate Certificates are subject to the related Net Funds Cap.  If the mortgage loans bearing higher mortgage rates were to prepay at rates faster than mortgage loans with lower mortgage rates, the related Net Funds Cap would be lower than otherwise would be the case.  Thus, the effective pass-through rates on the LIBOR Certificates and Fixed Rate Certificates will be dependent on the prepayment experience on the mortgage loans.

Although the holders of the LIBOR Certificates and Class B-4-IO Certificates will be entitled to receive the related Basis Risk Shortfall to the extent funds are available for that purpose as described and in the priority set forth in this prospectus supplement, there is no assurance that sufficient funds will be available.  The ratings on the LIBOR Certificates and Class B-4-IO Certificates do not address the likelihood of payment of any Basis Risk Shortfall.

Weighted Average Lives

The timing of changes in the rate of principal prepayments on the mortgage loans may significantly affect an investor’s actual yield to maturity, even if the average rate of principal prepayments is consistent with such investor’s expectation.  In general, the earlier a principal prepayment on the mortgage loans occurs, the greater the effect of such principal prepayment on an investor’s yield to maturity.  The effect on an investor’s yield of principal prepayments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the certificates may not be offset by a subsequent like decrease (or increase) in the rate of principal prepayments.

The projected weighted average life of any class of certificates entitled to principal is the average amount of time that will elapse from the closing date, until each dollar of principal is scheduled to be repaid to the investors in such class of certificates.  Because it is expected that there will be prepayments and defaults on the mortgage loans, the actual weighted average lives of the classes of certificates entitled to principal are expected to vary substantially from the weighted average remaining terms to stated maturity of the mortgage loans as set forth herein under “The Mortgage Pool.”

The Final Scheduled Distribution Date for each class of certificates is as set forth herein under “Description of the Certificates—Final Scheduled Distribution Date.”  The Final Scheduled Distribution Date for each class of certificates (other than the Class A-IO Certificates) was calculated based on the assumption that such date is the distribution date occurring in the month after the latest maturity date for any mortgage loan.  The weighted average life of each class of certificates entitled to principal is likely to be shorter than would be the case if payments actually made on the mortgage loans conformed to the foregoing assumptions, and the final distribution date with respect to such certificates could occur significantly earlier than the related Final Scheduled Distribution Date because (i) prepayments and losses are likely to occur, (ii) excess cashflow, if any, will be applied as principal of the certificates as described herein and (iii) the servicer may cause a termination of the trust as provided herein.

Prepayments on mortgage loans are commonly measured relative to a prepayment model or standard (the “Prepayment Assumption”).  A 100% Prepayment Assumption assumes prepayment rates of 20.00% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans and increasing by 15.00%/11 per annum in each month thereafter until the twelfth month.  Beginning in the twelfth month and in each month thereafter during the life of the mortgage loan, 100% of the prepayment assumption assumes a constant prepayment rate of 35.00% per annum.

The following tables were prepared on the basis of the assumptions in the following paragraph and the tables set forth below.  There may be certain differences between the loan characteristics included in such assumptions and the characteristics of the actual mortgage loans delivered on the closing date.  Any such discrepancy may have an effect upon the percentages of original principal balances outstanding and weighted average lives of the certificates set forth in the following tables.  In addition, since the mortgage loans delivered on the closing date may have characteristics that differ from those described herein, the distributions of principal of the certificates entitled to principal may be made earlier or later than indicated in the tables.

The percentages and weighted average lives in the following tables were determined assuming, assuming other things, that (the “Structuring Assumptions”):  (i) the mortgage loans have the characteristics set forth below, (ii) the closing date for the certificates occurs on September 30, 2005, (iii) distributions on the certificates are made on the 25th day of each month regardless of the day on which the distribution date actually occurs, commencing in October 2005, (iv) the prepayment rates are the percentages of the Prepayment Assumption set forth in the tables below, (v) prepayments include thirty days’ interest thereon, (vi) the seller is not required to substitute or repurchase any or all of the mortgage loans pursuant to the pooling and servicing agreement and no optional termination occurs, except in the calculation of weighted average life as indicated in the decrement tables below, (vii) Scheduled Payments for all mortgage loans are received on the first day of each month commencing in October 2005, the principal portion of such payments is computed prior to giving effect to prepayments received in such month and there are no losses or delinquencies with respect to such mortgage loans, (viii) all mortgage loans prepay at the same rate and all such payments are treated as prepayments in full of individual mortgage loans, with no shortfalls in collection of interest, (ix) such prepayments are received on the last day of each month commencing in September 2005, (x) the one-month LIBOR is at all times equal to 3.83% and (xi)  the Class Principal Balance of the Class P Certificates is zero.

Mortgage Loans

Current Loan Balance ($)	Gross Mortgage Rate (%)	Net Mortgage Rate (%)	Remaining Amortized Term (months)	Remaining Balloon Term (months)	Seasoning (months)	Remaining Interest-Only Term (months)
171,115,473.77	10.302	9.762	355	175	5	N/A
44,284,977.80	10.432	9.892	357	357	3	N/A
1,454,714.37	10.246	9.706	236	236	4	N/A
2,778,785.91	9.766	9.226	175	175	5	N/A
1,107,995.84	11.490	10.950	194	194	4	56
4,063,857.05	11.523	10.983	356	176	4	57

Based on the foregoing assumptions, the following tables indicate the projected weighted average lives of each class of Offered Certificates, and set forth the percentages of the original Class Principal Balance of each such class that would be outstanding after each of the distribution dates shown, at various percentages of the Prepayment Assumption.

Percentage of Initial Class Principal Balance Outstanding for the Certificates
at the Respective Percentages of the Prepayment Assumption(1)

	Class A-1
Distribution Date	0%	50%	100%	150%	200%
Initial Percentage	100%	100%	100%	100%	100%
September 25, 2006	99	72	44	17	0
September 25, 2007	98	46	4	0	0
September 25, 2008	97	25	0	0	0
September 25, 2009	95	12	0	0	0
September 25, 2010	94	5	0	0	0
September 25, 2011	92	*	0	0	0
September 25, 2012	90	0	0	0	0
September 25, 2013	88	0	0	0	0
September 25, 2014	86	0	0	0	0
September 25, 2015	84	0	0	0	0
September 25, 2016	81	0	0	0	0
September 25, 2017	78	0	0	0	0
September 25, 2018	74	0	0	0	0
September 25, 2019	70	0	0	0	0
September 25, 2020	0	0	0	0	0
September 25, 2021	0	0	0	0	0
September 25, 2022	0	0	0	0	0
September 25, 2023	0	0	0	0	0
September 25, 2024	0	0	0	0	0
September 25, 2025	0	0	0	0	0
September 25, 2026	0	0	0	0	0
September 25, 2027	0	0	0	0	0
September 25, 2028	0	0	0	0	0
September 25, 2029	0	0	0	0	0
September 25, 2030	0	0	0	0	0
September 25, 2031	0	0	0	0	0
September 25, 2032	0	0	0	0	0
September 25, 2033	0	0	0	0	0
September 25, 2034	0	0	0	0	0
September 25, 2035	0	0	0	0	0
Weighted Average Life (years)(2)
To Maturity	12.82	2.10	0.97	0.62	0.43
To Optional Termination Date	12.82	2.10	0.97	0.62	0.43

___________________________

*Indicates a number that is greater than zero but less than 0.5%.

(1)

Rounded to the nearest whole percentage.

(2)

The weighted average life of any class of certificates is determined by (i) multiplying the assumed net reduction, if any, in the principal amount on each distribution date on such class of certificates by the number of years from the date of issuance of the certificates to the related distribution date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reductions in principal amount on such class of certificates.

Percentage of Initial Class Principal Balance Outstanding for the Certificates
at the Respective Percentages of the Prepayment Assumption(1)

	Class A-2
Distribution Date	0%	50%	100%	150%	200%
Initial Percentage	100%	100%	100%	100%	100%
September 25, 2006	100	100	100	100	51
September 25, 2007	100	100	100	0	0
September 25, 2008	100	100	*	0	0
September 25, 2009	100	100	*	0	0
September 25, 2010	100	100	*	0	0
September 25, 2011	100	100	*	0	0
September 25, 2012	100	82	*	0	0
September 25, 2013	100	67	*	0	0
September 25, 2014	100	54	*	0	0
September 25, 2015	100	44	*	0	0
September 25, 2016	100	36	*	0	0
September 25, 2017	100	29	*	0	0
September 25, 2018	100	23	0	0	0
September 25, 2019	100	19	0	0	0
September 25, 2020	54	3	0	0	0
September 25, 2021	52	2	0	0	0
September 25, 2022	50	1	0	0	0
September 25, 2023	48	0	0	0	0
September 25, 2024	46	0	0	0	0
September 25, 2025	43	0	0	0	0
September 25, 2026	40	0	0	0	0
September 25, 2027	37	0	0	0	0
September 25, 2028	34	0	0	0	0
September 25, 2029	30	0	0	0	0
September 25, 2030	26	0	0	0	0
September 25, 2031	22	0	0	0	0
September 25, 2032	17	0	0	0	0
September 25, 2033	11	0	0	0	0
September 25, 2034	5	0	0	0	0
September 25, 2035	0	0	0	0	0
Weighted Average Life (years)(2)
To Maturity	19.72	10.11	2.59	1.55	1.03
To Optional Termination Date	18.57	9.29	2.56	1.55	1.03

___________________________

*Indicates a number that is greater than zero but less than 0.5%.

(1)

Rounded to the nearest whole percentage.

(2)

The weighted average life of any class of certificates is determined by (i) multiplying the assumed net reduction, if any, in the principal amount on each distribution date on such class of certificates by the number of years from the date of issuance of the certificates to the related distribution date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reductions in principal amount on such class of certificates.

Percentage of Initial Class Principal Balance Outstanding for the Certificates
at the Respective Percentages of the Prepayment Assumption(1)

	Class A-3
Distribution Date	0%	50%	100%	150%	200%
Initial Percentage	100%	100%	100%	100%	100%
September 25, 2006	99	77	55	32	9
September 25, 2007	98	56	21	0	0
September 25, 2008	97	39	*	0	0
September 25, 2009	96	28	*	0	0
September 25, 2010	95	23	*	0	0
September 25, 2011	94	19	*	0	0
September 25, 2012	92	15	*	0	0
September 25, 2013	91	12	*	0	0
September 25, 2014	89	10	*	0	0
September 25, 2015	87	8	*	0	0
September 25, 2016	84	7	*	0	0
September 25, 2017	82	5	*	0	0
September 25, 2018	79	4	0	0	0
September 25, 2019	76	3	0	0	0
September 25, 2020	10	1	0	0	0
September 25, 2021	10	*	0	0	0
September 25, 2022	9	*	0	0	0
September 25, 2023	9	0	0	0	0
September 25, 2024	9	0	0	0	0
September 25, 2025	8	0	0	0	0
September 25, 2026	8	0	0	0	0
September 25, 2027	7	0	0	0	0
September 25, 2028	6	0	0	0	0
September 25, 2029	6	0	0	0	0
September 25, 2030	5	0	0	0	0
September 25, 2031	4	0	0	0	0
September 25, 2032	3	0	0	0	0
September 25, 2033	2	0	0	0	0
September 25, 2034	1	0	0	0	0
September 25, 2035	0	0	0	0	0
Weighted Average Life (years)(2)
To Maturity	14.10	3.59	1.27	0.79	0.55
To Optional Termination Date	13.89	3.44	1.27	0.79	0.55

___________________________

*Indicates a number that is greater than zero but less than 0.5%.

(1)

Rounded to the nearest whole percentage.

(2)

The weighted average life of any class of certificates is determined by (i) multiplying the assumed net reduction, if any, in the principal amount on each distribution date on such class of certificates by the number of years from the date of issuance of the certificates to the related distribution date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reductions in principal amount on such class of certificates.

Percentage of Initial Class Principal Balance Outstanding for the Certificates
at the Respective Percentages of the Prepayment Assumption(1)

	Class M-1
Distribution Date	0%	50%	100%	150%	200%
Initial Percentage	100%	100%	100%	100%	100%
September 25, 2006	100	100	100	100	100
September 25, 2007	100	100	100	94	62
September 25, 2008	100	100	100	68	19
September 25, 2009	100	92	100	32	4
September 25, 2010	100	75	69	15	0
September 25, 2011	100	61	45	6	0
September 25, 2012	100	50	28	1	0
September 25, 2013	100	41	18	0	0
September 25, 2014	100	33	11	0	0
September 25, 2015	100	27	7	0	0
September 25, 2016	100	22	2	0	0
September 25, 2017	100	18	0	0	0
September 25, 2018	100	14	0	0	0
September 25, 2019	100	11	0	0	0
September 25, 2020	33	*	0	0	0
September 25, 2021	32	0	0	0	0
September 25, 2022	31	0	0	0	0
September 25, 2023	29	0	0	0	0
September 25, 2024	28	0	0	0	0
September 25, 2025	26	0	0	0	0
September 25, 2026	25	0	0	0	0
September 25, 2027	23	0	0	0	0
September 25, 2028	21	0	0	0	0
September 25, 2029	19	0	0	0	0
September 25, 2030	16	0	0	0	0
September 25, 2031	13	0	0	0	0
September 25, 2032	10	0	0	0	0
September 25, 2033	7	0	0	0	0
September 25, 2034	3	0	0	0	0
September 25, 2035	0	0	0	0	0
Weighted Average Life (years)(2)
To Maturity	17.71	7.97	6.33	3.74	2.32
To Optional Termination Date	17.01	7.51	5.13	3.03	2.09

___________________________

*Indicates a number that is greater than zero but less than 0.5%.

(1)

Rounded to the nearest whole percentage.

(2)

The weighted average life of any class of certificates is determined by (i) multiplying the assumed net reduction, if any, in the principal amount on each distribution date on such class of certificates by the number of years from the date of issuance of the certificates to the related distribution date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reductions in principal amount on such class of certificates.

Percentage of Initial Class Principal Balance Outstanding for the Certificates
at the Respective Percentages of the Prepayment Assumption(1)

	Class M-2
Distribution Date	0%	50%	100%	150%	200%
Initial Percentage	100%	100%	100%	100%	100%
September 25, 2006	100	100	100	100	100
September 25, 2007	100	100	100	100	21
September 25, 2008	100	100	100	23	6
September 25, 2009	100	92	50	11	0
September 25, 2010	100	75	23	5	0
September 25, 2011	100	61	15	0	0
September 25, 2012	100	50	10	0	0
September 25, 2013	100	41	6	0	0
September 25, 2014	100	33	3	0	0
September 25, 2015	100	27	0	0	0
September 25, 2016	100	22	0	0	0
September 25, 2017	100	18	0	0	0
September 25, 2018	100	14	0	0	0
September 25, 2019	100	11	0	0	0
September 25, 2020	33	0	0	0	0
September 25, 2021	32	0	0	0	0
September 25, 2022	31	0	0	0	0
September 25, 2023	29	0	0	0	0
September 25, 2024	28	0	0	0	0
September 25, 2025	26	0	0	0	0
September 25, 2026	25	0	0	0	0
September 25, 2027	23	0	0	0	0
September 25, 2028	21	0	0	0	0
September 25, 2029	19	0	0	0	0
September 25, 2030	16	0	0	0	0
September 25, 2031	13	0	0	0	0
September 25, 2032	10	0	0	0	0
September 25, 2033	7	0	0	0	0
September 25, 2034	*	0	0	0	0
September 25, 2035	0	0	0	0	0
Weighted Average Life (years)(2)
To Maturity	17.70	7.97	4.65	2.82	1.90
To Optional Termination Date	17.01	7.51	4.29	2.61	1.84

___________________________

*Indicates a number that is greater than zero but less than 0.5%.

(1)

Rounded to the nearest whole percentage.

(2)

The weighted average life of any class of certificates is determined by (i) multiplying the assumed net reduction, if any, in the principal amount on each distribution date on such class of certificates by the number of years from the date of issuance of the certificates to the related distribution date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reductions in principal amount on such class of certificates.

Percentage of Initial Class Principal Balance Outstanding for the Certificates
at the Respective Percentages of the Prepayment Assumption(1)

	Class B-1
Distribution Date	0%	50%	100%	150%	200%
Initial Percentage	100%	100%	100%	100%	100%
September 25, 2006	100	100	100	100	100
September 25, 2007	100	100	100	100	21
September 25, 2008	100	100	100	23	6
September 25, 2009	100	92	36	11	0
September 25, 2010	100	75	23	1	0
September 25, 2011	100	61	15	0	0
September 25, 2012	100	50	10	0	0
September 25, 2013	100	41	6	0	0
September 25, 2014	100	33	0	0	0
September 25, 2015	100	27	0	0	0
September 25, 2016	100	22	0	0	0
September 25, 2017	100	18	0	0	0
September 25, 2018	100	14	0	0	0
September 25, 2019	100	11	0	0	0
September 25, 2020	33	0	0	0	0
September 25, 2021	32	0	0	0	0
September 25, 2022	31	0	0	0	0
September 25, 2023	29	0	0	0	0
September 25, 2024	28	0	0	0	0
September 25, 2025	26	0	0	0	0
September 25, 2026	25	0	0	0	0
September 25, 2027	23	0	0	0	0
September 25, 2028	21	0	0	0	0
September 25, 2029	19	0	0	0	0
September 25, 2030	16	0	0	0	0
September 25, 2031	13	0	0	0	0
September 25, 2032	10	0	0	0	0
September 25, 2033	7	0	0	0	0
September 25, 2034	0	0	0	0	0
September 25, 2035	0	0	0	0	0
Weighted Average Life (years)(2)
To Maturity	17.67	7.97	4.39	2.65	1.77
To Optional Termination Date	17.01	7.51	4.07	2.47	1.72

___________________________

(1)

Rounded to the nearest whole percentage.

(2)

The weighted average life of any class of certificates is determined by (i) multiplying the assumed net reduction, if any, in the principal amount on each distribution date on such class of certificates by the number of years from the date of issuance of the certificates to the related distribution date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reductions in principal amount on such class of certificates.

Percentage of Initial Class Principal Balance Outstanding for the Certificates
at the Respective Percentages of the Prepayment Assumption(1)

	Class B-2
Distribution Date	0%	50%	100%	150%	200%
Initial Percentage	100%	100%	100%	100%	100%
September 25, 2006	100	100	100	100	100
September 25, 2007	100	100	100	94	21
September 25, 2008	100	100	100	23	0
September 25, 2009	100	92	36	11	0
September 25, 2010	100	75	23	0	0
September 25, 2011	100	61	15	0	0
September 25, 2012	100	50	10	0	0
September 25, 2013	100	41	0	0	0
September 25, 2014	100	33	0	0	0
September 25, 2015	100	27	0	0	0
September 25, 2016	100	22	0	0	0
September 25, 2017	100	18	0	0	0
September 25, 2018	100	14	0	0	0
September 25, 2019	100	11	0	0	0
September 25, 2020	33	0	0	0	0
September 25, 2021	32	0	0	0	0
September 25, 2022	31	0	0	0	0
September 25, 2023	29	0	0	0	0
September 25, 2024	28	0	0	0	0
September 25, 2025	26	0	0	0	0
September 25, 2026	25	0	0	0	0
September 25, 2027	23	0	0	0	0
September 25, 2028	21	0	0	0	0
September 25, 2029	19	0	0	0	0
September 25, 2030	16	0	0	0	0
September 25, 2031	13	0	0	0	0
September 25, 2032	10	0	0	0	0
September 25, 2033	2	0	0	0	0
September 25, 2034	0	0	0	0	0
September 25, 2035	0	0	0	0	0
Weighted Average Life (years)(2)
To Maturity	17.64	7.97	4.29	2.59	1.71
To Optional Termination Date	17.01	7.51	4.00	2.43	1.68

___________________________

(1)

Rounded to the nearest whole percentage.

(2)

The weighted average life of any class of certificates is determined by (i) multiplying the assumed net reduction, if any, in the principal amount on each distribution date on such class of certificates by the number of years from the date of issuance of the certificates to the related distribution date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reductions in principal amount on such class of certificates.

Percentage of Initial Class Principal Balance Outstanding for the Certificates
at the Respective Percentages of the Prepayment Assumption(1)

	Class B-3
Distribution Date	0%	50%	100%	150%	200%
Initial Percentage	100%	100%	100%	100%	100%
September 25, 2006	100	100	100	100	100
September 25, 2007	100	100	100	48	21
September 25, 2008	100	100	100	23	0
September 25, 2009	100	92	36	11	0
September 25, 2010	100	75	23	0	0
September 25, 2011	100	61	15	0	0
September 25, 2012	100	50	7	0	0
September 25, 2013	100	41	0	0	0
September 25, 2014	100	33	0	0	0
September 25, 2015	100	27	0	0	0
September 25, 2016	100	22	0	0	0
September 25, 2017	100	18	0	0	0
September 25, 2018	100	14	0	0	0
September 25, 2019	100	11	0	0	0
September 25, 2020	33	0	0	0	0
September 25, 2021	32	0	0	0	0
September 25, 2022	31	0	0	0	0
September 25, 2023	29	0	0	0	0
September 25, 2024	28	0	0	0	0
September 25, 2025	26	0	0	0	0
September 25, 2026	25	0	0	0	0
September 25, 2027	23	0	0	0	0
September 25, 2028	21	0	0	0	0
September 25, 2029	19	0	0	0	0
September 25, 2030	16	0	0	0	0
September 25, 2031	13	0	0	0	0
September 25, 2032	10	0	0	0	0
September 25, 2033	0	0	0	0	0
September 25, 2034	0	0	0	0	0
September 25, 2035	0	0	0	0	0
Weighted Average Life (years)(2)
To Maturity	17.60	7.97	4.20	2.53	1.69
To Optional Termination Date	17.01	7.51	3.96	2.39	1.68

___________________________

(1)

Rounded to the nearest whole percentage.

(2)

The weighted average life of any class of certificates is determined by (i) multiplying the assumed net reduction, if any, in the principal amount on each distribution date on such class of certificates by the number of years from the date of issuance of the certificates to the related distribution date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reductions in principal amount on such class of certificates.

Yield on Class A-IO Certificates

The pre-tax yield to maturity (on a corporate bond equivalent basis) to the holder of the Class A-IO Certificates under constant percentages ranging from 50% to 200% of the Prepayment Assumption will equal approximately 5.50% per annum.  The yield of such certificates was calculated using the Structuring Assumptions and the further assuming that the purchase price percentage of the Class A-IO Certificates, excluding accrued interest, is approximately 23.0373%.

Additional Information

The depositor intends to file certain additional yield tables and other computational materials with respect to the certificates with the Securities and Exchange Commission in a report on Form 8-K.  Such tables and materials were prepared by the underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors.  Such tables and assumptions may be based on assumptions that differ from the modeling assumptions.  Accordingly, such tables and other materials may not be relevant to or appropriate for investors other than those specifically requesting them.

USE OF PROCEEDS

The depositor will apply the net proceeds of the sale of the Offered Certificates toward the purchase price of the mortgage loans from the seller.  The depositor expects that the seller will use such funds for general corporate purposes including the repayment of financing with respect to the mortgage loans.

CERTAIN MATERIAL FEDERAL INCOME TAX CONSEQUENCES

REMIC Elections

The pooling and servicing agreement provides that the trust, exclusive of the assets held in the Basis Risk Reserve Fund and the Interest Rate Cap Account, will comprise a tiered REMIC structure.  The pooling and servicing agreement will designate a single class of interest in each of the REMICs as the residual interest in that REMIC.

Upon the issuance of the certificates, McKee Nelson LLP will deliver its opinion to the effect that, assuming compliance with the pooling and servicing agreement, each portion of the trust designated as a REMIC in the pooling and servicing agreement will qualify as a REMIC within the meaning of Section 860D of the Code.  In addition, McKee Nelson LLP will deliver its opinion to the effect that each of the Basis Risk Reserve Fund and the Interest Rate Cap Account is an “outside reserve fund” for purposes of the Treasury regulations promulgated under the REMIC provisions of the Code that is beneficially owned by the holders of the Class X-1 Certificates.

Tax Treatment of the Offered Certificates

For federal income tax purposes, the Class A-IO Certificates and Class B-4-PO Certificates will constitute REMIC regular interests and will be treated as having been issued with original issue discount.  See “Material Federal Income Tax Consequences—REMICs—Taxation of Owners of REMIC Regular Certificates” and “—Original Issue Discount” in the accompanying prospectus.

The pooling and servicing agreement provides that, for federal income tax information reporting purposes, the securities administrator will treat each holder of a LIBOR Certificate or Class B-4-IO Certificate (each, a “Component Certificate”) (i) as holding an undivided interest in a REMIC regular interest (a “REMIC regular interest component”) and (ii) as having entered into a limited recourse interest rate cap contract written by the holders of the Class X-1 Certificates (the “Cap Contract”).  For this purpose, the REMIC regular interest component of a Component Certificate will be entitled to receive interest and principal payments at the times and in the amounts equal to those made on the corresponding certificates, except that the interest payments on the REMIC regular interests corresponding to the Component Certificates will be determined without regard to any payments made from the Basis Risk Reserve Fund.  Any payment on a Component Certificate in excess of the amounts payable on the corresponding REMIC regular interest will be treated as paid pursuant to the Cap Contract.  Consequently, each holder of a Component Certificate will be required to report income accruing with respect to the REMIC regular interest component of that certificate as discussed under “Material Federal Income Tax Consequences—REMICs” in the accompanying prospectus.  In addition, each such certificateholder will be required to report net income with respect to the Cap Contract and will be permitted to recognize a net deduction with respect to the Cap Contract component, subject to the discussion under “Additional Considerations with Respect to the Component Certificates—The Cap Contract Component” below.  Prospective investors should consult their own tax advisors regarding the consequences to them in light of their own particular circumstances of taxing separately the two components constituting each Component Certificate.

The remaining portion of this discussion assumes that the rights of the holders of Component Certificates to receive payments in excess of the amounts payable on the corresponding REMIC regular interests will be treated as rights under a notional principal contract rather than as a partnership for federal income tax purposes.  Treatment of such rights as a partnership interest could result in differing timing and character consequences to certificateholders and withholding tax consequences for certificateholders who are Foreign Persons.  Prospective investors should consult their tax advisors regarding the appropriate tax treatment of the right to receive payments on a Component Certificate in excess of the amounts payable on the corresponding REMIC regular interest.

Additional Considerations with Respect to the Component Certificates

Allocations

A holder of a Component Certificate must allocate its purchase price for a certificate between its components—the REMIC regular interest component and the Cap Contract component.  In addition, upon the sale, exchange, or other disposition of such a certificate, the certificateholder must allocate the amount realized between the components of the certificate based on the relative fair market values of those components at the time of sale and must treat the sale, exchange or other disposition as a sale, exchange or disposition of the REMIC regular interest component and the Cap Contract component.

The pooling and servicing agreement provides that, for information reporting purposes, the securities administrator will treat the Cap Contract component as having nominal value.  The Cap Contract is difficult to value, and the IRS could assert that the value of the Cap Contract component as of the closing date is greater than the value used for information reporting purposes.  Prospective investors should consider the tax consequences to them if the IRS were to assert a different value for the Cap Contract component.

Original Issue Discount

The REMIC regular interest component of a Class B-4-IO Certificate will be, and the REMIC regular interest component of any other Component Certificate may be, issued with original issue discount. A beneficial owner of a Component Certificate must include any original issue discount with respect to such component in income as it accrues on a constant yield method, regardless of whether the beneficial owner receives currently the cash attributable to such original issue discount.  See “Material Federal Income Tax Consequences—REMICs—Taxation of Owners of REMIC Regular Certificates—Original Issue Discount” in the accompanying prospectus.  The prepayment assumption that will be used in determining the accrual of any original issue discount, market discount, or bond premium, if any, will be a rate equal to 100% of the Prepayment Assumption.  See “Yield, Prepayment and Maturity Considerations—Weighted Average Lives” above.  No representation is made that the mortgage loans will prepay at such a rate or at any other rate.

The Cap Contract Component

The portion of the overall purchase price of a Component Certificate attributable to the Cap Contract component must be amortized over the life of such certificate, taking into account the declining balance of the REMIC regular interest component.  Treasury regulations concerning notional principal contracts provide alternative methods for amortizing the purchase price of an interest rate cap contract.  Under one method—the level yield constant interest method—the price paid for an interest rate cap is amortized over the life of the cap as though it were the principal amount of a loan bearing interest at a reasonable rate.  Prospective investors are urged to consult their tax advisors concerning the methods that can be employed to amortize the portion of the purchase price paid for the Cap Contract component of a certificate.

The pooling and servicing agreement provides that any payments made to a certificateholder in excess of the amounts payable on the corresponding REMIC regular interest will be treated by the securities administrator as periodic payments on an interest rate cap contract.  To the extent the sum of such periodic payments for any year exceeds that year’s amortized cost of the Cap Contract component, such excess represents net income for that year.  Conversely, to the extent that the amount of that year’s amortized cost exceeds the sum of the period payments, such excess shall represent a net deduction for that year.  Although not clear, net income or a net deduction should be treated as ordinary income or as an ordinary deduction.

A certificateholder’s ability to recognize a net deduction with respect to the Cap Contract component may be limited in the case of (i) estates and trusts and (ii) individuals owning an interest in such component directly or through a “pass-through entity” (other than in connection with such individual’s trade or business).  Pass-through entities include partnerships, S corporations, grantor trusts and non-publicly offered regulated investment companies, but do not include estates, nongrantor trusts, cooperatives, real estate investment trusts and publicly offered regulated investment companies.  Further, such a certificateholder will not be able to recognize a net deduction with respect to the Cap Contract component in computing the certificateholder’s alternative minimum tax liability.

Assuming that the certificate is held as a “capital asset” within the meaning of section 1221 of the Code, gain or loss on the disposition of an interest in the Cap Contract component should be capital gain or loss.

Status of the Component Certificates

The REMIC regular interest components of Component Certificates will be treated as assets described in Section 7701(a)(19)(C) of the Code, and as “real estate assets” under Section 856(c)(5)(B) of the Code, generally, in the same proportion that the assets of the trust, exclusive of the assets not included in any REMIC, would be so treated. In addition, the interest derived from the REMIC regular interest component of a Component Certificate will be interest on obligations secured by interests in real property for purposes of section 856(c)(3) of the Code, subject to the same limitation in the preceding sentence.  The Cap Contract components of the Component Certificate will not qualify, however, as an asset described in Section 7701(a)(19)(C) of the Code or as a real estate asset under Section 856(c)(5)(B) of the Code.

ERISA CONSIDERATIONS

General

Section 406 of ERISA prohibits, and Section 4975 of the Code imposes adverse tax consequences on, certain transactions between a pension, profit-sharing or other employee benefit plan or other retirement plan or arrangement that is subject to Section 406 of ERISA or Section 4975 of the Code, including a so-called “Keogh” plan, or an individual retirement account, or any entity deemed to hold the assets of the foregoing, including insurance company general and separate accounts (each a “Plan”).  ERISA also imposes certain duties on persons who are fiduciaries of Plans subject to ERISA, including the requirements of investment prudence and diversification, and the requirement that investments of any such Plan be made in accordance with the documents governing the Plan.  Under ERISA, any person who exercises any authority or control respecting the management or disposition of the assets of a Plan is considered to be a fiduciary of the Plan.

Employee plans that are governmental plans (as defined in Section 3(32) of ERISA), and certain church plans (as defined in Section 3(33) of ERISA) if no election has been made under Section 410(d) of the Code, are not subject to ERISA requirements.  Accordingly, assets of those plans may be invested in the certificates subject to the provisions of applicable federal law, and in the case of any plan that is qualified under Section 401(a) of the Code and exempt from taxation under Section 501(a) of the Code, the restrictions imposed under Section 503 of the Code.  Governmental plans are not subject to ERISA requirements but may be subject to state or local laws substantially similar to ERISA or Section 4975 of the Code (“Similar Law”).

In addition to imposing general fiduciary standards, ERISA and Section 4975 of the Code prohibit a broad range of “prohibited transactions” involving assets of Plans and, as relevant here, the acquisition, holding and disposition of the certificates between a Plan and persons that are “parties in interest” as described in Section 3(14) of ERISA or “disqualified persons” as described in Section 4975 of the Code (collectively, “parties in interest”) with respect to such Plan and impose taxes and/or other penalties under ERISA and/or Section 4975 of the Code on such transactions, unless a statutory or regulatory exception or administrative exemption applies.

In addition, certain transactions involving the assets of a trust might be deemed to constitute prohibited transactions under ERISA and the Code with respect to a Plan that purchases certificates issued by that trust if assets of the trust were deemed to be assets of the Plan.  Under a regulation issued by the United States Department of Labor (the “DOL”) (the “Plan Assets Regulation”), the assets of a trust would be treated as plan assets of the Plan for the purposes of ERISA and Section 4975 of the Code only if the Plan acquires an “equity interest” in the trust and none of the exceptions contained in the Plan Assets Regulation is applicable.  An equity interest is defined under the Plan Assets Regulation as an interest other than an interest which is treated as indebtedness under applicable local law and which has no substantial equity features.  A certificate will normally be treated as an equity interest for these purposes.

Underwriter Exemption Applicable to Purchases of the ERISA Eligible Certificates

Nomura Securities International, Inc. has received an administrative exemption from the DOL, Prohibited Transaction Exemption 93-32, which grants individual administrative exemptive relief (a so-called “Underwriter Exemption” or the “Exemption”) from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, holding and subsequent resale by Plans of asset-backed and mortgage-backed securities issued by entities, such as the trust fund, that hold certain fixed pools of receivables, loans and other obligations of the types held by the trust fund and the servicing, operation and management of the trust fund and its assets, provided that the conditions and requirements of the Exemption are met.  The Exemption applies to Nomura Securities International, Inc. when it or its affiliate acts as the sole underwriter, manager or co-manager of an underwriting syndicate or is the selling or underwriter of certificates that meet the terms and conditions generally described below (“Exemption Eligible Certificates”).

General Conditions of the Exemptions

Plans acquiring Exemption Eligible Certificates may be eligible for protection under the Exemption if:

(1)

at the time of the acquisition, the Class of Exemption Eligible Certificates acquired by the Plan has received a rating in one of the four, highest generic rating categories by S&P, Moody’s or Fitch (each a “Recognized Rating Agency”);

(2)

the securities administrator is not an affiliate of any member of the “Restricted Group” other than Nomura Securities International, Inc.  The “Restricted Group” includes, the depositor, the seller, Nomura Securities International, Inc., the trustee, the securities administrator, the servicer, any insurer with respect to any group of mortgage loans, the obligor under any other form of credit enhancement or an obligor with respect to any obligation constituting more than five percent of the total unamortized principal balance of the assets of the trust fund on the date of issuance of the Exemption Eligible Certificates, or any affiliate of those parties;

(3)

the Class of Exemption Eligible Certificates acquired by the Plan is not subordinated to other Classes of Certificates with respect to the right to receive distributions in the event of defaults or delinquencies on the underlying assets of the trust fund, unless none of the mortgage loans has a loan-to-value ratio or combined loan-to-value ratio at the date of issuance of the Exemption Eligible Certificates that exceeds 100%, (i.e., “fully secured”);

(4)

the mortgage loans held by the trust fund are fully secured (other than one-to-four family residential mortgage loans and home equity loans backing certain types of certificates described below);

(5)

the Plan is an “accredited investor,” as defined in Rule 501(a)(1) of Regulation D under the Securities Act;

(6)

the acquisition of the Exemption Eligible Certificates by a Plan is on terms, including the price for the Exemption Eligible Certificates, that are at least as favorable to the Plan as they would be in an arm’s length transaction with an unrelated party;

(7)

the sum of all payments made to and retained by Nomura Securities International, Inc. in connection with the placement of the Exemption Eligible Certificates represents not more than reasonable compensation for placing the Exemption Eligible Certificates;

(8)

the sum of all payments made to and retained by the depositor pursuant to the sale of the assets of the trust fund to the trustee represents not more than the fair market value of those assets;

(9)

the sum of all payments made to and retained by the servicer represents not more than reasonable compensation for their services and reimbursement of their reasonable expenses;

(10)

assets of the type included as assets of the trust fund have been included in other investment pools; and certificates evidencing interests in those other pools have been both:  (i) rated in one of the four highest generic rating categories by a Recognized Rating Agency and (ii) purchased by investors other than Plans for at least one year prior to a Plan’s acquisition of Exemption Eligible Certificates in reliance upon the Exemption.

Designated Transactions

The Exemption permits residential (one- to-four family) and home equity loans, to be less than fully secured, provided that the rights and interests evidenced by Exemption Eligible Certificates issued in such designated transactions are:

(1)

not subordinated to the rights and interests evidenced by certificates of the same trust fund;

(2)

such Exemption Eligible Certificates acquired by the Plan have received a rating from a Recognized Rating Agency at the time of such acquisition that is in one of the two highest generic rating categories; and

(3)

any mortgage loan included in the corpus or assets of the trust fund is secured by collateral whose loan-to-value ratio or combined loan-to-value ratio at the time of issuance of the Exemption Eligible Certificates does not exceed 125%.

Limitations on Scope of Relief

The rating of a certificate may change.  If its rating declines below the lowest permitted rating, the certificate will no longer be eligible for relief under the Exemption (although a Plan that had purchased a certificate when it had a permitted rating would not be required by the Exemption to dispose of it).  However, in such circumstances a certificate may be eligible for purchase by a Plan investor which is an insurance company general account, pursuant to Prohibited Transaction Class Exemption 95-60, Sections I and III.

The Exemption will not apply to a Plan’s investment in otherwise Exemption Eligible Certificates if the Plan fiduciary responsible for the decision to invest in the Exemption Eligible Certificates is a borrower or obligor with respect to obligations representing no more than five percent of the fair market value of the obligations constituting the assets of the trust fund, or an affiliate of such an obligor, unless:

(1)

in the case of an acquisition in connection with the initial issuance of the Exemption Eligible Certificates, at least 50% of each Class of Exemption Eligible Certificates in which Plans have invested is acquired by persons independent of the Restricted Group and at least 50% of the aggregate interest in the trust fund is acquired by persons independent of the Restricted Group;

(2)

the Plan’s investment in any Class of Exemption Eligible Certificates does not exceed 25% of the outstanding certificates of that Class at the time of acquisition;

(3)

immediately after the acquisition, no more than 25% of the Plan assets with respect to which the investing fiduciary has discretionary authority or renders investment advice are invested in Exemption Eligible Certificates evidencing interests in trusts sponsored or containing assets sold or serviced by the same entity; and

(4)

the Plan is not sponsored by any member of the Restricted Group.

Whether the conditions of the Exemption will be satisfied as to the Exemption Eligible Certificates of any particular Class will depend upon the relevant facts and the circumstances existing at the time the Plan acquires the Exemption Eligible Certificates.  Any Plan investor that proposes to use assets of a Plan to acquire certificates in reliance upon the Exemption should determine whether the Plan satisfies all of the applicable conditions and consult with its counsel regarding other factors that may affect the applicability of the Exemption.

Applicability of Exemption to the Certificates

The Class A, Class M, Class B-1, Class B-2 and Class B-3 Certificates should qualify as Exemption Eligible Certificates under the Exemption.  However, because the Class B-4-IO, Class B-4-PO, Class X-1, Class X-2, Class P and Class R Certificates are rated below investment-grade, they do not qualify as Exemption Eligible Certificates under the Exemption.

As the characteristics of the Class B-4-IO, Class B-4-PO, Class X-1, Class X-2, Class P and Class R Certificates (as well as any certificate that was originally an Exemption Eligible Certificate but whose rating has declined to below investment-grade collectively, “ERISA-Restricted Certificates”) do not meet the requirements of the Exemption, a Plan may have engaged in a prohibited transaction or may incur excise taxes or civil penalties if it purchases and holds such Certificates.  Consequently, transfers of ERISA-Restricted Certificates will not be registered by the securities administrator unless the securities administrator receives:

•

a representation from the transferee of the ERISA-Restricted Certificate, acceptable to and in form and substance satisfactory to the securities administrator, that the transferee is not a Plan, or a person acting on behalf of a Plan or using a Plan's assets to effect the transfer; or

•

an opinion of counsel satisfactory to the securities administrator that the purchase and holding of the ERISA-Restricted Certificate by a Plan, or any person acting on behalf of a Plan or using a Plan’s assets, will not result in non-exempt prohibited transactions under Title I of ERISA and/or Section 4975 of the Code and will not subject the trustee, the securities administrator, the master servicer, the servicer, the depositor or the seller to any obligation in addition to those undertaken in the pooling and servicing agreement (such opinion, a “Benefit Opinion”).

Other Considerations

Any member of the Restricted Group, a borrower or obligor, or any of their affiliates might be considered or might become a party in interest with respect to a Plan.  In that event, the acquisition or holding of certificates by, on behalf of or with assets of that Plan might be viewed as giving rise to a prohibited transaction under ERISA and Section 4975 of the Code, unless the Exemption or another exemption is available.  Accordingly, before a Plan investor makes the investment decision to purchase, to commit to purchase or to hold certificates, the Plan investor should make its own determination as to whether the Exemption is applicable and adequate exemptive relief is available thereunder or whether any other prohibited transaction exemption is available under ERISA and Section 4975 of the Code.

Insurance companies contemplating the investment of general account assets in the certificates should also consult with their legal advisors with respect to the applicability of Section 401(c) of ERISA, and the DOL regulations issued thereunder regarding the potential application to, and exemption from, the fiduciary and prohibited transaction provisions of ERISA and/or Section 4975 of the Code to such accounts.

Prospective Plan investors in certificates should consult with their legal advisors concerning the impact of ERISA and the Code, the prohibited transaction rules that may apply to them and the potential consequences in their specific circumstances, prior to making an investment in certificates.  Each Plan fiduciary should also determine whether under the general fiduciary standards of investment prudence and diversification, an investment in the certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan’s investment portfolio.

The sale of any of the certificates to a Plan will not constitute a representation by the depositor, Nomura Securities International, Inc., the securities administrator or the trustee that such an investment meets all relevant legal requirements relating to investments by Plans generally or by any particular Plan, or that such an investment is appropriate for Plans generally or for any particular Plan.

LEGAL INVESTMENT CONSIDERATIONS

The certificates will not constitute “mortgage related securities” for the purposes of SMMEA.

There may be restrictions on the ability of certain investors, including depository institutions, either to purchase the certificates or to purchase certificates representing more than a specified percentage of the investor’s assets.  Investors should consult their own legal advisors in determining whether and to what extent the certificates constitute legal investments for such investors.  See “Legal Investment” in the accompanying prospectus.

PLAN OF DISTRIBUTION

Subject to the terms and conditions set forth in the underwriting agreement, dated September 27, 2005, between the depositor and Nomura Securities International Inc., as underwriter, the depositor has agreed to sell the Offered Certificates to the underwriter, and the underwriter has agreed to purchase the Offered Certificates from the depositor.  Distribution of the Offered Certificates will be made by the underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale.  The proceeds to the depositor from the sale of the Offered Certificates will be approximately 102.42% of the initial aggregate Class Principal Balance of the Offered Certificates plus, with respect to the Class A-IO Certificates, accrued interest, before deducting expenses payable by the depositor.  The underwriter may effect those transactions by selling its certificates to or through dealers, and those dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the underwriter for whom they act as agent.  In connection with the sale of the Offered Certificates, the underwriter may be deemed to have received compensation from the depositor in the form of underwriting discounts.  The underwriter and any dealers that participate with the underwriter in the distribution of the Offered Certificates may be deemed to be an underwriter and any profit on the resale of the Offered Certificates positioned by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended.

The depositor has been advised by the underwriter that it intends to make a market in the Offered Certificates, but the underwriter has no obligation to do so.  There can be no assurance that a secondary market for the Offered Certificates, or any particular class thereof, will develop or, if it does develop, that it will continue or that such market will provide sufficient liquidity to certificateholders.

The depositor has agreed to indemnify the underwriter against, or make contributions to the underwriter with respect to, certain liabilities, including liabilities under the Securities Act of 1933, as amended.  The underwriter is an affiliate of the depositor.

LEGAL MATTERS

Certain legal matters in connection with the issuance of the Offered Certificates will be passed upon for the depositor and seller by McKee Nelson LLP, New York, New York.  Certain federal income tax consequences with respect to the Offered Certificates will be passed upon for the trust by McKee Nelson LLP, New York, New York.  McKee Nelson LLP, New York, New York will act as counsel for the underwriter.

RATINGS

It is a condition to the issuance of the Offered Certificates that they receive at least the following ratings:

Class	S&P	Moody’s
A-1	AAA	Aaa
A-2	AAA	Aaa
A-3	AAA	Aaa
A-IO	AAA	Aaa
M-1	AA	Aa2
M-2	A	A2
B-1	BBB+	Baa1
B-2	BBB	Baa2
B-3	BBB-	Baa3

The depositor has not requested that any other rating agency assign a rating to the Offered Certificates other than those listed above.

A securities rating addresses the likelihood of the receipt by a certificateholder of distributions on the mortgage loans.  The rating takes into consideration the characteristics of the mortgage loans and the structural, legal and tax aspects associated with the certificates.  The ratings on the certificates do not, however, constitute statements regarding the likelihood or frequency of prepayments on the mortgage loans, the payment of any Basis Risk Shortfalls or the possibility that a holder of a certificate might realize a lower than anticipated yield.  Further, the ratings on the Class A-IO Certificates do not address whether investors will recover their initial investments.

The depositor has not engaged any rating agency other than the Rating Agencies to provide ratings on the certificates listed above.  However, there can be no assurance as to whether any other rating agency will rate the certificates, or, if it does, what rating would be assigned by any such other rating agency.  Any rating on the certificates by another rating agency, if assigned at all, may be lower than the ratings assigned to the certificates listed above by the Rating Agencies.

A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization.  Each security rating should be evaluated independently of any other security rating.  In the event that the ratings initially assigned to any of the certificates by the Rating Agencies are subsequently lowered for any reason, no person or entity is obligated to provide any additional support or credit enhancement with respect to such certificates.

INDEX OF DEFINED TERMS

ANNEX I
GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

Except in certain limited circumstances, the Offered Certificates will be offered globally (the “Global Securities”) and will be available only in book-entry form.  Investors in the Global Securities may hold such Global Securities through any of The Depository Trust Company (“DTC”), Clearstream, Luxembourg or Euroclear.  The Global Securities will be tradable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

Secondary market trading between investors holding Global Securities through Clearstream, Luxembourg and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice (i.e., seven calendar day settlement).

Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.

Secondary cross-market trading between Clearstream, Luxembourg or Euroclear and DTC Participants holding Certificates will be effected on a delivery-against-payment basis through the respective Depositaries of Clearstream, Luxembourg and Euroclear (in such capacity) and as DTC Participants.

Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

Initial Settlement

All Global Securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors’ interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect Participants in DTC.  As a result, Clearstream, Luxembourg and Euroclear will hold positions on behalf of their participants through their respective Depositaries, which in turn will hold such positions in accounts as DTC Participants.

Investors electing to hold their Global Securities through DTC will follow the settlement practices applicable to conventional eurobonds, except that there will be no temporary global security and no “lock-up” or restricted period.  Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

Investors electing to hold their Global Securities through Clearstream, Luxembourg or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no “lock-up” or restricted period.  Global Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

Secondary Market Trading

Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser’s and seller’s accounts are located to ensure that settlement can be made on the desired value date.

Trading between DTC Participants. Secondary market trading between DTC Participants will be settled using the procedures applicable to prior mortgage loan asset backed certificates issues in same-day funds.

Trading between Clearstream, Luxembourg and/or Euroclear Participants. Secondary market trading between Clearstream, Luxembourg Participants or Euroclear Participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

Trading between DTC Seller and Clearstream, Luxembourg or Euroclear purchaser.  When Global Securities are to be transferred from the account of a DTC Participant to the account of a Clearstream, Luxembourg Participant or a Euroclear Participant, the purchaser will send instructions to Clearstream, Luxembourg or Euroclear through a Clearstream, Luxembourg Participant or Euroclear Participant at least one business day prior to settlement. Clearstream, Luxembourg or Euroclear will instruct the respective Depositary, as the case may be, to receive the Global Securities against payment.  Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date, on the basis of the actual number of days in such interest period and a year assumed to consist of 360 days.  For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month.  Payment will then be made by the respective Depositary of the DTC Participant’s account against delivery of the Global Securities.  After settlement has been completed, the Global Securities will be system and by the clearing system, in accordance with its usual procedures, to the Clearstream, Luxembourg Participant’s or Euroclear Participant’s account.  The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York).  If settlement is not completed on the intended value date (i.e., the trade fails), the Clearstream, Luxembourg or Euroclear cash debt will be valued instead as of the actual settlement date.

Clearstream, Luxembourg Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement.  The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream, Luxembourg or Euroclear.  Under this approach, they may take on credit exposure to Clearstream, Luxembourg or Euroclear until the Global Securities are credited to their accounts one day later.

As an alternative, if Clearstream, Luxembourg or Euroclear has extended a line of credit to them, Clearstream, Luxembourg Participants or Euroclear Participants can elect not to preposition funds and allow that credit line to be drawn upon the finance settlement.  Under this procedure, Clearstream, Luxembourg Participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts.  However, interest on the Global Securities would accrue from the value date.  Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each Clearstream, Luxembourg Participant’s or Euroclear Participant’s particular cost of funds.

Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Securities to the respective European Depositary for the benefit of Clearstream, Luxembourg Participants or Euroclear Participants.  The sale proceeds will be available to the DTC Seller on the settlement date.  Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.

Trading between Clearstream, Luxembourg or Euroclear Seller and DTC Purchaser. Due to time zone differences in their favor, Clearstream, Luxembourg Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depositary, to a DTC Participant.  The seller will send instructions to Clearstream, Luxembourg or Euroclear through a Clearstream, Luxembourg Participant or Euroclear Participant at least one business day prior to settlement.  In these cases Clearstream, Luxembourg or Euroclear will instruct the respective Depositary, as appropriate, to deliver the Global Securities to the DTC Participant’s account against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment to and excluding the settlement date on the basis of the actual number of days in such interest period and a year assumed to consist of 360 days.  For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month.  The payment will then be reflected in the account of the Clearstream, Luxembourg Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the Clearstream, Luxembourg Participants or Euroclear Participant’s account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York).  Should the Clearstream, Luxembourg Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period.  If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Clearstream, Luxembourg Participant’s or Euroclear Participant’s account would instead be valued as of the actual settlement date.

Finally, day traders that use Clearstream, Luxembourg or Euroclear and that purchase Global Securities from DTC Participants for delivery to Clearstream, Luxembourg Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

(a)

borrowing through Clearstream, Luxembourg or Euroclear for one day (until the purchase side of the day trade is reflected in their Clearstream, Luxembourg or Euroclear accounts) in accordance with the clearing systems customary procedures;

(b)

borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their Clearstream, Luxembourg or Euroclear account in order to settle the sale side of the trade; or

(c)

staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the Clearstream, Luxembourg Participant or Euroclear Participant.

Certain U.S. Federal Income Tax Documentation Requirements

A beneficial owner that is not a United States person within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986 holding a book-entry certificate through Clearstream, Euroclear or DTC maybe subject to U.S. withholding tax at a rate of 30% unless such beneficial owner provides certain documentation to the securities administrator or to the U.S. entity required to withhold tax (the “U.S. withholding agent”) establishing an exemption from withholding.  A holder that is not a United States person may be subject to 30% withholding unless:

I.

the securities administrator or the U.S. withholding agent receives a statement—

(a)

from the beneficial owner on Internal Revenue Service (IRS) Form W-8BEN (or any successor form) that—

(i)

is signed by the beneficial owner under penalties of perjury,

(i)

certifies that such beneficial owner is not a United States person, and

(ii)

provides the name and address of the beneficial owner, or

(b)

from a securities clearing organization, a bank or other financial institution that holds customers’ securities in the ordinary course of its trade or business that—

(i)

is signed under penalties of perjury by an authorized representative of the financial institution,

(i)

states that the financial institution has received an IRS Form W-8BEN (or any successor form) from the beneficial owner or that another financial institution acting on behalf of the beneficial owner has received such IRS Form W-8BEN (or any successor form),

(ii)

provides the name and address of the beneficial owner, and

(iii)

attaches the IRS Form W-8BEN (or any successor form) provided by the beneficial owner;

I.

the beneficial owner claims an exemption or reduced rate based on a treaty and provides a properly executed IRS Form W-8BEN (or any successor form) to the securities administrator or the U.S. withholding agent;

II.

the beneficial owner claims an exemption stating that the income is effectively connected to a U.S. trade or business and provides a properly executed IRS Form W-8BEN (or any successor form) to the securities administrator or the U.S. withholding agent; or

III.

the beneficial owner is a nonwithholding partnership and provides a properly executed IRS Form W-8IMY (or any successor form) with all necessary attachments to the securities administrator or the U.S. withholding agent.  Certain pass-through entities that have entered into agreements with the Internal Revenue Service (for example qualified intermediaries) may be subject to different documentation requirements; it is recommended that such beneficial owner consult with their tax advisors when purchasing the certificates.

A beneficial owner holding book-entry certificates through Clearstream or Euroclear provides the forms and statements referred to above by submitting them to the person through which he holds an interest in the book-entry certificates, which is the clearing agency, in the case of persons holding directly on the books of the clearing agency.  Under certain circumstances a Form W-8BEN, if furnished with a taxpayer identification number, (TIN), will remain in effect until the status of the beneficial owner changes, or a change in circumstances makes any information on the form incorrect.  A Form W-8BEN, if furnished without a TIN, and a Form W-8ECI will remain in effect for a period starting on the date the form is signed and ending on the last day of the third succeeding calendar year, unless a change in circumstances makes any information on the form incorrect.

In addition, all beneficial owners holding book-entry certificates through Clearstream, Euroclear or DTC may be subject to backup withholding at a rate of up to 31% unless the beneficial owner:

I.

provides a properly executed IRS Form W-8BEN, Form W-8ECI or Form W-8IMY (or any successor forms) if that person is not a United States person;

II.

provides a properly executed IRS Form W-9 (or any substitute form) if that person is a United States person; or

III.

is a corporation, within the meaning of Section 7701(a) of the Internal Revenue Code of 1986, or otherwise establishes that it is a recipient exempt from United States backup withholding.

This summary does not deal with all aspects of federal income tax withholding or backup withholding that may be relevant to investors that are not United States persons within the meaning of Section 7701(a)(30) of the Internal Revenue Code.  Such investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the book-entry certificates.

The term United States person means (1) a citizen or resident of the United States, (2) a corporation or partnership organized in or under the laws of the United States or any state or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (3) an estate the income of which is includable in gross income for United States tax purposes, regardless of its source, (4) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust, and (5) to the extent provided in regulations, certain trusts in existence on August 20, 1996 that are treated as United States persons prior to such date and that elect to continue to be treated as United States persons.

ANNEX II

INTEREST RATE CAP AGREEMENT SCHEDULES

Mortgage Loan Interest Rate Cap Agreement

Interest Rate Cap Agreement Payment Date	Notional Amount($)	Strike Rate (%)	Interest Rate Cap Agreement Payment Date	Notional Amount($)	Strike Rate (%)

October 2005	218,000,000	3.50	October 2008	74,774,000	3.50
November 2005	211,615,754	3.50	November 2008	72,584,204	3.50
December 2005	205,418,475	3.50	December 2008	70,458,537	3.50
January 2006	199,402,686	3.50	January 2009	68,395,121	3.50
February 2006	193,563,072	3.50	February 2009	66,392,134	3.50
March 2006	187,894,475	3.50	March 2009	64,447,805	3.50
April 2006	182,391,886	3.50	April 2009	62,560,417	3.50
May 2006	177,050,443	3.50	May 2009	60,728,302	3.50
June 2006	171,865,427	3.50	June 2009	58,949,841	3.50
July 2006	166,832,256	3.50	July 2009	57,223,464	3.50
August 2006	161,946,485	3.50	August 2009	55,547,644	3.50
September 2006	157,203,797	3.50	September 2009	53,920,902	3.50
October 2006	152,600,000	3.50	October 2009	52,341,800	3.50
November 2006	148,131,028	3.50	November 2009	50,808,943	3.50
December 2006	143,792,932	3.50	December 2009	49,320,976	3.50
January 2007	139,581,880	3.50	January 2010	47,876,585	3.50
February 2007	135,494,151	3.50	February 2010	46,474,494	3.50
March 2007	131,526,133	3.50	March 2010	45,113,463	3.50
April 2007	127,674,320	3.50	April 2010	43,792,292	3.50
May 2007	123,935,310	3.50	May 2010	42,509,811	3.50
June 2007	120,305,799	3.50	June 2010	41,264,889	3.50
July 2007	116,782,579	3.50	July 2010	40,056,425	3.50
August 2007	113,362,540	3.50	August 2010	38,883,351	3.50
September 2007	110,042,658	3.50	September 2010	37,744,632	3.50
October 2007	106,820,000	3.50	October 2010	36,639,260	3.50
November 2007	103,691,720	3.50	November 2010	35,566,260	3.50
December 2007	100,655,053	3.50	December 2010	34,524,683	3.50
January 2008	97,707,316	3.50	January 2011	33,513,609	3.50
February 2008	94,845,905	3.50	February 2011	32,532,146	3.50
March 2008	92,068,293	3.50	March 2011	31,579,424	3.50
April 2008	89,372,024	3.50	April 2011	30,654,604	3.50
May 2008	86,754,717	3.50	May 2011	29,756,868	3.50
June 2008	84,214,059	3.50	June 2011	28,885,422	3.50
July 2008	81,747,806	3.50	July 2011	28,039,497	3.50
August 2008	79,353,778	3.50	August 2011	27,218,346	3.50
September 2008	77,029,860	3.50	September 2011	26,421,242	3.50

Class A-2 Interest Rate Cap Agreement

Interest Rate Cap Agreement Payment Date	Notional Amount($)	Strike Rate (%)	Interest Rate Cap Agreement Payment Date	Notional Amount($)	Strike Rate (%)

October 2005	20,796,000	9.062	October 2008	660,289	9.498
November 2005	20,796,000	7.263	November 2008	660,289	9.181
December 2005	20,796,000	7.535	December 2008	660,289	9.498
January 2006	20,796,000	7.298	January 2009	660,289	9.181
February 2006	20,796,000	7.315	February 2009	660,289	9.182
March 2006	20,796,000	8.152	March 2009	660,289	10.201
April 2006	20,796,000	7.347	April 2009	660,289	9.182
May 2006	20,796,000	7.620	May 2009	660,289	9.499
June 2006	20,796,000	7.379	June 2009	660,289	9.182
July 2006	20,796,000	7.656	July 2009	660,289	9.499
August 2006	20,796,000	7.420	August 2009	660,289	9.182
September 2006	20,796,000	7.446	September 2009	660,289	9.182
October 2006	20,796,000	7.737	October 2009	660,289	9.499
November 2006	20,796,000	7.512	November 2009	660,289	9.182
December 2006	20,796,000	7.815	December 2009	660,289	9.499
January 2007	20,796,000	7.597	January 2010	660,289	9.182
February 2007	20,796,000	7.648	February 2010	660,289	9.182
March 2007	20,796,000	8.566	March 2010	660,289	10.201
April 2007	20,796,000	7.768	April 2010	660,289	9.182
May 2007	20,796,000	8.110	May 2010	660,289	9.499
June 2007	20,796,000	7.914	June 2010	660,289	9.182
July 2007	20,796,000	8.276	July 2010	660,289	9.499
August 2007	20,796,000	8.091	August 2010	660,289	9.182
September 2007	20,796,000	8.192	September 2010	660,289	9.182
October 2007	20,796,000	8.590	October 2010	660,289	9.500
November 2007	20,796,000	8.421	November 2010	660,289	9.182
December 2007	17,851,469	8.847	December 2010	660,289	9.500
January 2008	15,652,227	8.691	January 2011	660,289	9.183
February 2008	13,531,440	8.842
March 2008	11,486,318	9.649
April 2008	9,514,167	9.181
May 2008	7,612,393	9.498
June 2008	5,778,491	9.181
July 2008	4,010,045	9.498
August 2008	2,304,727	9.181
September 2008	660,289	9.181

Class B-2 Interest Rate Cap Agreement

Interest Rate Cap Agreement Payment Date	Notional Amount($)	Strike Rate (%)	Interest Rate Cap Agreement Payment Date	Notional Amount($)	Strike Rate (%)

October 2005	4,116,000	7.562	October 2008	4,116,000	7.998
November 2005	4,116,000	5.763	November 2008	4,116,000	7.681
December 2005	4,116,000	6.035	December 2008	4,101,281	7.998
January 2006	4,116,000	5.798	January 2009	2,296,445	7.681
February 2006	4,116,000	5.815	February 2009	1,949,345	7.682
March 2006	4,116,000	6.652	March 2009	1,879,396	8.701
April 2006	4,116,000	5.847	April 2009	1,811,947	7.682
May 2006	4,116,000	6.120	May 2009	1,746,909	7.999
June 2006	4,116,000	5.879	June 2009	1,684,194	7.682
July 2006	4,116,000	6.156	July 2009	1,623,721	7.999
August 2006	4,116,000	5.920	August 2009	1,565,410	7.682
September 2006	4,116,000	5.946	September 2009	1,509,184	7.682
October 2006	4,116,000	6.237	October 2009	1,454,967	7.999
November 2006	4,116,000	6.012	November 2009	1,402,690	7.682
December 2006	4,116,000	6.315	December 2009	1,352,282	7.999
January 2007	4,116,000	6.097	January 2010	1,303,677	7.682
February 2007	4,116,000	6.148	February 2010	1,256,811	7.682
March 2007	4,116,000	7.066	March 2010	1,211,622	8.701
April 2007	4,116,000	6.268	April 2010	1,168,050	7.682
May 2007	4,116,000	6.610	May 2010	1,126,037	7.999
June 2007	4,116,000	6.414	June 2010	1,085,527	7.682
July 2007	4,116,000	6.776	July 2010	1,046,436	7.999
August 2007	4,116,000	6.591	August 2010	1,008,745	7.682
September 2007	4,116,000	6.692	September 2010	972,404	7.682
October 2007	4,116,000	7.090	October 2010	937,366	8.000
November 2007	4,116,000	6.921	November 2010	903,583	7.682
December 2007	4,116,000	7.347	December 2010	871,011	8.000
January 2008	4,116,000	7.191	January 2011	839,607	7.683
February 2008	4,116,000	7.342
March 2008	4,116,000	8.149
April 2008	4,116,000	7.681
May 2008	4,116,000	7.998
June 2008	4,116,000	7.681
July 2008	4,116,000	7.998
August 2008	4,116,000	7.681
September 2008	4,116,000	7.681

$213,790,000

(Approximate)

Mortgage Pass-Through Certificates, Series 2005-S3

Nomura Asset Acceptance Corporation,
Alternative Loan Trust, Series 2005-S3

Nomura Asset Acceptance Corporation

Depositor

Wells Fargo Bank, N.A.

Master Servicer and Securities Administrator

GMAC Mortgage Corporation

Servicer

You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information.

We are not offering the Mortgage Pass-Through Certificates, Series 2005-S3 in any state where the offer is not permitted.

Dealers will deliver a prospectus supplement and prospectus when acting as underwriters of the Mortgage Pass-Through Certificates, Series 2005-S3 and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the Mortgage Pass-Through Certificates, Series 2005-S3 will be required to deliver a prospectus supplement and prospectus until 90 days after the date of this prospectus supplement.

September 27, 2005